UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

BBH TRUST

On behalf of the following series:

BBH Select Series – Large Cap Fund

BBH Global Core Select

BBH Partner Fund – International Equity

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

BBH Income Fund

BBH U.S. Government Money Market Fund

(Exact name of registrant as specified in charter)

140 Broadway, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Corporation Services Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report

OCTOBER 31, 2019

BBH SELECT SERIES – LARGE CAP FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH SELECT SERIES – LARGE CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2019

BBH Select Series – Large Cap Fund (“the Fund”) began trading on September 9, 2019. The investment philosophy and process we employ in managing the Fund is consistent with the approach we have used in managing portfolios of large capitalization stocks at BBH for many years.

The investment objective of the Fund is to provide investors with long-term growth of capital. Our primary goal in managing the Fund is to provide attractive compounded returns over full market cycles in a risk-conscious way. We employ a bottom-up, fundamentals-based process that seeks to invest in competitively advantaged, well-managed, cash generative businesses that provide essential products and services. With capital preservation being one of our key goals, we work to explicitly identify key risks outside of company management’s control so that we can contemplate the range of potential outcomes for each business. Our portfolio construction decisions are driven by an approach that considers the quality of the businesses as well as their respective valuations. We invest with a long-term ownership perspective and an expectation that our returns over time will be driven by the underlying performances of the businesses, their effectiveness at deploying capital and their operational and financial resilience during periods of economic stress. As a result, the performance of the Fund will likely differ meaningfully – both positively and negatively – from major indexes at various points within a long-term market cycle as we maintain our independent perspective and focus on long-term compounding.

The Fund’s Class I Shares rose by 1.2% net of fees from its inception date through the end of its fiscal year on October 31, 2019. During the same period, the S&P 500 Index (“S&P 500”) returned 2.2%.

At the Fund’s inception on September 9, 2019, we purchased a portfolio of 29 stocks, broadly in alignment with their inclusion and relative weights in similar large-cap equity portfolios managed by BBH. Each Company had been fully researched by the investment team using the qualitative criteria, risk assessments and valuation parameters discussed above. Between the Fund’s inception date and the end of its fiscal year 2019, we did not make purchases of any new companies, but we did make several additions to the initial portfolio holdings both as a result of inflows to the Fund and our regular portfolio management actions. Among the positions for which we added to our portfolio weights beyond what was necessitated by fund inflows were Bright Horizons Family Solutions Inc., Arthur J. Gallagher & Co., Alcon Inc., Costco Wholesale Corp. and A.O. Smith Corp. We did not trim or sell any positions during the fiscal year.

The Fund’s largest positive contributors from inception through the end of fiscal 2019 were Allegion PLC and Alphabet Inc. Allegion shares rose after the Company recorded strong financial results in which year-over-year organic revenue growth contributed to a robust increase in operating leverage. We believe that Allegion’s competitive position in growing markets and categories, the essential nature of its products, and its ability to achieve positive pricing will allow it to sustain attractive economic profits.

There is no assurance the objective will be achieved. Purchase and sale information provided should not be considered as a recommendation to purchase or sell a particular security and that there is no assurance, as of the date of publication, that the securities purchased remain in a fund’s portfolio or that securities sold have not been repurchased.

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BBH SELECT SERIES – LARGE CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Shares of Alphabet – the largest position in the Fund – benefited as top-line growth recovered following a prior slowdown that had been the result of platform changes designed to improve site experience. We believe that the Company’s continued growth demonstrates not only the utility, necessity and value of its offerings to both users and advertisers, but also the benefits of the self-reinforcing scale advantages that arise from the its vast ongoing investments in data science and predictive modeling. While the continued strength in Alphabet’s top-line growth has required significant levels of investment in technical personnel, facilities, equipment, sales force and revenue sharing, the Company nevertheless remains a highly profitable and cash generative business.

The Fund’s largest detractors from inception through the end of fiscal 2019 were Comcast Corp. and Colgate-Palmolive Co. As both companies’ operational and financial performances have remained solid in our estimation, we believe the modest declines in their respective share prices during the period primarily reflected a broader market rotation towards more cyclical sectors and companies, which came at the expense of companies with steadier demand characteristics and typically stable margins.

As of October 31, 2019, the Fund had positions in 29 companies, with approximately 52% of the assets held in the ten largest holdings. The Fund ended the fiscal year trading at roughly 90% of our underlying intrinsic value estimates on a weighted average basis.

Equity markets have generated strong gains in recent years, continuing a decade of expansion dating to the last major recession and bear market. In contrast to this escalation in financial asset prices, economic conditions in recent years have remained somewhat sluggish in the U.S. and are notably weak in many international markets. Asset inflation without supporting economic growth can create false signals about the strength of underlying demand, causing misallocation of resources and a buildup of price risk in markets as investors are compelled (or even forced) to shift their allocations towards styles, factors and asset classes that offer less safety and resilience.

Based on this assessment, we believe it is important to maintain a contextual awareness of the high-level valuation-related risks that equity markets may face at some point. However, we manage the BBH Select Series – Large Cap Fund with a predominantly bottom-up, ‘full market cycle’ approach in which we seek to buy and own high-quality companies that can compound shareholder value over long periods of time. We focus on business durability, growth opportunities, balance sheet strength and management quality, and we carefully weigh risks that fall outside of companies’ control. We seek a valuation margin of safety* in each of our investments, and we seek to exploit downside market volatility as a source of buying opportunities.

Holdings are subject to change.

*	With respect to equity investments, a margin of safety exists when we believe there is a significant discount to intrinsic value at the time of purchase, we aim to purchase at 75% of our estimate to intrinsic value or less.

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BBH SELECT SERIES – LARGE CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Growth of $10,000 Invested in BBH Select Series - Large Cap Fund

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (September 9, 2019) to October 31, 2019 as compared to the S&P 500.

The annualized gross expense ratios as shown in the September 9, 2019 prospectus for Class I and Retail Class shares were 0.80% and 1.13%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The S&P 500 is an unmanaged weighted index of 500 stocks providing a broad indicator of stock price movements. The composition of the index is materially different than the Fund’s holdings. The index is unmanaged. Investments cannot be made in an index.

4

BBH SELECT SERIES – LARGE CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Select Series – Large Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Select Series – Large Cap Fund (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2019, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from September 9, 2019 (commencement of operations) to October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 9, 2019 (commencement of operations) to October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

financial statements october 31, 2019	5

BBH SELECT SERIES – LARGE CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2019

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991

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BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO ALLOCATION
October 31, 2019

.

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$26,208,314	6.6%
Communications	58,355,110	14.6
Consumer Cyclical	36,327,162	9.1
Consumer Non-Cyclical	129,725,392	32.5
Financials	68,667,532	17.2
Industrials	30,529,488	7.7
Technology	34,319,942	8.6
Cash and Other Assets in Excess of Liabilities	14,629,418	3.7
NET ASSETS	$398,762,358	100.0%

All data as of October 31, 2019. The Fund sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

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BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS
October 31, 2019

Shares		Value
	COMMON STOCK (96.3%)
	BASIC MATERIALS (6.6%)
102,146	Celanese Corp. (Series A)	$12,374,988
69,742	Linde, Plc.(Ireland)	13,833,326
	Total Basic Materials	26,208,314

	COMMUNICATIONS (14.6%)
22,616	Alphabet, Inc. (Class C)[1]	28,498,648
2,992	Booking Holdings, Inc.[1]	6,129,920
529,374	Comcast Corp. (Class A)	23,726,542
	Total Communications	58,355,110

	CONSUMER CYCLICAL (9.1%)
230,720	Copart, Inc.[1]	19,066,701
19,244	Costco Wholesale Corp.	5,717,585
71,990	Dollar General Corp.	11,542,876
	Total Consumer Cyclical	36,327,162

	CONSUMER NON-CYCLICAL (32.5%)
131,315	Alcon, Inc.(Switzerland)[1]	7,783,040
24,782	Bright Horizons Family Solutions, Inc.[1]	3,680,623
207,014	Brown-Forman Corp. (Class B)	13,563,557
104,120	Colgate-Palmolive Co.	7,142,632
78,734	Diageo, Plc. ADR (United Kingdom)	12,902,141
59,846	FleetCor Technologies, Inc.[1]	17,607,890
174,685	Henry Schein, Inc.[1]	10,932,661
71,387	Nestle SA ADR (Switzerland)	7,649,831
156,646	Novartis AG ADR (Switzerland)	13,697,126
134,276	Perrigo Co., Plc. (Ireland)	7,119,314
177,097	Unilever NV (NY Shares) (Netherlands)	10,491,226
134,110	Zoetis, Inc. (Class A)	17,155,351
	Total Consumer Non-Cyclical	129,725,392

	FINANCIALS (17.2%)
134,276	Arthur J Gallagher & Co.	12,248,657
77	Berkshire Hathaway, Inc. (Class A)[1]	24,558,303
4,777	Berkshire Hathaway, Inc. (Class B)[1]	1,015,494
35,093	Mastercard, Inc. (Class A)	9,714,093
370,589	US Bancorp	21,130,985
	Total Financials	68,667,532

The accompanying notes are an integral part of these financial statements.

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BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Shares		Value
	COMMON STOCKS (continued)
	INDUSTRIALS (7.7%)
122,762	Allegion, Plc. (Ireland)	$14,245,302
189,082	AO Smith Corp.	9,393,594
61,408	Waste Management, Inc.	6,890,592
	Total Industrials	30,529,488

	TECHNOLOGY (8.6%)
51,685	KLA Corp.	8,736,832
469,501	Oracle Corp.	25,583,110
	Total Technology	34,319,942
	Total Common Stock (Cost $378,212,823)	384,132,940

TOTAL INVESTMENTS (Cost $378,212,823)[2]	96.3%	$384,132,940
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	3.7%	14,629,418
NET ASSETS	100.0%	$398,762,358

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $378,212,823, the aggregate gross unrealized appreciation is $8,086,812 and the aggregate gross unrealized depreciation is $2,166,695, resulting in net unrealized appreciation of $5,920,117.

Abbreviation:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

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BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

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BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2019
Common Stock:
Basic Materials	$26,208,314	$—	$—	$26,208,314
Communications	58,355,110	—	—	58,355,110
Consumer Cyclical	36,327,162	—	—	36,327,162
Consumer Non-Cyclical	129,725,392	—	—	129,725,392
Financials	68,667,532	—	—	68,667,532
Industrials	30,529,488	—	—	30,529,488
Technology	34,319,942	—	—	34,319,942
Investments, at value	$384,132,940	$—	$—	$384,132,940

The accompanying notes are an integral part of these financial statements.

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BBH SELECT SERIES – LARGE CAP FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

ASSETS:
Investments in securities, at value (Cost $378,212,823)	$384,132,940
Cash	14,313,518
Receivables for:
Shares sold	286,000
Dividends	267,354
Investment advisory and administrative fee waiver reimbursement	13,152
Prepaid assets	36,654
Total Assets	399,049,618
LIABILITIES:
Payables for:
Investment advisory and administrative fees	206,745
Professional fees	38,998
Shares redeemed	11,268
Custody and fund accounting fees	6,000
Transfer agent fees	5,075
Distribution fees	225
Board of Trustees’ fees	28
Accrued expenses and other liabilities	18,921
Total Liabilities	287,260
NET ASSETS	$398,762,358
Net Assets Consist of:
Paid-in capital	$392,672,426
Retained earnings	6,089,932
Net Assets	$398,762,358
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($397,051,704 ÷ 39,240,575 shares outstanding)	$10.12
RETAIL CLASS SHARES
($1,710,654 ÷ 169,612 shares outstanding)	$10.09

The accompanying notes are an integral part of these financial statements.

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BBH SELECT SERIES – LARGE CAP FUND

STATEMENT OF OPERATIONS
For the period from September 9, 2019 (commencement of operations) to October 31, 2019

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $11,997)	$426,744
Total Income	426,744
Expenses:
Investment advisory and administrative fees	210,677
Professional fees	38,998
Shareholder report fees	18,259
Custody and fund accounting fees	6,000
Transfer agent fees	5,075
Board of Trustees’ fees	1,457
Distribution fees	225
Miscellaneous expenses	12,571
Total Expenses	293,262
Investment advisory and administrative fee waiver	(36,333)
Net Expenses	256,929
Net Investment Income	169,815
NET UNREALIZED GAIN:
Net change in unrealized appreciation/(depreciation) on investments in securities	5,920,117
Net Unrealized Gain	5,920,117
Net Increase in Net Assets Resulting from Operations	$6,089,932

The accompanying notes are an integral part of these financial statements.

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BBH SELECT SERIES – LARGE CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period from September 9, 2019 (commencement of operations) to October 31, 2019
INCREASE IN NET ASSETS:
Operations:
Net investment income	$169,815
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	5,920,117
Net increase in net assets resulting from operations	6,089,932
Share transactions:
Proceeds from sales of shares	395,151,093
Proceeds from short-term redemption fees	42
Cost of shares redeemed	(2,478,709)
Net increase in net assets resulting from share transactions	392,672,426
Total increase in net assets	398,762,358
NET ASSETS:
Beginning of period	—
End of period	$398,762,358

The accompanying notes are an integral part of these financial statements.

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BBH SELECT SERIES – LARGE CAP FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class I share outstanding throughout each period.

For the period from September 9, 2019 (commencement of operations) to October 31, 2019
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income[1]	0.01
Net realized and unrealized gain	0.11
Total income from investment operations	0.12
Short-term redemption fees[1]	—
Net asset value, end of period	$10.12
Total return	1.20%[2]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$397
Ratio of expenses to average net assets before reductions	0.75%[3]
Fee waiver	0.01%[3,4]
Ratio of expenses to average net assets after reductions	0.74%[3]
Ratio of net investment income to average net assets	0.52%[3]
Portfolio turnover rate	0.00%[2]

[1]	Calculated using average shares outstanding for the period.
[2]	Not annualized.
[3]	Annualized with the exception of audit fees, legal fees and registration fees.
[4]	The ratio of expenses to average net assets for the period ended October 31, 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class of 0.80%. The Agreement is effective through February 29, 2020 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the period from September 9, 2019 to October 31, 2019 the waived fee was $27,976.

The accompanying notes are an integral part of these financial statements.

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BBH SELECT SERIES – LARGE CAP FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each period.

For the period from September 9, 2019 (commencement of operations) to October 31, 2019
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income[1]	0.01
Net realized and unrealized gain	0.08
Total income from investment operations	0.09
Short-term redemption fees[1]	0.00[2]
Net asset value, end of period	$10.09
Total return	0.90%[3]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$2
Ratio of expenses to average net assets before reductions	5.79%[4]
Fee waiver	4.74%[4,5]
Ratio of expenses to average net assets after reductions	1.05%[4]
Ratio of net investment income to average net assets	0.46%[4]
Portfolio turnover rate	0.00%[3]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees, legal fees and registration fees.
[5]	The ratio of expenses to average net assets for the period ended October 31, 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.05%. The Agreement is effective through February 29, 2020 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the period from September 9, 2019 to October 31, 2019 the waived fee was $8,357.

The accompanying notes are an integral part of these financial statements.

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BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS
As of and for the period ended October 31, 2019

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on September 9, 2019. The Fund offers Class I and Retail Class shares. Class I and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class I shares nor Retail Class shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to provide investors with long-term growth of capital. As of October 31, 2019, there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

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NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2019

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the period ended October 31, 2019, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for open tax period since September 9, 2019 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund did not declare any dividends and distributions to Class I shares and Retail Class shareholders, during the period ended October 31, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2019

As of October 31, 2019, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2019:	$169,815	$—	$—	$—	$5,920,117	$6,089,932

The Fund did not have a net capital loss carryforward at October 31, 2019.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) would be attributable primarily to the tax deferral of losses on wash sales, if applicable.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.65% per annum on the first $3 billion of the Fund’s average daily net assets and 0.60% per annum on the Fund’s average daily net assets over $3 billion. For period ended October 31, 2019, the Fund incurred $210,677 under the Agreement.

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NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2019

B.	Investment Advisory and Administrative Fee Waivers. Effective September 9, 2019 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class I and Retail Class to 0.80%. The agreement will terminate on September 9, 2020, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the period ended October 31, 2019, the Investment Adviser waived fees in the amount of $27,976 and $8,357 for Class I and Retail Class, respectively.
C.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for distribution-related services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment in Retail Class shares and may cost the Retail Class shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, its is anticipated that total operating expenses for Retail Class shares will be no greater than 1.05% of the average daily net assets. For the period ended October 31, 2019, Retail Class shares of the Fund incurred $225 for Distribution (12b-1) Fees. This amount is presented under line item “Distribution fees” in the Statement of Operations.
D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the period ended October 31, 2019, the Fund incurred $6,000 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the period ended October 31, 2019, was $0. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2019

E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the period ended October 31, 2019, the Fund incurred $1,457 in independent Trustee compensation and expense reimbursements.
F.	Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.
4.	Investment Transactions. For the period ended October 31, 2019, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $378,212,823 and $0, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I and Retail Class shares of beneficial interest at no par value. Transactions in Class I and Retail Class shares were as follows:
	For the period ended October 31, 2019*
	Shares	Dollars
Class I
Shares sold	39,489,027	$393,470,565
Shares redeemed	(248,452)	(2,476,612)
Net increase	39,240,575	$390,993,953
Retail Class
Shares sold	169,825	$1,680,528
Proceeds from short-term redemption fees	N/A	42
Shares redeemed	(213)	(2,097)
Net increase	169,612	$1,678,473

*	The period represented is from September 9, 2019 (commencement of operations) to October 31, 2019.

financial statements october 31, 2019	21

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NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2019

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent Pronouncements.
A.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standards Codification

22

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NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2019

820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted. The Fund has adopted ASU 2018-13 and the Fund’s financial statements have been prepared in accordance with this guidance.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2019 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2019	23

BBH SELECT SERIES – LARGE CAP FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2019 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 9, 2019 to October 31, 2019).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2019 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 9, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period September 9, 2019 to October 31, 2019[1]
Class I
Actual	$1,000	$1,012	$1.07
Hypothetical[2]	$1,000	$1,006	$1.06

	Beginning Account Value September 9, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period September 9, 2019 to October 31, 2019[1]
Retail Class
Actual	$1,000	$1,009	$1.50
Hypothetical[2]	$1,000	$1,006	$1.50

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.74% and 1.05% for Class I and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 52/365.
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

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CONFLICTS OF INTEREST
October 31, 2019 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

26

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients’ accounts managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

financial statements october 31, 2019	27

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the Investment Adviser, BBH provides administrative, custody, and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. The Investment Adviser is the primary valuation agent of the Fund. The Investment Adviser values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, the Investment Adviser may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the

28

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

financial statements october 31, 2019	29

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by the Investment Adviser to be unreliable, the Fund’s investments may be valued at fair value by the Investment Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, the Investment Adviser seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that the Investment Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Investment Adviser using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by the Investment Adviser (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2019	31

BBH SELECT SERIES – LARGE CAP FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2019 (unaudited)

In January 2020, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2019. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

32

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.

Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.

Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.

John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).

Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018–present)	7	None.

financial statements october 31, 2019	33

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

34

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009–2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014–2016); Compliance Manager, State Street Corporation (2013–2014).
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

financial statements october 31, 2019	35

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

36

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2019

BBH GLOBAL CORE SELECT

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2019

BBH Global Core Select Class N (“Global Core Select” or “the Fund”) returned 13.10%, net of fees, during its fiscal year ending October 31, 2019. During the same twelve-month period, the MSCI World index (“MSCI World”) returned 12.69%. From inception through October 31, 2019, Global Core Select has compounded at an annualized rate of 6.97% while the MSCI World has returned 9.06% per year.

Global Core Select seeks to provide shareholders with long-term growth of capital. Fundamental business analysis and a disciplined valuation framework based on the concept of intrinsic value are the key elements underlying each Global Core Select investment. We look for companies that offer all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses possessing these traits are positioned favorably to create value for investors through varying economic and market environments. In addition, we seek to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of reducing the risk of permanent capital loss on any single investment, we explicitly identify key risks outside of company management’s control so that we can consider fully the range of potential outcomes for each business. When a company meets our investment criteria and desired risk profile, we will consider establishing a position if its market price reaches a discount to our intrinsic value estimate. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if there is a fundamental deterioration in the business or if its share price appreciates to a level that exceeds our estimate of intrinsic value. Our long-term performance goals are not driven by benchmark comparisons but are focused instead on the achievement of attractive absolute returns over full market cycles.

During fiscal 2019 we added eight new companies to the Global Core Select portfolio: Costco Wholesale, Colgate-Palmolive, Bureau Veritas, Fairfax Financial Holdings, Henry Schein, Mastercard, Booking Holdings, and InterContinental Hotels Group. Additionally, Alcon was spun off from Novartis during the fiscal year and is a new position, as we retained our distributed shares and subsequently increased our investment. Alcon is a leading global eye care company operating in two segments: Surgical, which provides products and services to the surgical ophthalmology market; and Vision Care, which includes contact lenses and ocular health products. Alcon represents a strong fit with our criteria given the essential nature of its products and its strong leadership position in a structurally attractive segment of healthcare. We believe significant opportunities exist to generate stronger financial performance of the business following the spin from Novartis; new management is increasing investments in supply chain, sales, marketing, service, and research and development, areas which received less focus while the business was part of Novartis.

Costco, a leading warehouse club retailer, is a very strong fit with our investment criteria given its business model which centers on membership fee income — a growing and recurring income stream

2

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

supported by high and consistent member renewal rates — and a management team dedicated to delivering value to its members. Costco continues to expand its warehouse and membership bases both in the U.S. and internationally, with 30% of expansion occurring outside of the U.S. The Company earns attractive returns on invested capital, is highly cash generative, and has a very strong balance sheet.

Colgate-Palmolive’s leading consumer franchises in oral care, pet food, and personal care/home care fit well with our investment criteria while also exhibiting key attributes that we look for in respect to consumer products investments. The Company has strong brand franchises that are scalable across developed and emerging markets, a competitively advantaged distribution infrastructure including specialty detailing teams that forge relationships with dental and veterinary professionals, and it operates in a category in which branding investments translate into premium market positions and pricing power. In our view, the Oral Care category offers substantial opportunity for growth given low penetration in much of the Company’s footprint, an opportunity that we believe is underappreciated and not reflected in Colgate’s current valuation.

France-based Bureau Veritas (BVI) is a leading global provider of testing, inspection and certification (TIC) services to over 4,000 clients across a wide range of industries. BVI specializes and has strong market positions in specific industries and niches, offers a mission-critical service to its client base, has strong customer retention rates, and maintains a global network of offices and labs that enable it to service key accounts requiring international contracts and a global framework. We have had exposure to BVI in the Fund via our investment in Wendel, as Bureau Veritas has long been Wendel’s largest investment. However, as the discount to intrinsic value of BVI and Wendel approached parity in both names, we decided to exit the investment in Wendel and redeploy the capital to BVI, offering us direct exposure in the Fund to the highly attractive TIC space, where BVI is the number two global player.

Fairfax is a Canada-based global insurance conglomerate with leading positions is commercial property and casualty, specialty insurance, and reinsurance. Fairfax’s insurance operations are led by strong management teams focused on underwriting profit, while the float and investment portfolio are managed centrally by CEO Prem Watsa and his team. Fairfax is committed to growing book value per share by 15% annually over the long term and has exceeded this objective since 1985, though returns have been constrained in recent years due to a highly conservative investment allocation and a soft insurance market. However, the pricing environment has become more favorable, the outlook for property and casualty insurance pricing remains constructive, and we expect Fairfax to be a beneficiary of a hardening market. We believe the Company has the potential to deliver strong mid-teens returns on equity and continue to grow book value per share at attractive rates.

Henry Schein is the largest dental distributor globally, serving dental practitioners, dental laboratories, and physician practices. The Company has deep and loyal customer relationships, a broad product and

financial statements october 31, 2019	3

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

service offering at competitive prices, favorable demographics, and a strong and stable management team. Continued market share gains, together with consolidation opportunities, attractive end markets, geographic expansion, and advancing technology solutions that embed Schein into customer workflows, should continue to support sustained organic growth supplemented by M&A.

Mastercard is a well-known business favored by many investors. Our differing perspective is our view that the persistence of the growth opportunity and durability of the business model are not fully reflected in the share price. Continued penetration of consumer transactions remains a robust opportunity, and Mastercard’s potential to benefit from commercial payments transactions — a very large market where cash and checks still represent 50% of volume — is underappreciated in our view. Combined, we believe these factors support attractive compounding of Mastercard’s growth and value over time.

Booking Holdings owns a collection of leading global online travel agency (OTA) brands, including Booking.com, Priceline.com, Agoda.com, and Rentalcars.com, as well as travel metasearch website KAYAK and the OpenTable reservation platform for restaurants. OTAs benefit from strong network effects as consumers choose the platform with the most suppliers while suppliers simultaneously list on the platform with the most demand. The Company is the dominant player in Europe, where the hotel market is very fragmented with independent hotel market share of 60-70%, offering Booking better pricing power with customers and supporting higher profitability relative to smaller competitors. The network effects and barriers to entry that Booking enjoys result in a strong financial profile reflected in strong returns on invested capital and high free cash flow conversion.

InterContinental Hotels Group, one of the world’s leading hotel companies, operates an asset-light business model and generates over 95% of profits from royalty and management fees. IHG has leading positions in the very profitable midscale and upper-midscale hotel segments as well as a leading position in the high-growth Chinese market. IHG has reinvigorated its brand portfolio to target varied price segments and consumer preferences which has helped drive unit growth to its highest level in a decade, and a strong pipeline should ensure this is sustainable in the medium term. While certain key metrics are under pressure as occupancy and room rates near cyclical peaks, we believe this is reflected in the share price and offered us an opportunity to establish a position. IHG’s strong growth prospects and limited capex requirements should support expansion of profits and returns on invested capital over time.

We exited our positions in nine companies during the fiscal year: Wendel, Brenntag, Qualcomm, Discovery Communications, Liberty Global, Qurate Retail, Wells Fargo, PayPal Holdings, and JCDecaux. We sold our position in Wendel and redeployed the capital into Bureau Veritas as discussed above. We sold our small position in Brenntag due to underperformance on key operating metrics relative to our initial investment thesis. While sales and gross profit growth were only modestly weaker than our expectations when we initially invested, the flow-through from gross profit to EBITDA had meaningfully

4

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

trailed our expectations. This raised concerns around operating execution and future operating leverage, and cash flow has been pressured by rising working capital investments in both inventory levels and payment terms.

Qualcomm shares had come under pressure as investor uncertainties accumulated during a key courtroom trial in which the U.S. Federal Trade Commission (FTC) is seeking to remediate alleged anticompetitive business practices by Qualcomm. We believed the trial had potentially broad implications for Qualcomm’s future ability to conduct its status quo business model and collect royalties from handset manufacturers whether or not they are also buyers of Qualcomm’s modem chips. Without predicting any outcomes, we determined that Qualcomm could be at heightened risk of an adverse ruling which in turn could empower handset manufacturers to cease royalty payments to Qualcomm. Given the importance of these payments to the Company’s profitability, the range of potential outcomes had materially widened in our view and we chose to exit the position.

During the fiscal year we sold our positions in Discovery Communications, Qurate Retail, and Liberty Global. We respect these three media-related businesses — all of which are led by management teams with good capital allocation records — but we believe that structural changes in certain parts of media are escalating. In our view, the range of potential long-term outcomes in media is widening as the fragmentation of consumption has introduced new competitive threats. Ultimately, we determined that those changes may compromise the respective strengths we see in each company, and we chose to exit the positions.

We sold our shares in Wells Fargo as a number of mounting concerns led us to the decision to exit the position and redeploy the capital into investments that we deem a stronger fit with our criteria. In addition to the reputational overhang that the Company has faced, we also considered other factors including the resumed downward pressure on interest rates, the protracted period without a permanent CEO in place, and our growing perception that Wells Fargo’s incremental recurring expenses associated with compliance and process remediation could pose a structural efficiency disadvantage relative to competitors.

We sold our shares in PayPal Holdings as the share price reached our estimate of intrinsic value. While the Company’s absolute earnings growth has remained very strong, at the time of our sale we held the view that there could be certain areas of potential growth deceleration as 2019 progressed, creating risk for the share price given its robust valuation and long run of gains.

We exited our position in JCDecaux as we believe that the high and rising fixed-cost intensity of the business may continue to hinder its ability to improve its return on invested capital and free cash flow generation relative to our initial investment thesis. The outdoor advertising industry has been more resilient than other

financial statements october 31, 2019	5

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

forms of traditional media such as print and TV, and we have seen growth in digital displays within outdoor advertising, however, this has cannibalized existing analog displays. Increased industry capacity enabled by digital may lead to greater margin pressures in the event of a demand-driven downturn.

Our largest positive contributors in fiscal 2019 were Copart, FleetCor Technologies, Zoetis, and Alimentation Couche-Tard. Copart has been a strong contributor to performance since its addition to the Fund late last fiscal year. As the market leader in the salvage auto auction market with a strong technology platform, Copart is benefitting from favorable industry trends. Salvage vehicle volume is increasing due to rising accident frequency and increased technology content in vehicles, and pricing is strong due to increased vehicle complexity and rising buyer demand as more international buyers enter the market. We expect Copart to continue to benefit from industry tailwinds, grow its industry leading position in the U.S., and expand its footprint globally.

FleetCor’s share price gains this year have been fueled by strong operating performance across key operating segments. Management’s strategy of expanding the addressable markets of its mature fuel card business by expanding allowable purchases beyond fuel is expanding the number of transactions on which it earns fees and accelerating growth in that segment. FleetCor is generating strong free cash flow which it then deploys in part towards acquisitions that we believe are likely to be value accretive.

The share price of Zoetis has responded positively to strong operating results which demonstrate the Company’s excellent execution, including Management’s ability to navigate pockets of challenging end markets in the livestock segment. An expedited timeline of key product launches that should support a robust new-product lifecycle positions Zoetis well to enhance its operating performance. Over the long term, we believe new products should allow the Company to maintain its leadership position and continue to outpace the rate of growth in the broader animal health industry, a segment of healthcare that we view as very attractive.

Alimentation Couche-Tard was a significant contributor to performance during the fiscal year. As a leading operator of convenience stores with its global Circle K banner, we expect the Company to continue to leverage its scale and sustain its competitively advantaged position as a large purchaser of fuel and consumables in its local markets. Couche-Tard is converting its legacy store base, built through a series of acquisitions, to its Circle K brand, including integrating associated technology, improving merchandise assortments, and enhancing marketing and loyalty programs. In our view, this presents strong opportunities to improve margins and operational efficiency while consolidating an attractive and fragmented industry.

The largest detractor from the Fund’s performance in fiscal 2019 was Perrigo. Qurate, Qualcomm, and Wells Fargo also weighed on performance, though we sold all three positions as discussed above.

6

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Perrigo’s shares fell sharply early in our fiscal year when the Company disclosed details of a large, retroactive tax assessment levied by the Irish government related to the tax method applied to Tsyabri royalty revenues. This was the first of three tax disputes that have been disclosed by the Company, and while Perrigo management remains adamant in its position on disputing these claims, it appears increasingly likely that they could take many years to resolve, and we have adjusted our estimate of intrinsic value to reflect these increased potential tax liabilities. However, Perrigo, as a leading global private label and branded over-the counter consumer goods and specialty pharmaceutical company, is well positioned in our view to capitalize on favorable industry trends. Operating performance continues to improve under the new management team which has launched a strategy and operating plan that we believe is supportive of more consistent sales and profit growth going forward.

Qurate shares declined sharply in February after the Company reported weaker-than-expected profitability and management outlined the need for incremental investment in marketing, technology, and infrastructure which will likely weigh on future margins. While we believe these investments are appropriate initiatives focused on strengthening Qurate’s business in an increasingly competitive retail environment, we decided to exit the position for the reasons discussed above.

As of October 31, 2019, Global Core Select held positions in 32 companies, with approximately 47% of the assets in our ten largest holdings. The Fund ended the fiscal year trading at approximately 87% of our underlying intrinsic value estimates on a weighted-average basis and our cash position was approximately 2.6%.

The Global Core Select investment team remains focused on the careful and patient application of our investment criteria and valuation requirements in all markets around the world. Our bottom-up research work emphasizes business quality, industry structures, growth opportunities, management skill, and corporate culture. We use absolute rather than relative methods to estimate companies’ intrinsic values, and we use the movement of market prices around these intrinsic value estimates to construct and manage a concentrated portfolio of high-quality businesses that each have the potential to create substantial shareholder value over many years.

There is no assurance the objective will be achieved.

Holdings are subject to change.

Purchase and sale information provided should not be considered as a recommendation to purchase or sell a particular security and that there is no assurance, as of the date of publication, that the securities purchased remain in a fund’s portfolio or that securities sold have not been repurchased.

financial statements october 31, 2019	7

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Growth of $10,000 Invested in BBH Global Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception, (March 28, 2013) to October 31, 2019 as compared to the MSCI World Index.

The annualized gross expense ratios as in the February 28, 2019 prospectus for Class N and Retail Class shares were 1.33% and 2.94%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities. The MSCI World Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.

8

BBH GLOBAL CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Global Core Select:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Global Core Select (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

financial statements october 31, 2019	9

BBH GLOBAL CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2019

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

10

BBH GLOBAL CORE SELECT

PORTFOLIO ALLOCATION
October 31, 2019

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Belgium	$2,413,755	4.3%
Canada	4,673,737	8.3
France	2,937,233	5.2
Germany	2,799,870	5.0
Ireland	3,169,413	5.6
Italy	994,836	1.8
Netherlands	3,020,315	5.4
Switzerland	4,256,771	7.5
United Kingdom	7,431,996	13.2
United States	23,112,168	41.0
Cash and Other Assets in Excess of Liabilities	1,495,361	2.7
NET ASSETS	$56,305,455	100.0%

All data as of October 31, 2019. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is based on the respective security’s country of incorporation.

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$5,127,556	9.1%
Communications	5,010,360	8.9
Consumer Cyclical	7,469,193	13.3
Consumer Non-Cyclical	25,265,849	44.9
Financials	8,650,027	15.3
Technology	3,287,109	5.8
Cash and Other Assets in Excess of Liabilities	1,495,361	2.7
NET ASSETS	$56,305,455	100.0%

All data as of October 31, 2019. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS
October 31, 2019

Shares		Value
	COMMON STOCK (97.3%)
	BELGIUM (4.3%)
	CONSUMER NON-CYCLICAL
14,140	Anheuser-Busch InBev S.A. NV	$1,141,770
	FINANCIALS
18,130	KBC Group NV	1,271,985
	Total Belgium	2,413,755
	CANADA (8.3%)
	CONSUMER CYCLICAL
79,780	Alimentation Couche-Tard, Inc. (Class B)	2,394,067
	FINANCIALS
3,411	Fairfax Financial Holdings, Ltd.	1,445,976
8,075	Intact Financial Corp.	833,694
		2,279,670
	Total Canada	4,673,737
	FRANCE (5.2%)
	CONSUMER NON-CYCLICAL
79,530	Bureau Veritas S.A.	2,030,767
9,836	Sanofi	906,466
	Total France	2,937,233
	GERMANY (5.0%)
	BASIC MATERIALS
30,750	Fuchs Petrolub SE	1,244,853
	FINANCIALS
10,040	Deutsche Boerse AG	1,555,017
	Total Germany	2,799,870
	IRELAND (5.6%)
	BASIC MATERIALS
10,528	Linde, Plc.	2,088,229
	CONSUMER NON-CYCLICAL
20,392	Perrigo Co., Plc.	1,081,184
	Total Ireland	3,169,413

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Shares		Value
	COMMON STOCK (continued)
	ITALY (1.8%)
	CONSUMER NON-CYCLICAL
108,560	Davide Campari-Milano SpA	$994,836
	Total Italy	994,836
	NETHERLANDS (5.4%)
	CONSUMER NON-CYCLICAL
14,095	Heineken Holding NV	1,344,954
28,343	Unilever NV	1,675,361
	Total Netherlands	3,020,315
	SWITZERLAND (7.5%)
	CONSUMER NON-CYCLICAL
18,834	Alcon, Inc.[1]	1,112,827
10,795	Nestle S.A.	1,152,774
22,791	Novartis AG	1,991,170
	Total Switzerland	4,256,771
	UNITED KINGDOM (13.2%)
	CONSUMER CYCLICAL
14,405	InterContinental Hotels Group, Plc.	870,794
	CONSUMER NON-CYCLICAL
63,330	Diageo, Plc.	2,590,921
24,240	Reckitt Benckiser Group, Plc.	1,872,705
		4,463,626
	FINANCIALS
2,853,000	Lloyds Banking Group, Plc.	2,097,576
	Total United Kingdom	7,431,996
	UNITED STATES (41.0%)
	BASIC MATERIALS
14,812	Celanese Corp. (Series A)	1,794,474
	COMMUNICATIONS
3,264	Alphabet, Inc. (Class C)[1]	4,112,999
438	Booking Holdings, Inc.[1]	897,361
		5,010,360

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Shares		Value
	COMMON STOCK (continued)
	UNITED STATES (continued)
	CONSUMER CYCLICAL
38,860	Copart, Inc.[1]	$3,211,390
3,342	Costco Wholesale Corp.	992,942
		4,204,332
	CONSUMER NON-CYCLICAL
15,688	Colgate-Palmolive Co.	1,076,197
7,776	FleetCor Technologies, Inc.[1]	2,287,855
23,869	Henry Schein, Inc.[1]	1,493,841
19,639	Zoetis, Inc. (Class A)	2,512,221
		7,370,114
	FINANCIALS
5,223	Mastercard, Inc. (Class A)	1,445,779
	TECHNOLOGY
60,325	Oracle Corp.	3,287,109
	Total United States	23,112,168
	Total Common Stock (Cost $40,208,160)	54,810,094

TOTAL INVESTMENTS (Cost $40,208,160)[2]	97.3%	$54,810,094
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	2.7%	1,495,361
NET ASSETS	100.0%	$56,305,455

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $40,367,606, the aggregate gross unrealized appreciation is $16,841,742 and the aggregate gross unrealized depreciation is $2,399,254, resulting in net unrealized appreciation of $14,442,488.

The Fund’s country diversification is based on the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	15

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2019
Common Stock:
Basic Materials	$3,882,703	$1,244,853	$—	$5,127,556
Communications	5,010,360	—	—	5,010,360
Consumer Cyclical	6,598,399	870,794	—	7,469,193
Consumer Non-Cyclical	8,451,298	16,814,551	—	25,265,849
Financials	3,725,449	4,924,578	—	8,650,027
Technology	3,287,109	—	—	3,287,109
Investments, at value	$30,955,318	$23,854,776	$—	$54,810,094

The accompanying notes are an integral part of these financial statements.

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BBH GLOBAL CORE SELECT

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

ASSETS:
Investments in securities, at value (Cost $40,208,160)	$54,810,094
Cash	1,443,812
Foreign currency at value (Cost $28)	28
Receivables for:
Dividends	187,853
Investment advisory and administrative fee waiver reimbursement	11,633
Interest	2,422
Prepaid assets	41
Total Assets	56,455,883
LIABILITIES:
Payables for:
Professional fees	70,215
Investment advisory and administrative fees	44,948
Shareholder servicing fees	9,463
Custody and fund accounting fees	6,865
Transfer agent fees	6,561
Board of Trustees’ fees	458
Distribution fees	252
Accrued expenses and other liabilities	11,666
Total Liabilities	150,428
NET ASSETS	$56,305,455
Net Assets Consist of:
Paid-in capital	$35,847,187
Retained earnings	20,458,268
Net Assets	$56,305,455
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($55,104,453 ÷ 4,342,212 shares outstanding)	$12.69
RETAIL CLASS SHARES
($1,201,002 ÷ 95,250 shares outstanding)	$12.61

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS
For the year ended October 31, 2019

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $78,333)	$924,142
Interest income	36,093
Other income	12
Total Income	960,247
Expenses:
Investment advisory and administrative fees	573,328
Shareholder servicing fees	120,701
Professional fees	77,784
Board of Trustees’ fees	50,163
Transfer agent fees	38,258
Custody and fund accounting fees	33,604
Registration fees	30,582
Distribution fees	3,417
Miscellaneous expenses	24,116
Total Expenses	951,953
Investment advisory and administrative fee waiver	(183,077)
Expense offset arrangement	(12,466)
Net Expenses	756,410
Net Investment Income	203,837
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	7,008,719
Net realized gain on foreign exchange transactions and translations	5,648
Net realized gain on investments in securities and foreign exchange transactions and translations	7,014,367
Net change in unrealized appreciation/(depreciation) on investments in securities	(1,470,298)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	3,462
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(1,466,836)
Net Realized and Unrealized Gain	5,547,531
Net Increase in Net Assets Resulting from Operations	$5,751,368

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2019	2018
DECREASE IN NET ASSETS:
Operations:
Net investment income	$203,837	$662,475
Net realized gain on investments in securities and foreign exchange transactions and translations	7,014,367	10,894,814
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(1,466,836)	(12,277,615)
Net increase (decrease) in net assets resulting from operations	5,751,368	(720,326)
Dividends and distributions declared:
Class N	(8,731,749)	(2,954,827)
Retail Class	(191,903)	(80,202)
Total dividends and distributions declared	(8,923,652)	(3,035,029)
Share transactions:
Proceeds from sales of shares	2,956,006	13,323,466
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	6,665,681	2,381,377
Proceeds from short-term redemption fees	119	—
Cost of shares redeemed	(38,176,915)	(58,271,914)
Net decrease in net assets resulting from share transactions	(28,555,109)	(42,567,071)
Total decrease in net assets	(31,727,393)	(46,322,426)
NET ASSETS:
Beginning of year	88,032,848	134,355,274
End of year	$56,305,455	$88,032,848

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	19

BBH GLOBAL CORE SELECT

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.88	$13.32	$11.11	$11.37	$11.27
Income from investment operations:
Net investment income[1]	0.04	0.07	0.05	0.06	0.06
Net realized and unrealized gain (loss)	1.35	(0.21)	2.22	(0.18)	0.30
Total income (loss) from investment operations	1.39	(0.14)	2.27	(0.12)	0.36
Less dividends and distributions:
From net investment income	(0.08)	(0.05)	(0.06)	(0.07)	(0.13)
From net realized gains	(1.50)	(0.25)	—	(0.07)	(0.13)
Total dividends and distributions	(1.58)	(0.30)	(0.06)	(0.14)	(0.26)
Short-term redemption fees[1]	0.00 [2]	—	—	0.00 [2]	—
Net asset value, end of year	$12.69	$12.88	$13.32	$11.11	$11.37
Total return	13.10%	(1.11)%	20.54%	(1.06)%	3.27%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$55	$86	$130	$108	$132
Ratio of expenses to average net assets before reductions	1.52%	1.33%	1.36%	1.38%	1.31%
Fee waiver	0.25%[3]	0.05%[3]	0.10%[3]	0.13%[3]	0.05%[3]
Expense offset arrangement	0.02%	0.03%	0.01%	0.01%	0.01%
Ratio of expenses to average net assets after reductions	1.25%	1.25%	1.25%	1.24%	1.25%
Ratio of net investment income to average net assets	0.34%	0.52%	0.44%	0.58%	0.55%
Portfolio turnover rate	24%	19%	23%	19%	31%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.25%. The agreement is effective for all years presented and is effective through February 29, 2020. For the years ended October 31, 2019, 2018, 2017, 2016 and 2015, the waived fees were $148,510, $70,117, $110,626, $146,074 and $74,640, respectively.

The accompanying notes are an integral part of these financial statements.

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BBH GLOBAL CORE SELECT

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each year.

	For the years ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.81	$13.24	$11.05	$11.31	$11.24
Income from investment operations:
Net investment income[1]	0.01	0.02	0.02	0.04	0.03
Net realized and unrealized gain (loss)	1.34	(0.18)	2.20	(0.18)	0.29
Total income (loss) from investment operations	1.35	(0.16)	2.22	(0.14)	0.32
Less dividends and distributions:
From net investment income	(0.05)	(0.02)	(0.03)	(0.05)	(0.12)
From net realized gains	(1.50)	(0.25)	—	(0.07)	(0.13)
Total dividends and distributions	(1.55)	(0.27)	(0.03)	(0.12)	(0.25)
Short-term redemption fees[1]	—	—	—	—	—
Net asset value, end of year	$12.61	$12.81	$13.24	$11.05	$11.31
Total return	12.78%	(1.26)%	20.18%	(1.25)%	2.98%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$1	$2	$4	$4	$4
Ratio of expenses to average net assets before reductions	4.05%	2.94%	2.44%	2.65%	2.93%
Fee waiver	2.53%[2]	1.45%[2]	0.93%[2]	1.14%[2]	1.43%[2]
Expense offset arrangement	0.02%	0.02%	0.01%	0.01%	0.00%[3]
Ratio of expenses to average net assets after reductions	1.50%	1.47%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.11%	0.13%	0.20%	0.32%	0.29%
Portfolio turnover rate	24%	19%	23%	19%	31%

[1]	Calculated using average shares outstanding for the year.
[2]	The ratio of expenses to average net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.50%. The agreement is effective for all years presented and is effective through February 29, 2020. For the years ended October 31, 2019, 2018, 2017, 2016 and 2015, the waived fees were $34,567, $32,231, $35,288, $40,663 and $41,058, respectively.
[3]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	21

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NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund is the successor to the BBH private investment fund, BBH Global Funds, LLC — Global Core Select, which launched on April 2, 2012. The Fund commenced operations on March 28, 2013. The Fund offers Class N shares and Retail Class shares. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares automatically convert to any other class of shares of the Fund. The investment objective of the Fund is to provide investors with long-term growth of capital. As of October 31, 2019 there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

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BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

financial statements october 31, 2019	23

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

The Fund has no repurchase agreements outstanding as of October 31, 2019. Repurchase agreements are subject to credit risks.

E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign currency translations within the Statement of Operations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.
F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities and as an expense in the Statement of Operations.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial

24

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2019, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $8,731,749 and $191,903 to Class N and Retail Class shareholders, respectively, during the year ended October 31, 2019. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2019 and 2018 was as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2019:	$423,530	$8,500,122	$8,923,652	$—	$8,923,652
2018:	1,398,238	1,636,791	3,035,029	—	3,035,029

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BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

As of October 31, 2019 and 2018, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2019:	$193,099	$5,825,288	$—	$(159,446)	$14,599,327	$20,458,268
2018:	407,144	8,499,653	—	(352,669)	16,066,163	24,620,291

The Fund did not have a net capital loss carryforward at October 31, 2019.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays

26

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.95% on the first $3 billion of the Fund’s average daily net assets and 0.90% per annum on the Fund’s average daily net assets over $3 billion. For the year ended October 31, 2019, the Fund incurred $573,328 under the Agreement.

B.	Investment Advisory and Administrative Fee Waivers. Effective March 28, 2013, the Investment Adviser contractually agreed to limit the annual Fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.25%. The agreement will terminate on February 29, 2020, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2019, the Investment Adviser waived fees in the amount of $148,510 and $34,567 for Class N and Retail Class, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2019, the Fund incurred shareholder servicing fees in the amount of $117,964 and $2,737 for Class N and Retail Class, respectively.
D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for distribution-related services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment in Retail Class shares and may cost the shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be no greater than 1.50% of the average daily net assets. For the year ended October 31, 2019, Retail Class shares of the Fund incurred $3,417 for Distribution (12b-1) Fees. This amount is presented under line item “Distribution fees” in the Statement of Operations.

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BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2019, the Fund incurred $33,604 in custody and fund accounting fees. These fees for the Fund were reduced by $12,466 as a result of an expense offset arrangement with the Fund’s custodian, which expired on December 31, 2018. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. Upon the expiration of the expense offset arrangement, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the revised agreement for the year ended October 31, 2019 was $24,306. This amount is included in “Interest income” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2019, was $842. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2019, the Fund incurred $50,163 in independent Trustee compensation and expense reimbursements.

G.	Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.
4.	Investment Transactions. For the year ended October 31, 2019, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $14,205,669 and $49,273,030, respectively.

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BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest, at no par value. Transactions in Class N and Retail Class shares were as follows:
	For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	253,310	$2,830,782	972,167	$13,141,827
Shares issued in connection with reinvestments of dividends	609,286	6,507,179	172,526	2,308,404
Proceeds from short-term redemption fees	N/A	119	N/A	—
Shares redeemed	(3,216,458)	(37,352,261)	(4,245,795)	(55,913,343)
Net decrease	(2,353,862)	$(28,014,181)	(3,101,102)	$(40,463,112)
Retail Class
Shares sold	10,541	$125,224	13,515	$181,639
Shares issued in connection with reinvestments of dividends	14,897	158,502	5,478	72,973
Shares redeemed	(67,645)	(824,654)	(175,571)	(2,358,571)
Net decrease	(42,207)	$(540,928)	(156,578)	$(2,103,959)

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies (medium-sized company risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls

financial statements october 31, 2019	29

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent Pronouncements.
A.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standards Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted. The Fund has adopted ASU 2018-13 and the Fund’s financial statements have been prepared in accordance with this guidance.

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BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2019 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

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BBH GLOBAL CORE SELECT

DISCLOSURE OF FUND EXPENSES
October 31, 2019 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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BBH GLOBAL CORE SELECT

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2019 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019[1]
Class N
Actual	$1,000	$1,038	$6.40
Hypothetical[2]	$1,000	$1,019	$6.33

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019[1]
Retail Class
Actual	$1,000	$1,037	$7.70
Hypothetical[2]	$1,000	$1,018	$7.63

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.24% and 1.50% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

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BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST
October 31, 2019 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

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BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients’ accounts managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

financial statements october 31, 2019	35

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated service providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the

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BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH. BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

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BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

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BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

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BBH GLOBAL CORE SELECT

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2019 (unaudited)

The Fund hereby designates $9,489,861 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $423,530 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2019. In January 2020, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2019. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$820,305	$78,333

55.82% of the ordinary income dividends paid by the Fund during the year ended October 31, 2019 qualifies for the dividends received deduction available to corporate shareholders.

40

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.

Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.

Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.

John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).

Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018 - Present).	7	None.

financial statements october 31, 2019	41

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

42

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-2016); Compliance Manager, State Street Corporation (2013-2014).
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

financial statements october 31, 2019	43

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

44

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2019

BBH PARTNER FUND – INTERNATIONAL EQUITY

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH PARTNER FUND – INTERNATIONAL EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2019

The BBH Partner Fund – International Equity (“the Fund” or “BBH International”) Class I Shares returned 16.92%, net of fees, during the trailing twelve-month period ending October 31, 2019. During the same twelve-month period, the Fund’s benchmark, the MSCI Europe, Australasia Far East Index (the “EAFE”) returned 11.04%. From inception through October 31, 2019, the fund has compounded at an annualized rate of 5.48%, net of fees, while the MSCI EAFE has returned 4.82% per year.

On February 24, 2017, Select Equity Group (“SEG”) replaced Mondrian and Walter Scott as the Fund’s sole sub-adviser and assumed day to day management of the Fund’s portfolio. Since the sub-adviser transition in February of 2017, the Fund has returned 9.81% (annualized, net of fees), while the MSCI EAFE returned 7.01% (annualized).

Over the trailing twelve-month period, the Fund outperformed its benchmark driven by an overweight position in the Technology sector, underweight exposure to the Energy sector, and individual security performance from the following holdings: AIA Group Ltd., ASML Holding NV, Constellation Software Inc., LVMH Moet Hennessy Louis Vuitton SE, and Worldpay Inc. The largest detractors to performance during the same time period include: Baidu Inc ADR, Capgemini SE, Fresenius SE & Co KGaA, Prudential PLC, Seven & I Holdings Co Ltd and weak stock selection in the Healthcare sector relative to MSCI EAFE index.

Select Equity Group invests in a concentrated portfolio of predominantly non-U.S. domiciled businesses that are deemed to be “Select Equity pedigree”. The key criteria used to evaluate a company are as follows:

■ Predictable Growth: SEG typically looks for businesses that are able to grow earnings per share and free cash flow at a double-digit rate per year throughout the cycle. Additionally, the team prefers companies that can achieve this growth in a highly predictable and sustainable manner.

■ Strong Returns on Invested Capital (ROIC): the team looks for companies that have strong ROICs, better than average returns on assets, etc. that are achieved through having strong and growing margins and low capital intensity.

■   Defensible Competitive Moat(s): the team spends most of their time assessing the nature of a company’s “moat”. Companies with strong moats and/or natural barriers to entry that protect a company’s competitive advantage enable continued earnings per share and ROIC growth.

■ Capital Stewardship: strong management teams with good capital allocation skills are essential to perpetuating the above characteristics of a company.

SEG believes that, with patience, the market will provide an attractive opportunity to invest at what the investment team deems a fair valuation. The Firm has maintained a research-intensive, value-based approached to investing in high-quality businesses.

The BBH Partner Fund – International Equity seeks to generate attractive returns over time but does not attempt to mirror a benchmark or an index. The composition of the MSCI EAFE Index is materially different than the Fund’s holdings.

2

BBH PARTNER FUND – INTERNATIONAL EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Growth of $10,000 Invested in BBH Partner Fund – International Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund (Effective February 24, 2017, the Fund’s Class N shares were converted into Class I shares) over the ten years ended October 31, 2019 as compared to the MSCI EAFE.

The annualized gross expense ratio as in the February 28, 2019 prospectus for Class I shares was 0.68%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.

financial statements october 31, 2019	3

BBH PARTNER FUND – INTERNATIONAL EQUITY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Partner Fund – International Equity:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of BBH Partner Fund – International Equity (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

4

BBH PARTNER FUND – INTERNATIONAL EQUITY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2019

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

financial statements october 31, 2019	5

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO ALLOCATION
October 31, 2019

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Bermuda	$9,146,783	0.5%
Canada	128,652,408	7.2
Cayman Islands	100,358,805	5.6
France	194,611,280	10.9
Germany	171,883,282	9.6
Hong Kong	60,773,489	3.4
Ireland	56,513,216	3.2
Japan	59,779,036	3.3
Luxembourg	26,571,113	1.5
Mexico	14,758,715	0.8
Netherlands	178,841,882	10.0
South Korea	9,151,384	0.5
Spain	73,885,630	4.1
Sweden	10,154,853	0.6
Switzerland	234,988,575	13.1
Taiwan	8,986,718	0.5
Thailand	26,039,715	1.4
United Kingdom	109,351,966	6.1
United States	7,275,392	0.4
Registered Investment Companies:
United States	273,050,000	15.3
Cash and Other Assets in Excess of Liabilities	35,420,071	2.0
NET ASSETS	$1,790,194,313	100.0%

All data as of October 31, 2019. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is derived from the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

6

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO ALLOCATION (continued)
October 31, 2019

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Communications	$150,324,997	8.4%
Consumer Cyclical	141,783,509	7.9
Consumer Non-Cyclical	520,442,298	29.1
Financials	288,118,338	16.1
Industrials	84,296,076	4.7
Technology	296,759,024	16.5
Registered Investment Companies	273,050,000	15.3
Cash and Other Assets in Excess of Liabilities	35,420,071	2.0
NET ASSETS	$1,790,194,313	100.0%

All data as of October 31, 2019. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	7

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS
October 31, 2019

Shares/ Units		Value
	COMMON STOCK (82.7%)
	BERMUDA (0.5%)
	CONSUMER NON-CYCLICAL
130,631	IHS Markit, Ltd.[1]	$9,146,783
	Total Bermuda	9,146,783

	CANADA (7.2%)
	CONSUMER CYCLICAL
1,267,094	Alimentation Couche-Tard, Inc. (Class B)	38,023,409
	FINANCIALS
828,407	Brookfield Asset Management, Inc. (Class A)	45,769,487
	TECHNOLOGY
45,393	Constellation Software, Inc	44,859,512
	Total Canada	128,652,408

	CAYMAN ISLANDS (5.6%)
	COMMUNICATIONS
150,198	Alibaba Group Holding, Ltd. ADR[1]	26,535,481
1,810,805	Tencent Holdings, Ltd	73,823,324
	Total Cayman Islands	100,358,805

	FRANCE (10.9%)
	CONSUMER CYCLICAL
64,727	LVMH Moet Hennessy Louis Vuitton SE	27,625,877
	CONSUMER NON-CYCLICAL
239,997	EssilorLuxottica S.A	36,620,583
107,687	L’Oreal S.A	31,446,407
119,928	Pernod Ricard S.A	22,137,673
		90,204,663
	TECHNOLOGY
681,749	Capgemini SE	76,780,740
	Total France	194,611,280

The accompanying notes are an integral part of these financial statements.

8

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Shares/ Units		Value
	COMMON STOCKS (continued)
	GERMANY (9.6%)
	CONSUMER CYCLICAL
28,743	Adidas AG	$8,862,976
	CONSUMER NON-CYCLICAL
634,672	Fresenius SE & Co. KGaA	33,313,860
410,060	Merck KGaA	48,891,050
		82,204,910
	TECHNOLOGY
610,274	SAP SE	80,815,396
	Total Germany	171,883,282

	HONG KONG (3.4%)
	FINANCIALS
6,126,250	AIA Group, Ltd	60,773,489
	Total Hong Kong	60,773,489

	IRELAND (3.2%)
	INDUSTRIALS
905,468	CRH, Plc	33,012,529
	TECHNOLOGY
126,743	Accenture, Plc. (Class A)	23,500,687
	Total Ireland	56,513,216

	JAPAN (3.3%)
	CONSUMER NON-CYCLICAL
372,265	Shiseido Co., Ltd	30,828,996
	INDUSTRIALS
96,300	Hoya Corp	8,543,262
32,324	Keyence Corp	20,406,778
		28,950,040
	Total Japan	59,779,036

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	9

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Shares/ Units		Value
	COMMON STOCKS (continued)
	LUXEMBOURG (1.5%)
	COMMUNICATIONS
184,138	Spotify Technology S.A.[1]	$26,571,113
	Total Luxembourg	26,571,113

	MEXICO (0.8%)
	CONSUMER NON-CYCLICAL
165,791	Fomento Economico Mexicano SAB de CV ADR	14,758,715
	Total Mexico	14,758,715

	NETHERLANDS (10.0%)
	COMMUNICATIONS
339,352	Prosus NV1	23,395,079
	CONSUMER NON-CYCLICAL
27,856	Adyen NV1,2	19,557,452
403,197	Heineken NV	41,131,778
918,116	Koninklijke Philips NV	40,216,994
		100,906,224
	TECHNOLOGY
207,949	ASML Holding NV	54,540,579
	Total Netherlands	178,841,882

	SOUTH KOREA (0.5%)
	CONSUMER NON-CYCLICAL
8,527	LG Household & Health Care, Ltd	9,151,384
	Total South Korea	9,151,384

	SPAIN (4.1%)
	CONSUMER CYCLICAL
277,521	Industria de Diseno Textil S.A	8,673,538
	CONSUMER NON-CYCLICAL
881,143	Amadeus IT Group S.A	65,212,092
	Total Spain	73,885,630

The accompanying notes are an integral part of these financial statements.

10

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Shares/ Units		Value
	COMMON STOCKS (continued)
	SWEDEN (0.6%)
	INDUSTRIALS
198,498	Hexagon AB (Class B)	$10,154,853
	Total Sweden	10,154,853

	SWITZERLAND (13.1%)
	CONSUMER CYCLICAL
224,935	Cie Financiere Richemont S.A	17,710,250
	CONSUMER NON-CYCLICAL
1,013,880	Alcon, Inc.[1]	59,906,173
62,597	Lonza Group AG1	22,538,615
268,861	Nestle S.A	28,711,074
		111,155,862
	FINANCIALS
3,166,754	Credit Suisse Group AG1	39,291,889
69,939	Partners Group Holding AG	54,651,920
		93,943,809
	INDUSTRIALS
70,817	Sika AG	12,178,654
	Total Switzerland	234,988,575

	TAIWAN (0.5%)
	TECHNOLOGY
174,060	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,986,718
	Total Taiwan	8,986,718

	THAILAND (1.4%)
	CONSUMER CYCLICAL
10,078,705	CP ALL PCL	26,039,715
	Total Thailand	26,039,715

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	11

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Shares/ Units		Value
	COMMON STOCKS (continued)
	UNITED KINGDOM (6.1%)
	CONSUMER CYCLICAL
557,414	Compass Group, Plc	$14,847,744
	CONSUMER NON-CYCLICAL
285,654	RELX, Plc	6,872,669
	FINANCIALS
22,944,584	Melrose Industries, Plc	63,325,873
1,388,215	Prudential, Plc	24,305,680
		87,631,553
	Total United Kingdom	109,351,966

	UNITED STATES (0.4%)
	TECHNOLOGY
55,217	Fidelity National Information Services, Inc	7,275,392
	Total United States	7,275,392
	Total Common Stock (Cost $1,283,997,842)	1,481,724,242

The accompanying notes are an integral part of these financial statements.

12

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Shares/ Units		Value

	REGISTERED INVESTMENT COMPANIES (15.3%)
273,050,000	Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio, Institutional Share Class	$273,050,000
	Total Registered Investment Companies (Cost $273,050,000)	273,050,000

TOTAL INVESTMENTS (Cost $1,557,047,842)[3]	98.0%	$1,754,774,242
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	2.0%	35,420,071
NET ASSETS	100.0%	$1,790,194,313

[1]	Non-income producing security.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2019 was $ 19,557,452 or 1.1% of net assets. Unless otherwise noted, these securities are not considered illiquid.
[3]	The aggregate cost for federal income tax purposes is $1,562,677,912, the aggregate gross unrealized appreciation is $222,107,503 and the aggregate gross unrealized depreciation is $30,011,173, resulting in net unrealized appreciation of $192,096,330.

The Fund’s country diversification is based on the respective security’s country of incorporation.

Abbreviations:

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	13

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

14

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

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BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2019
Common Stock:
Bermuda	$9,146,783	$—	$—	$9,146,783
Canada	128,652,408	—	—	128,652,408
Cayman Islands	26,535,481	73,823,324	—	100,358,805
France	—	194,611,280	—	194,611,280
Germany	—	171,883,282	—	171,883,282
Hong Kong	—	60,773,489	—	60,773,489
Ireland	23,500,687	33,012,529	—	56,513,216
Japan	—	59,779,036	—	59,779,036
Luxembourg	26,571,113	—	—	26,571,113
Mexico	14,758,715	—	—	14,758,715
Netherlands	—	178,841,882	—	178,841,882
South Korea	—	9,151,384	—	9,151,384
Spain	—	73,885,630	—	73,885,630
Sweden	—	10,154,853	—	10,154,853
Switzerland	—	234,988,575	—	234,988,575
Taiwan	8,986,718	—	—	8,986,718
Thailand	—	26,039,715	—	26,039,715
United Kingdom	—	109,351,966	—	109,351,966
United States	7,275,392	—	—	7,275,392
Registered Investment Companies:
United States	273,050,000	—	—	273,050,000
Investments, at value	$518,477,297	$1,236,296,945	$—	$1,754,774,242

The accompanying notes are an integral part of these financial statements.

16

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

ASSETS:
Investments in securities, at value (Cost $1,557,047,842)	$1,754,774,242
Cash	34,787,406
Foreign currency at value (Cost $12)	12
Receivables for:
Dividends	3,944,074
Shares sold	411,400
Interest	46,270
Investments sold	119
Prepaid assets	14,969
Total Assets	1,793,978,492
LIABILITIES:
Payables for:
Investments purchased	2,435,198
Investment advisory and administrative fees	960,425
Shares redeemed	162,000
Custody and fund accounting fees	130,392
Professional fees	75,713
Transfer agent fees	9,174
Board of Trustees’ fees	458
Accrued expenses and other liabilities	10,819
Total Liabilities	3,784,179
NET ASSETS	$1,790,194,313
Net Assets Consist of:
Paid-in capital	$1,567,617,275
Retained earnings	222,577,038
Net Assets	$1,790,194,313
NET ASSET VALUE AND OFFERING PRICE PER SHARE

CLASS I SHARES
($1,790,194,313 ÷ 110,869,111 shares outstanding)	$16.15

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	17

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENT OF OPERATIONS
For the year ended October 31, 2019

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $1,924,262)	$21,122,896
Interest income	543,605
Other income	48
Total Income	21,666,549
Expenses:
Investment advisory and administrative fees	10,417,345
Custody and fund accounting fees	490,323
Professional fees	84,592
Board of Trustees’ fees	50,136
Transfer agent fees	35,170
Miscellaneous expenses	297,661
Total Expenses	11,375,227
Expense offset arrangement	(218,989)
Net Expenses	11,156,238
Net Investment Income	10,510,311
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	17,103,260
Net realized loss on foreign exchange transactions and translations	(605,811)
Net realized gain on investments in securities and foreign exchange transactions and translations	16,497,449
Net change in unrealized appreciation/(depreciation) on investments in securities	215,639,619
Net change in unrealized appreciation/(depreciation) on foreign currency translations	54,750
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	215,694,369
Net Realized and Unrealized Gain	232,191,818
Net Increase in Net Assets Resulting from Operations	$242,702,129

The accompanying notes are an integral part of these financial statements.

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BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2019	2018
INCREASE IN NET ASSETS:
Operations:
Net investment income	$10,510,311	$17,478,403
Net realized gain on investments in securities and foreign exchange transactions and translations	16,497,449	88,696,896
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	215,694,369	(176,118,593)
Net increase (decrease) in net assets resulting from operations	242,702,129	(69,943,294)
Dividends and distributions declared:
Class I	(105,213,063)	(102,915,403)
Share transactions:
Proceeds from sales of shares	302,686,930	324,005,397
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	4,408,555	4,374,243
Cost of shares redeemed	(160,123,583)	(75,329,408)
Net increase in net assets resulting from share transactions	146,971,902	253,050,232
Total increase in net assets	284,460,968	80,191,535
NET ASSETS:
Beginning of year	1,505,733,345	1,425,541,810
End of year	$1,790,194,313	$1,505,733,345

The accompanying notes are an integral part of these financial statements.

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BBH PARTNER FUND – INTERNATIONAL EQUITY

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2019	2018	2017*	2016	2015
Net asset value, beginning of year	$14.90	$16.75	$14.46	$14.54	$15.16
Income from investment operations:
Net investment income[1]	0.10	0.18	0.14	0.34	0.26
Net realized and unrealized gain (loss)	2.19	(0.83)	2.47	(0.14)	(0.49)
Total income (loss) from investment operations	2.29	(0.65)	2.61	0.20	(0.23)
Less dividends and distributions:
From net investment income	(0.16)	(0.10)	(0.32)	(0.28)	(0.39)
From net realized gains	(0.88)	(1.10)	—	—	—
Total dividends and distributions	(1.04)	(1.20)	(0.32)	(0.28)	(0.39)
Short-term redemption fees[1]	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$16.15	$14.90	$16.75	$14.46	$14.54
Total return	16.92%	(4.12)%	18.51%	1.51%	(1.42)%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$1,790	$1,506	$1,426	$914	$68
Ratio of expenses to average net assets before reductions	0.71%	0.68%	0.74%	0.85%	0.89%
Expense offset arrangement	0.01%	0.03%	0.01%	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets after reductions	0.70%	0.65%	0.73%	0.85%	0.89%
Ratio of net investment income to average net assets	0.66%	1.15%	0.91%	2.41%	1.77%
Portfolio turnover rate	135%	124%	130%	12%	18%

*	Effective February 24, 2017 Class N shares were converted into Class I shares.
[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

20

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 6, 1997. The Fund currently offers one class of shares designated as Class I shares. The investment objective of the Fund is long-term maximization of total return, primarily through capital appreciation. As of October 31, 2019, there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that

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BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. During the year ended October 31, 2019, the Fund had no open contracts.
E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign currency translations within the Statement of Operations. Net unrealized appreciation or

22

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.
F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities and as an expense in the Statement of Operations.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2019, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior

financial statements october 31, 2019	23

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $105,213,063 to Class I shares during the year ended October 31, 2019. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2019 and 2018, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2019:	$52,364,709	$52,848,354	$105,213,063	$—	$105,213,063
2018:	17,240,637	85,674,766	102,915,403	—	102,915,403

As of October 31, 2019 and 2018, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2019:	$9,893,173	$20,608,301	$—	$(5,630,070)	$197,705,634	$222,577,038
2018:	52,353,382	52,846,121	—	(1,602,445)	(17,988,735)	85,608,323

The Fund did not have a net capital loss carryforward at October 31, 2019.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.Fees and Other Transactions with Affiliates

A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s sub-adviser, currently Select Equity Group, L.P. (“Select Equity Group” or the “Sub-adviser”). The Sub-adviser is responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-adviser and evaluates its performance results. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.65% per annum on the first $3 billion of average daily net assets and 0.60% per annum on all average daily net assets over $3 billion. The Investment Adviser pays its Sub-adviser a percentage from its investment advisory and administrative fees. For the year ended October 31, 2019, the Fund incurred $10,417,345 for services under the Agreement.
B.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2019, the Fund incurred $490,323 in custody and fund accounting fees. These fees for the Fund were reduced by $218,989 as a result of an expense offset arrangement with the Fund’s custodian, which expired on December 31, 2018. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. Upon the expiration of the expense offset arrangement, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the revised agreement for the year ended October 31, 2019 was $543,605. This amount is included in “Interest income” in the Statement of Operations. In the event

financial statements october 31, 2019	25

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2019, was $1,208. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.
C.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2019, the Fund incurred $50,136 in independent Trustee compensation and expense reimbursements.
D.	Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.
4.	Investment Transactions. For the year ended October 31, 2019, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $2,181,746,295 and $2,130,490,805, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:
	For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	20,226,132	$302,686,930	20,426,475	$324,005,397
Shares issued in connection with reinvestments of dividends	332,220	4,408,555	283,237	4,374,243
Shares redeemed	(10,766,674)	(160,123,583)	(4,744,185)	(75,329,408)
Net increase	9,791,678	$146,971,902	15,965,527	$253,050,232

26

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

6.Principal Risk Factors and Indemnifications.

A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Sub- Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). The Fund may, from time to time, invest in a limited number of issuers. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses (concentrated portfolio holdings risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The derivatives held by the Fund including forwards and futures, may be riskier than other types of investments and may increase the volatility of the Fund (derivatives risk). Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor (large cap company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

financial statements october 31, 2019	27

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent Pronouncements.
A.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standards Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted. The Fund has adopted ASU 2018-13 and the Fund’s financial statements have been prepared in accordance with this guidance.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2019 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

28

BBH PARTNER FUND – INTERNATIONAL EQUITY

DISCLOSURE OF FUND EXPENSES
October 31, 2019 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019 to October 31, 2019).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2019	29

BBH PARTNER FUND – INTERNATIONAL EQUITY

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2019 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019[1]
Class I
Actual	$1,000	$1,020	$3.67
Hypothetical[2]	$1,000	$1,022	$3.67

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.72% for I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

30

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST
October 31, 2019 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the

financial statements october 31, 2019	31

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

investment methods and strategies, of Other Clients. Accordingly, such Other Clients’ accounts may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser and Sub-Adviser sponsor or manage other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Sub-Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated service providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

32

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser and/or the Sub-adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser or the Sub-adviser. Subject to applicable law and regulation, BBH, the Investment Adviser or the Sub-Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser or the Sub-Adviser’s clients (“cross trades”), including the Fund, if BBH, the Investment Adviser or the Sub-Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser or the Sub-Adviser’s decision to engage in these transactions for the Fund. BBH, the Investment Adviser and/or the Sub-Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Sub-Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Sub-Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Sub-Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Sub-Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

financial statements october 31, 2019	33

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

The Sub-Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value

34

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2019	35

BBH PARTNER FUND – INTERNATIONAL EQUITY

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2019 (unaudited)

The Fund hereby designates $53,368,705 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $52,364,709 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2019. In January 2020, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2019. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$19,865,825	$1,910,989

36

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-Present).	7	None.

financial statements october 31, 2019	37

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

38

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-2016); Compliance Manager, State Street Corporation (2013-2014).

Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

financial statements october 31, 2019	39

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

40

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2019

BBH LIMITED DURATION FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2019

The BBH Limited Duration Fund (the “Fund”) I-shares returned 4.12% (4.14% for the N-shares) for the 12 months ending October 31, 2019, behind the Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index return of 4.62%. The sector and rating contribution from asset-backed securities (“ABS”) and corporate bonds, as well as security selection increased performance by 1.16% over a hypothetical Treasury portfolio of the same duration as the Fund.

The Fund underperformed its 1-3-year U.S. Treasury benchmark due to its relatively shorter duration (sensitivity to rate changes) in a fiscal year where 1-2 year interest rates rallied 125 basis points. The benchmark’s average duration for the period was 1.9 years versus the Fund’s 0.9 years.

The sell-off last December served up enough value opportunities for the Fund to add attractively priced obligors over the ensuing months, many of which appear on our list of best contributors to performance. As is typical in a strong credit market, the biggest performers came from our lower-rated investments, mostly BBB-rated* corporate credit.

*	Quality ratings reflect the credit quality of the underlying issues in the fund portfolio and not of the fund itself. Issuers with credit ratings of AA or better are considered to be of high credit quality, with little risk of issuer failure. Issuers with credit ratings of BBB or better are considered to be of good credit quality, with adequate capacity to meet financial commitments. Issuers with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure or business interruption.

2

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

The largest negative contributors to excess return came in areas where volatility has been relatively high, such as healthcare, which is suffering from deep political uncertainty, and energy, which is suffering from low resource prices and a secular decline in investment in exploration and production.

Our investment in these sectors is a small part of the portfolio, focused on names we think are significantly undervalued amidst investor fear. We continue to hold all these names, except for Mallinckrodt, which we exited completely in May.

So far, 2019 continues the trend of mildly positive (and certainly non-recessionary) fundamental U.S. economic news and heavy flows into U.S. credit from abroad, both supportive of U.S. credit markets. Corporate debt, which has an average index duration of almost 8 years, returned 15.37%. Of that, 13.05% was from changes in U.S. Treasury rates and 2.32% from tighter credit spreads (excess returns).

One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001).

financial statements october 31, 2019	3

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Overseas investors, starved for yield in their own markets, are determining the tone in U.S. credit and interest rates. Crowded out by their own central banks and facing negative yields across a large portion of their home fixed income market, European and Asian investors have recently been piling into the higher U.S. interest rates. Overseas investors now own half of all credit denominated in U.S. dollars (hereafter “USD Credit”), and the most active share next to U.S. Mutual Funds, which own around 20%. Overseas investors also own a bit less than half of the U.S. taxable fixed income market overall. It is reasonable to conclude that the flow from overseas investors (sometimes called “Tourist Flow”) is the most important factor determining credit pricing and rate structure in our markets today.

Absorbing these positive foreign flows, however, is massive corporate and U.S. Treasury issuance. We have seen dramatic growth in the U.S. debt markets, primarily U.S. Treasury debt. Treasuries now make up 24% of all USD debt outstanding, up from 11% in 2008. In the chart below, you can see that over the time the Fed was attempting to taper reserves (2017-18), total annual bond issuance grew by over $1 trillion, requiring more than double the liquidity absorbed by the FED tapering its balance sheet from September 2017 to September 2019.

4

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

The Fed began to try to ‘normalize’ its monetary position at the end of 2015. It began a series of nine interest rate hikes, and in early 2018 began to taper off its Quantitative Easing holdings. In 2019, amid growth concerns, the Fed lowered interest rates three times. After the repo rate spiked on September 17, it reversed course on its portfolio unwind as well, with $3.75 trillion of crisis-era quantitative easing still in the system. According to their October 11th operating statement, the Federal Open Market Desk plans to buy Treasury bills at an initial pace of approximately $60 billion per month, an amount that can be adjusted. The reason for that is to retain control over the Effective Fed Funds Rate by providing funding to overnight, Treasury-secured transactions, or Repo, the low-risk bedrock of the money markets and monetary policy.

The funding demand/supply imbalance behind these events seems to have three causes:

1)	Massive new issuance of corporate and U.S. Treasury debt, as discussed above.
2)	Liquidity rules for Global Systemically Important Banks (“GSIBs”) that make it difficult to pull money out of excess reserves and into the repo market, and
3)	A substantial shift in the appetite of foreign investors for U.S. Treasury debt – effectively causing $1.7 Trillion of short-term U.S. Treasury debt to shift from foreign to domestic holders.

Although foreign demand is closely tied to exchange rates and Fed policy, it may be the technical factor that can turn most quickly and unexpectedly, causing volatility in U.S. spreads.

financial statements october 31, 2019	5

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Overseas investors are buying into an increasingly expensive market. Although we were able to take advantage of a handful of opportunities that popped up in the uncertainty around year-end 2018, corporate valuations in December of 2018 never rose to the very attractive levels in previous credit cycles, such as 2015-16 or 2011-12. We would characterize the current corporate bond market as broadly overvalued with small patches of opportunity. We would certainly prefer not to experience a recession and its attendant spread widening. If it were to come, however, we feel it would bring us an abundance of opportunities that are sorely lacking in today’s market, and for which we have plenty of “dry powder”.

Structured credit market spreads still offer attractive values as they have not tightened to the degree that corporate spreads have over the past few years, probably due to abundant supply and lack of overseas participation. We continue to carry a large amount of highly-rated structured credit, primarily ABS, in the Fund as a way to earn attractive yields while owning highly-rated, low duration, and self-liquidating credits.

The Fund is currently positioned conservatively, with spread duration (sensitivity to changes in credit spreads) drifting lower and 21% of the Fund now in reserves. Our positioning reflects the dearth of attractive valuations, not any macro predictions. We are finding value in highly rated short-term corporate bonds in the banking sector (9.2% of the Fund). Asset-Backed Securities (38% of the Fund) still offer attractive spreads and the additional price protection of a domestic investor base, short durations, and high credit ratings. Personal Consumer Loan ABS (6% of the Fund) are still attractively priced, and their durability is buoyed by a strong U.S. job market.

Portfolio holdings and characteristics are subject to change.

6

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

The U.S. is reliant on overseas flows as the marginal buyer of debt issuance. Foreign investors tend to move in and out fast, and require positive hedging dynamics to invest in the U.S. This reliance, and an increasingly unpredictable geo-political and economic environment suggest increased volatility in credit spreads and rates in the coming years.

For these reasons we find our conservative current positioning is well suited to the current overheated environment, and we look forward to the opportunities the next quarters may create.

Thank you for investing alongside us in the BBH Limited Duration Fund, and we wish you a happy and prosperous New Year.

Sincerely yours,

Andrew P. Hofer
Neil Hohmann

financial statements october 31, 2019	7

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Growth of $10,000 Invested in BBH Limited Duration

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2019 as compared to the BCTSY.

The annualized gross expense ratios as in the February 28, 2019 prospectus for Class N and Class I shares were 0.50% and 0.27%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BCTSY is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

8

BBH LIMITED DURATION FUND

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Limited Duration Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

financial statements october 31, 2019	9

BBH LIMITED DURATION FUND

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2019

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

10

BBH LIMITED DURATION FUND

PORTFOLIO ALLOCATION
October 31, 2019

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$2,731,620,076	38.3%
Commercial Mortgage Backed Securities	348,094,464	4.9
Corporate Bonds	1,802,025,550	25.2
Loan Participations and Assignments	601,740,131	8.4
Municipal Bonds	30,200,307	0.4
Residential Mortgage Backed Securities	136,122,425	1.9
U.S. Government Agency Obligations	48,275,212	0.7
U.S. Treasury Bills	1,497,981,234	21.0
Liabilities in Excess of Other Assets	(55,491,424)	(0.8)
NET ASSETS	$7,140,567,975	100.0%

All data as of October 31, 2019. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	11

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (38.3%)
$ 15,738,169	AIM Aviation Finance, Ltd. 2015-1A1	02/15/40	4.213%	$15,736,318
48,170,000	American Express Credit Account Master Trust 2018-1	10/17/22	2.670	48,325,989
16,178,778	Amur Equipment Finance Receivables V LLC 2018-1A1	12/20/23	3.240	16,290,236
19,748,125	Amur Equipment Finance Receivables VI LLC 2018-2A1	07/20/22	3.890	20,094,241
17,190,000	Amur Equipment Finance Receivables VII LLC 2019-1A1	06/20/24	2.630	17,319,635
2,358,602	ARI Fleet Lease Trust 2017-A1	04/15/26	1.910	2,355,591
166,399	AXIS Equipment Finance Receivables IV LLC 2016-1A1	11/20/21	2.210	166,382
29,570,000	BCC Funding Corp. XVI LLC 2019-1A1	08/20/24	2.477	29,621,594
24,819,082	Business Jet Securities LLC 2018-1[1]	02/15/33	4.335	25,125,545
40,022,149	Business Jet Securities LLC 2018-2[1]	06/15/33	4.447	40,687,133
23,697,388	Capital Automotive LLC 2017-1A1	04/15/47	3.870	23,949,514
2,538,474	CarMax Auto Owner Trust 2018-1	05/17/21	2.230	2,538,777
14,024,886	CarMax Auto Owner Trust 2018-2	08/16/21	2.730	14,048,425
229,965	Cazenovia Creek Funding I LLC 2015-1A1	12/10/23	2.000	229,831
32,632,487	Cazenovia Creek Funding II LLC 2018-1A1	07/15/30	3.561	32,869,451
6,640,962	CCG Receivables Trust 2017-1[1]	11/14/23	1.840	6,634,945
5,496,901	CCG Receivables Trust 2018-1[1]	06/16/25	2.500	5,508,565
11,223,100	Chesapeake Funding II LLC 2017-2A1	05/15/29	1.990	11,219,620
13,470,977	Chesapeake Funding II LLC 2017-4A1	11/15/29	2.120	13,471,167
21,858,414	Chesapeake Funding II LLC 2018-1A1	04/15/30	3.040	22,135,591
34,482,593	Chesapeake Funding II LLC 2019-1A1	04/15/31	2.940	34,875,981
17,847,600	Chesterfield Financial Holdings LLC 2014-1A1	12/15/34	4.500	17,856,361
18,061,228	CIG Auto Receivables Trust 2019-1A1	08/15/24	3.330	18,191,907
3,086,168	Credit Acceptance Auto Loan Trust 2017-1A1	10/15/25	2.560	3,087,393
31,691,346	Credit Acceptance Auto Loan Trust 2017-2A1	02/17/26	2.550	31,735,616

The accompanying notes are an integral part of these financial statements.

12

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 25,550,000	Credit Acceptance Auto Loan Trust 2017-3A1	06/15/26	2.650%	$25,613,773
28,494,303	Daimler Trucks Retail Trust 2018-1[1]	07/15/21	2.850	28,567,605
57,920,000	Delamare Cards MTN Issuer, Plc. 2018-1A (1-Month USD-LIBOR + 0.700%)[1,2]	11/19/25	2.546	57,980,306
2,737,580	DLL LLC 2018-1[1]	11/17/20	2.810	2,738,765
25,083,384	Drive Auto Receivables Trust 2019-3 (1-Month USD-LIBOR + 0.380%)[2]	09/15/22	2.294	25,095,931
21,000,000	Drive Auto Receivables Trust 2019-4	06/15/22	2.320	21,020,878
13,612,295	ECAF I, Ltd. 2015-1A1	06/15/40	3.473	13,607,073
5,946,209	Elm Trust 2016-1A1	06/20/25	4.163	5,974,232
23,340,000	Elm Trust 2018-2A1	10/20/27	4.605	23,607,675
2,576,885	Enterprise Fleet Financing LLC 2017-1[1]	07/20/22	2.130	2,577,168
6,358,572	Enterprise Fleet Financing LLC 2017-2[1]	01/20/23	1.970	6,354,724
10,531,710	Enterprise Fleet Financing LLC 2017-3[1]	05/22/23	2.130	10,534,452
15,557,865	Enterprise Fleet Financing LLC 2018-1[1]	10/20/23	2.870	15,642,055
25,000,000	Enterprise Fleet Financing LLC 2019-1[1]	10/22/24	2.980	25,250,945
3,487,834	Exeter Automobile Receivables Trust 2018-3A1	01/18/22	2.900	3,489,964
20,559,576	Exeter Automobile Receivables Trust 2019-3A1	09/15/22	2.590	20,608,547
31,230,000	Exeter Automobile Receivables Trust 2019-4A1	01/17/23	2.180	31,225,187
13,977,835	Finance of America Structured Securities Trust 2018-HB1[1,2,3]	09/25/28	3.375	13,960,116
44,320,000	Ford Credit Floorplan Master Owner Trust A 2017-2	09/15/22	2.160	44,392,370
3,097,098	Foursight Capital Automobile Receivables Trust 2017-1[1]	04/15/22	2.370	3,096,742
8,603,269	Foursight Capital Automobile Receivables Trust 2018-2[1]	04/15/22	3.320	8,633,669
16,680,000	Foursight Capital Automobile Receivables Trust 2019-1[1]	03/15/23	2.580	16,715,317
8,122,673	FREED ABS Trust 2018-1[1]	07/18/24	3.610	8,165,497
4,890,915	FREED ABS Trust 2018-2[1]	10/20/25	3.990	4,928,893

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	13

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 27,520,000	FREED ABS Trust 2019-2[1]	11/18/26	2.620%	$27,512,592
5,250,603	GM Financial Consumer Automobile 2017-1A1	10/18/21	1.780	5,244,911
5,185,505	GM Financial Consumer Automobile Receivables Trust 2018-2	05/17/21	2.550	5,190,789
32,520,000	GMF Floorplan Owner Revolving Trust 2017-2[1]	07/15/22	2.130	32,546,127
201,924	GreatAmerica Leasing Receivables Funding LLC 2018-1[1]	05/15/20	2.350	201,915
24,690,000	Hercules Capital Funding Trust 2018-1A1	11/22/27	4.605	24,858,181
11,160,425	Hertz Fleet Lease Funding LP 2017-1[1]	04/10/31	2.130	11,210,883
36,700,000	Hertz Vehicle Financing II LP 2019-1A1	03/25/23	3.710	37,833,465
19,930,000	Hertz Vehicle Financing LLC 2018-2A1	06/27/22	3.650	20,366,630
8,770,180	Hyundai Auto Receivables Trust 2018-A	04/15/21	2.550	8,779,123
8,938	John Deere Owner Trust 2018-A	10/15/20	2.420	8,939
18,340,000	Lendmark Funding Trust 2017-2A1	05/20/26	2.800	18,339,536
14,220,000	Lendmark Funding Trust 2018-1A1	12/21/26	3.810	14,477,756
28,190,000	Lendmark Funding Trust 2019-1A1	12/20/27	3.000	28,380,175
21,710,000	Lendmark Funding Trust 2019-2A1	04/20/28	2.780	21,706,798
55,510,000	Mariner Finance Issuance Trust 2017-BA1	12/20/29	2.920	55,681,509
29,605,000	Mariner Finance Issuance Trust 2018-AA1	11/20/30	4.200	30,312,980
12,620,000	Mariner Finance Issuance Trust 2019-AA1	07/20/32	2.960	12,784,947
10,873,018	MCA Fund II Holding LLC 2017-1 (3-Month USD-LIBOR + 1.650%)[1,2]	08/15/28	3.808	10,881,030
20,450,000	MelTel Land Funding LLC 2019-1A1	04/15/49	3.768	20,984,575
8,095,500	Motor, Plc. 2017-1A (1-Month USD-LIBOR + 0.530%)[1,2]	09/25/24	2.353	8,096,180
5,144,062	Nationstar HECM Loan Trust 2018-2A1,2,3	07/25/28	3.188	5,152,146
19,815,000	Nationstar HECM Loan Trust 2018-3A1,2,3	11/25/28	3.903	20,049,980

The accompanying notes are an integral part of these financial statements.

14

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 12,630,000	Navistar Financial Dealer Note Master Owner Trust II 2019-1 (1-Month USD-LIBOR + 0.640%)[1,2]	05/25/24	2.463%	$12,633,768
7,724,819	New Mexico Educational Assistance Foundation 2013-1 (1-Month USD-LIBOR + 0.700%)[2]	01/02/25	2.731	7,717,325
8,707,425	Newtek Small Business Loan Trust 2016-1A (1-Month USD-LIBOR + 3.000%)[1,2]	02/25/42	4.823	8,835,711
16,020,000	NextGear Floorplan Master Owner Trust 2017-2A1	10/17/22	2.560	16,096,002
21,040,000	NextGear Floorplan Master Owner Trust 2018-2A1	10/15/23	3.690	21,676,064
21,800,000	NextGear Floorplan Master Owner Trust 2019-1A1	02/15/24	3.210	22,319,385
17,140,000	NextGear Floorplan Master Owner Trust 2019-2A1	10/15/24	2.070	17,090,179
4,364,086	Nissan Auto Receivables Owner Trust 2018-A	12/15/20	2.390	4,364,856
32,330,000	NRZ Advance Receivables Trust 2019-T1[1]	07/15/52	2.590	32,514,879
38,465,000	OnDeck Asset Securitization Trust LLC 2018-1A1	04/18/22	3.500	38,546,927
25,020,000	OneMain Financial Issuance Trust 2019-1A1	02/14/31	3.480	25,418,876
24,865,000	Oportun Funding X LLC 2018-C1	10/08/24	4.100	25,493,184
44,890,000	Oportun Funding XII LLC 2018-D1	12/09/24	4.150	46,111,147
26,430,000	Oportun Funding XIII LLC 2019-A1	08/08/25	3.080	26,625,955
5,917,500	OSCAR US Funding Trust VIII LLC 2018-1A1	04/12/21	2.910	5,924,972
5,607,147	OSCAR US Funding Trust IX LLC 2018-2A1	08/10/21	3.150	5,624,693
18,920,000	OSCAR US Funding Trust IX LLC 2018-2A1	09/12/22	3.390	19,213,996
40,168,425	OSCAR US Funding Trust X LLC 2019-1A1	04/11/22	3.100	40,369,414

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	15

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 17,550,000	OSCAR US Funding Trust XI LLC 2019-2A1	08/10/22	2.490%	$17,597,917
6,465,848	Oxford Finance Funding LLC 2016-1A1	06/17/24	3.968	6,515,979
20,000,000	Palmer Square Loan Funding, Ltd. 2019-3A (3-Month USD-LIBOR + 1.600%)[1,2]	08/20/27	3.766	19,762,062
15,000,000	Palmer Square Loan Funding, Ltd. 2019-4A (3-Month USD-LIBOR + 1.600%)[1,2]	10/24/27	3.536	14,985,000
45,380,000	Pawnee Equipment Receivables LLC 2019-1[1]	10/15/24	2.290	45,297,018
26,450,000	PFS Financing Corp. 2017-BA1	07/15/22	2.220	26,487,620
34,310,000	PFS Financing Corp. 2017-D1	10/17/22	2.400	34,411,719
21,680,000	PFS Financing Corp. 2018-B1	02/15/23	2.890	21,898,823
18,200,000	PFS Financing Corp. 2019-A1	04/15/24	2.860	18,533,091
27,650,000	PFS Financing Corp. 2019-C1	10/15/24	2.230	27,719,296
17,940,000	Regional Management Issuance Trust 2018-1[1]	07/15/27	3.830	18,056,904
41,500,000	Regional Management Issuance Trust 2018-2[1]	01/18/28	4.560	42,451,151
27,400,000	Republic Finance Issuance Trust 2019-A1	11/22/27	3.430	27,448,079
13,013,769	RMF Buyout Issuance Trust 2018-1[1,2,3]	11/25/28	3.436	13,020,457
22,082,953	RMF Buyout Issuance Trust 2019-1[1,2,3]	07/25/29	2.475	22,090,744
20,055,992	SCF Equipment Leasing LLC 2019-1A1	03/20/23	3.040	20,134,688
30,040,000	SCF Equipment Leasing LLC 2019-2A1	06/20/24	2.220	30,063,822
5,032,943	Securitized Term Auto Receivables Trust 2018-1A1	12/29/20	2.807	5,040,073
13,261,956	Shenton Aircraft Investment I, Ltd. 2015-1A1	10/15/42	4.750	13,489,563
31,090,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2019-T1[1]	10/15/51	2.240	31,118,827
51,474,533	Stack Infrastructure Issuer LLC 2019-1A1	02/25/44	4.540	53,907,868

The accompanying notes are an integral part of these financial statements.

16

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 30,805,000	SWC Funding LLC 2018-1A1,4	08/15/33	4.750%	$32,002,360
12,047,500	TAL Advantage V LLC 2014-3A1	11/21/39	3.270	12,074,151
2,592,277	Tax Ease Funding LLC 2016-1A1	06/15/28	3.131	2,591,693
21,382,008	Textainer Marine Containers V, Ltd. 2017-1A1	05/20/42	3.720	21,423,806
29,734,403	Textainer Marine Containers V, Ltd. 2017-2A1	06/20/42	3.520	29,809,821
13,494,211	THL Credit Wind River CLO, Ltd. 2012-1A (3-Month USD-LIBOR + 0.880%)[1,2]	01/15/26	2.881	13,491,152
32,040,000	THL Credit Wind River CLO, Ltd. 2017-1A (3-Month USD-LIBOR + 1.140%)[1,2]	04/18/29	3.143	32,040,000
3,497,346	TLF National Tax Lien Trust 2017-1A1	12/15/29	3.090	3,501,471
61,740,000	Trafigura Securitisation Finance, Plc. 2017-1A1	12/15/20	2.470	61,532,862
27,390,000	Trafigura Securitisation Finance, Plc. 2018-1A1	03/15/22	3.730	27,932,678
44,499,007	Triton Container Finance IV LLC 2017-2A1	08/20/42	3.620	44,361,162
1,540,167	Utah State Board of Regents 2011-1 (3-Month USD-LIBOR + 0.850%)[2]	05/01/29	3.103	1,542,277
287,187	Veros Automobile Receivables Trust 2017-1[1]	04/17/23	2.840	287,171
5,028,147	Veros Automobile Receivables Trust 2018-1[1]	05/15/23	3.630	5,042,427
25,739,197	Westlake Automobile Receivables Trust 2019-1A1	05/16/22	3.060	25,851,695
42,360,000	Westlake Automobile Receivables Trust 2019-2A (1-Month USD-LIBOR + 0.470%)[1,2]	02/15/23	2.384	42,370,416
27,290,000	Westlake Automobile Receivables Trust 2019-3A1	02/15/23	2.150	27,303,667
64,480,000	World Financial Network Credit Card Master Trust 2017-A	03/15/24	2.120	64,472,185

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	17

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 50,885,000	World Financial Network Credit Card Master Trust 2018-A	12/16/24	3.070%	$51,517,663
2,252,070	World Omni Auto Receivables Trust 2018-A	05/17/21	2.190	2,252,129
7,495,461	World Omni Auto Receivables Trust 2018-B	07/15/21	2.570	7,501,372
12,324,532	World Omni Select Auto Trust 2018-1A1	04/15/22	3.240	12,359,873
29,220,913	WRG Debt Funding II LLC 2017-1[1,4]	03/15/26	4.458	29,291,152
	Total Asset Backed Securities (Cost $2,711,522,949)			2,731,620,076
	COMMERCIAL MORTGAGE BACKED SECURITIES (4.9%)
15,540,000	Aventura Mall Trust 2013-AVM[1,2,3]	12/05/32	3.867	15,698,009
26,807,000	BB-UBS Trust 2012-TFT[1,2,3]	06/05/30	3.584	26,643,555
33,766,983	BX Commercial Mortgage Trust 2018-IND (1-Month USD-LIBOR + 0.750%)[1,2]	11/15/35	2.664	33,735,323
15,510,000	BX Commercial Mortgage Trust 2019-XL (1-Month USD-LIBOR + 0.920%)[1,2]	10/15/36	2.920	15,529,464
30,200,000	BX Trust 2019-RP (1-Month USD-LIBOR + 1.045%)[1,2]	06/15/34	2.959	30,029,932
27,782,521	BXMT, Ltd. 2017-FL1 (1-Month USD-LIBOR + 0.870%)[1,2]	06/15/35	2.748	27,754,739
31,329,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 2.900%)[1,2]	11/15/31	4.814	31,321,337
2,700,179	Commercial Mortgage Pass Through Certificates 2013-GAM[1]	02/10/28	1.705	2,685,825
9,690,000	Commercial Mortgage Pass Through Certificates 2013-GAM[1,2,3]	02/10/28	3.417	9,649,125
23,384,165	HPLY Trust 2019-HIT (1-Month USD-LIBOR + 1.000%)[1,2]	11/15/36	2.914	23,351,155
10,100,000	KREF, Ltd. 2018-FL1A (1-Month USD-LIBOR + 1.100%)[1,2]	06/15/36	2.978	10,106,060

The accompanying notes are an integral part of these financial statements.

18

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$ 32,615,000	Morgan Stanley Capital I Trust 2017-CLS (1-Month USD-LIBOR + 0.700%)[1,2]	11/15/34	2.614%	$32,594,502
11,319,093	RETL 2019-RVP (1-Month USD-LIBOR + 1.150%)[1,2]	03/15/36	3.064	11,340,330
24,260,000	STWD, Ltd. 2019-FL1 (1-Month USD-LIBOR + 1.080%)[1,2]	07/15/38	2.994	24,259,090
53,364,000	TPG Real Estate Finance Issuer, Ltd. 2018-FL2 (1-Month USD-LIBOR + 1.130%)[1,2]	11/15/37	3.008	53,396,018
	Total Commercial Mortgage Backed Securities (Cost $348,151,592)			348,094,464
	CORPORATE BONDS (25.2%)
	AEROSPACE/DEFENSE (0.1%)
9,480,000	BAE Systems Holdings, Inc.[1]	10/07/24	3.800	10,042,508
	AGRICULTURE (0.7%)
44,530,000	Bunge, Ltd. Finance Corp.	03/15/24	4.350	47,112,350
	BANKS (9.2%)
14,895,000	ANZ New Zealand Int’l, Ltd., London Branch[1]	03/19/24	3.400	15,597,907
19,435,000	ASB Bank, Ltd.[1]	06/14/23	3.750	20,418,994
25,185,000	Australia & New Zealand Banking Group, Ltd.	05/19/22	2.625	25,630,839
54,710,000	Bank of New Zealand[1]	02/20/24	3.500	57,308,251
32,015,000	BB&T Corp.	12/06/23	3.750	33,979,520
34,620,000	BNP Paribas SA (3-Month USD-LIBOR + 2.235%)[1,2]	01/10/25	4.705	37,638,685
4,975,000	BNZ International Funding, Ltd., London Branch[1]	02/21/20	2.400	4,981,215
14,660,000	BNZ International Funding, Ltd., London Branch[1]	03/01/23	3.375	15,175,858
17,940,000	Commonwealth Bank of Australia[1]	09/06/21	2.000	17,991,874
20,130,000	Fifth Third Bancorp	01/25/24	3.650	21,233,672
20,035,000	JPMorgan Chase Bank NA (3-Month USD-LIBOR + 0.350%)[2]	04/26/21	3.086	20,134,859
The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	19

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$ 40,945,000	Lloyds Bank Plc.	08/17/20	2.700%	$41,191,611
33,923,000	Lloyds Banking Group, Plc.	03/12/24	3.900	35,836,981
13,760,000	National Australia Bank, Ltd.	09/20/21	3.375	14,098,900
18,945,000	Santander Holdings USA, Inc.	04/17/20	2.650	18,983,534
16,070,000	Santander Holdings USA, Inc.	06/07/24	3.500	16,527,732
39,890,000	Skandinaviska Enskilda Banken AB1	11/17/20	2.625	40,107,241
12,345,000	Skandinaviska Enskilda Banken AB	03/15/21	2.625	12,468,260
6,979,000	Svenska Handelsbanken AB	10/01/20	2.400	7,020,428
30,395,000	Svenska Handelsbanken AB	11/20/23	3.900	32,498,347
25,085,000	Toronto-Dominion Bank	04/07/21	2.125	25,178,165
30,005,000	US Bank NA	11/16/21	3.450	30,946,347
7,395,000	Wells Fargo Bank NA (3-Month USD-LIBOR + 0.490%)[2]	07/23/21	3.325	7,462,168
32,195,000	Wells Fargo Bank NA (3-Month USD-LIBOR + 0.610%)[2]	05/27/22	2.897	32,596,513
22,155,000	Wells Fargo Bank NA (3-Month USD-LIBOR + 0.650%)[2]	09/09/22	2.082	22,170,957
35,277,000	Westpac Banking Corp.	03/06/20	2.150	35,306,056
12,500,000	Westpac Banking Corp.	05/13/21	2.100	12,543,340
				655,028,254
	BEVERAGES (0.2%)
13,050,000	Anheuser-Busch InBev Worldwide, Inc.	01/23/25	4.150	14,267,078
	CHEMICALS (0.4%)
12,880,000	DuPont de Nemours, Inc.	11/15/20	3.766	13,114,620
17,435,000	DuPont de Nemours, Inc.	11/15/23	4.205	18,680,234
				31,794,854
	COMMERCIAL SERVICES (0.4%)
27,350,000	United Rentals North America, Inc.	07/15/23	4.625	27,938,025
	COMPUTERS (0.9%)
9,635,000	Apple, Inc.	09/11/24	1.800	9,605,124
6,790,000	Dell International LLC / EMC Corp.[1]	06/15/21	4.420	7,012,291
17,250,000	Dell International LLC / EMC Corp.[1]	06/15/23	5.450	18,752,044
26,460,000	International Business Machines Corp.	05/13/21	2.800	26,849,005
				62,218,464

The accompanying notes are an integral part of these financial statements.

20

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	DIVERSIFIED FINANCIAL SERVICES (2.1%)
$ 28,486,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	10/30/20	4.625%	$29,191,818
29,972	Ahold Lease Series 2001-A-1 Pass Through Trust	01/02/20	7.820	30,236
7,770,000	Avolon Holdings Funding, Ltd.[1]	05/15/24	5.250	8,473,185
12,170,000	Capital One Financial Corp.	01/29/24	3.900	12,909,724
21,335,000	Credit Acceptance Corp.	02/15/21	6.125	21,388,337
6,425,000	Credit Acceptance Corp.	03/15/23	7.375	6,641,844
2,785,000	Credit Acceptance Corp.[1]	03/15/26	6.625	2,959,062
49,455,000	Drawbridge Special Opportunities Fund[1]	08/01/21	5.000	49,966,015
17,180,000	Park Aerospace Holdings, Ltd.[1]	08/15/22	5.250	18,295,841
				149,856,062
	ELECTRIC (0.6%)
17,000,000	Electricite de France SA1	10/13/20	2.350	17,059,519
8,080,000	Mississippi Power Co. (3-Month USD-LIBOR + 0.650%)[2]	03/27/20	2.750	8,083,044
19,690,000	Nevada Power Co.	04/15/20	2.750	19,768,644
				44,911,207
	HEALTHCARE—SERVICES (0.2%)
9,822,000	MEDNAX, Inc.[1]	12/01/23	5.250	9,944,775
6,565,000	Roche Holdings, Inc.[1]	09/30/24	3.350	6,985,093
				16,929,868
	INSURANCE (1.7%)
24,310,000	Athene Global Funding[1]	01/25/22	4.000	25,207,453
12,290,000	Enstar Group, Ltd.	03/10/22	4.500	12,755,238
31,810,000	Sirius International Group, Ltd.[1]	11/01/26	4.600	31,173,800
31,750,000	United Insurance Holdings Corp.	12/15/27	6.250	32,963,472
16,740,000	Vitality Re VIII, Ltd. (Underlying Investment Yield + 1.750%) [1,2]	01/08/22	3.284	16,726,608
				118,826,571

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	21

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	INTERNET (0.9%)
$ 62,622,000	Expedia Group, Inc.	08/15/20	5.950%	$64,474,076
	INVESTMENT COMPANIES (3.2%)
12,590,000	Ares Capital Corp.	01/15/20	3.875	12,614,311
1,845,000	Ares Capital Corp.	01/19/22	3.625	1,875,963
13,290,000	Ares Capital Corp.	06/10/24	4.200	13,803,292
27,580,000	BlackRock TCP Capital Corp.	08/23/24	3.900	28,025,242
35,855,000	Business Development Corp. of America[1]	12/30/22	4.750	35,965,627
26,989,000	FS KKR Capital Corp.	01/15/20	4.250	27,031,633
31,955,000	FS KKR Capital Corp.	07/15/24	4.625	32,787,505
27,455,000	Main Street Capital Corp.	05/01/24	5.200	29,575,369
31,201,000	Owl Rock Capital Corp.	04/15/24	5.250	33,165,825
10,000,000	Owl Rock Capital Corp.	03/30/25	4.000	10,006,952
				224,851,719
	MACHINERY—CONSTRUCTION & MINING (0.7%)
17,525,000	Caterpillar Financial Services Corp.	01/10/20	2.100	17,529,381
35,330,000	Caterpillar Financial Services Corp.	03/15/21	2.900	35,791,820
				53,321,201
	MACHINERY—DIVERSIFIED (0.5%)
17,865,000	John Deere Capital Corp.	01/10/22	3.200	18,388,002
16,035,000	John Deere Capital Corp.	06/13/22	1.950	16,081,725
				34,469,727
	PHARMACEUTICALS (1.6%)
49,928,000	AbbVie, Inc.	05/14/20	2.500	50,066,586
14,000,000	AbbVie, Inc.	05/14/21	2.300	14,079,364
15,895,000	Allergan Funding SCS	03/15/22	3.450	16,286,845
30,540,000	Allergan Sales LLC[1]	12/15/21	5.000	32,061,295
				112,494,090

The accompanying notes are an integral part of these financial statements.

22

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	PIPELINES (0.6%)
$ 24,651,000	Energy Transfer Operating LP	10/01/20	4.150%	$25,011,408
18,085,000	MPLX LP (3-Month USD-LIBOR + 0.900%)[2]	09/09/21	3.002	18,157,674
2,458,000	NOVA Gas Transmission, Ltd.	04/01/23	7.875	2,850,604
				46,019,686
	RETAIL (0.1%)
8,915,000	Walmart, Inc.	06/26/23	3.400	9,419,494
	TELECOMMUNICATIONS (1.1%)
63,805,000	BellSouth LLC[1]	04/26/21	4.266	63,863,700
14,098,500	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC[1]	03/20/23	3.360	14,186,616
				78,050,316
	Total Corporate Bonds (Cost $1,757,827,089)			1,802,025,550
	LOAN PARTICIPATIONS AND ASSIGNMENTS (8.4%)
12,184,982	Aria Energy Operating LLC (1-Month USD-LIBOR + 4.500%)[2]	05/27/22	6.286	12,108,826
11,911,047	Avolon TLB Borrower 1 (US) LLC Term B3 (1-Month USD-LIBOR + 1.750%)[2]	01/15/25	3.596	11,952,735
8,168,889	BCP Renaissance Parent LLC (2-Month USD-LIBOR + 3.500%)[2]	10/31/24	5.363	7,367,357
14,265,000	Buckeye Partners LP (3-Month USD-LIBOR + 2.750%)[2]	11/15/26	4.652	14,327,481
25,665,326	CenturyLink, Inc. Term A (1-Month USD-LIBOR + 2.750%)[2]	11/01/22	4.536	25,690,991
24,780,122	Charter Communications Operating LLC (CCO Safari LLC) Term A2 (3-Month USD-LIBOR + 1.500%)[2]	03/31/23	3.402	24,687,197

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	23

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$ 29,621,212	Clean Harbors, Inc. (1-Month USD-LIBOR + 1.750%)[2]	06/28/24	3.536%	$29,769,318
2,500,000	Davita, Inc. Term B (1-Month USD-LIBOR + 2.250%)[2]	08/12/26	4.036	2,505,575
24,988,298	Dell International LLC Term B1 (1-Month USD-LIBOR + 2.000%)[2]	09/19/25	3.790	25,078,006
29,036,941	Delos Finance S.a r.l. (3-Month USD-LIBOR + 1.750%)[2]	10/06/23	3.854	29,109,533
31,169,568	Eastern Power LLC (TPF II LC LLC) (1-Month USD-LIBOR + 3.750%)[2]	10/02/23	5.536	31,072,319
26,425,000	Elanco Animal Health, Inc. (1-Month USD-LIBOR + 1.250%)[2]	09/06/21	3.036	26,358,937
33,893,683	Frontera Generation Holdings LLC (1-Month USD-LIBOR + 4.250%)[2]	05/02/25	6.171	31,266,923
12,911,379	HCA, Inc. Term B11 (1-Month USD-LIBOR + 1.750%)[2]	03/17/23	3.536	12,953,341
2,803,652	HCA, Inc. Term B12 (1-Month USD-LIBOR + 1.750%)[2]	03/13/25	3.536	2,815,035
15,004,704	Kestrel Acquisition LLC Term B (1-Month USD-LIBOR + 4.250%)[2]	06/02/25	6.040	13,804,327
31,111,111	Marvell Technology Group, Ltd. Term A (1-Month USD-LIBOR + 1.375%)[2]	06/04/21	3.365	30,955,556
39,605,855	NorthRiver Midstream Finance LP Term B (3-Month USD-LIBOR + 3.250%)[2]	10/01/25	5.349	38,927,010
26,185,000	Panther BF Aggregator 2 L P (1-Month USD-LIBOR + 3.500%)[2]	04/30/26	5.300	25,803,223
18,960,871	RPI Finance Trust Term A4 (1-Month USD-LIBOR + 1.500%)[2]	05/04/22	3.286	18,937,170
45,342,409	RPI Finance Trust Term B6 (1-Month USD-LIBOR + 2.000%)[2]	03/27/23	3.786	45,526,499
24,367,387	Sprint Communications, Inc. (1-Month USD-LIBOR + 2.500%)[2]	02/02/24	4.313	24,073,029
8,931,250	Sprint Communications, Inc. (1-Month USD-LIBOR + 3.000%)[2]	02/02/24	4.813	8,871,679

The accompanying notes are an integral part of these financial statements.

24

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$ 6,231,493	SS&C Technologies Holdings, Inc. Term B3 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.036%	$6,241,899
3,015,224	SS&C Technologies Holdings, Inc. Term B4 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.036	3,020,260
8,456,144	SS&C Technologies Holdings, Inc. Term B5 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.036	8,476,269
17,940,038	UGI Energy Services LLC (1-Month USD-LIBOR + 3.750%)[2]	08/13/26	5.536	17,984,888
10,134,251	Vistra Operations Co. LLC (Tex Operations Co. LLC) (1-Month USD-LIBOR + 2.000%)[2]	08/04/23	3.786	10,163,843
29,200,822	Western Digital Corp. Term B4 (1-Month USD-LIBOR + 1.750%)[2]	04/29/23	3.747	29,076,718
32,677,920	Wyndham Hotels & Resorts, Inc. Term B (1-Month USD-LIBOR + 1.750%)[2]	05/30/25	3.536	32,814,187
	Total Loan Participations and Assignments (Cost $606,376,370)			601,740,131
	MUNICIPAL BONDS (0.4%)
14,525,000	New Jersey Economic Development Authority, Revenue Bonds	06/15/21	5.000	15,334,769
10,100,000	New Jersey Turnpike Authority, Revenue Bonds (1-Month USD-LIBOR + 0.700%)[2]	01/01/24	2.122	10,167,670
4,661,000	Pennsylvania Industrial Development Authority, Revenue Bonds[1]	07/01/21	2.967	4,697,868
	Total Municipal Bonds (Cost $29,707,825)			30,200,307
	RESIDENTIAL MORTGAGE BACKED SECURITIES (1.9%)
37,105,330	Cascade Funding Mortgage Trust 2019-RM3[1,2,3]	06/25/69	2.800	37,347,119

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	25

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
$ 25,842,842	Pepper Residential Securities Trust No. 23A (1-Month USD-LIBOR + 0.950%)[1,2]	08/18/60	2.828%	$25,839,531
14,875,165	Pepper Residential Securities Trust No. 24A (1-Month USD-LIBOR + 0.900%)[1,2]	11/18/60	2.778	14,883,959
35,780,338	RESIMAC Premier 2019-2A (1-Month USD-LIBOR + 0.950%)[1,2]	02/10/51	2.889	35,760,985
22,406,000	RMF Proprietary Issuance Trust 2019-1[1,2,3]	10/25/63	2.750	22,290,831
	Total Residential Mortgage Backed Securities (Cost $135,827,550)			136,122,425
	U.S. GOVERNMENT AGENCY OBLIGATIONS (0.7%)
33,900,000	Federal Home Loan Bank Discount Notes[5]	11/01/19	0.000	33,900,000
76,291	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.753%)[2]	04/01/36	4.810	80,205
14,989	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (6-Month USD-LIBOR + 1.740%)[2]	12/01/36	4.365	15,523
18,750	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.745%)[2]	01/01/37	4.787	19,716
18,887	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.978%)[2]	02/01/37	5.102	19,859
5,983,800	Federal National Mortgage Association (FNMA)	07/01/35	5.000	6,605,632
391,650	Federal National Mortgage Association (FNMA)	11/01/35	5.500	442,217

The accompanying notes are an integral part of these financial statements.

26

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$ 38,169	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.976%)[2]	07/01/36	4.613%	$40,608
88,790	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.712%)[2]	09/01/36	4.241	93,427
40,715	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.811%)[2]	01/01/37	4.827	42,902
343,334	Federal National Mortgage Association (FNMA)	08/01/37	5.500	386,566
4,084,416	Federal National Mortgage Association (FNMA)	08/01/37	5.500	4,599,821
1,767,042	Federal National Mortgage Association (FNMA)	06/01/40	6.500	2,017,080
11,242	Government National Mortgage Association (GNMA) (1-Year CMT Index + 1.500%)[2]	08/20/29	3.250	11,656
	Total U.S. Government Agency Obligations (Cost $47,534,675)			48,275,212
	U.S. TREASURY BILLS (21.0%)
89,000,000	U.S. Treasury Bill[5]	11/05/19	0.000	88,981,683
183,000,000	U.S. Treasury Bill[5]	11/07/19	0.000	182,936,263
100,000,000	U.S. Treasury Bill[5]	11/19/19	0.000	99,905,875
108,000,000	U.S. Treasury Bill[5]	12/12/19	0.000	107,782,283
180,000,000	U.S. Treasury Bill[5]	01/02/20	0.000	179,520,275
155,000,000	U.S. Treasury Bill[5]	01/09/20	0.000	154,544,720
100,000,000	U.S. Treasury Bill[5]	01/30/20	0.000	99,618,750
173,000,000	U.S. Treasury Bill[5]	02/06/20	0.000	172,287,927
3,600,000	U.S. Treasury Bill[5,6]	02/13/20	0.000	3,584,216

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	27

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. TREASURY BILLS (continued)
$154,000,000	U.S. Treasury Bill[5]	02/20/20	0.000%	$153,285,257
162,000,000	U.S. Treasury Bill[5]	03/12/20	0.000	161,089,695
95,000,000	U.S. Treasury Bill[5,6]	03/19/20	0.000	94,444,290
	Total U.S. Treasury Bills (Cost $1,497,427,604)			1,497,981,234
TOTAL INVESTMENTS (Cost $7,134,375,654)[7]			100.8%	$7,196,059,399
LIABILITIES IN EXCESS OF OTHER ASSETS			(0.8)%	(55,491,424)
NET ASSETS			100.0%	$7,140,567,975

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2019 was $3,489,661,262 or 48.9% of net assets. Unless otherwise noted, these securities are not considered illiquid.
[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2019 coupon or interest rate.
[3]	This variable rate security is based on a predetermined schedule and the rate at period end also represents the reference rate at period end.
[4]	Security that used significant unobservable inputs to determine fair value.
[5]	Security issued with zero coupon. Income is recognized through accretion of discount.
[6]	All or a portion of this security is held at the broker as collateral for open futures contracts.
[7]	The aggregate cost for federal income tax purposes is $7,136,551,483, the aggregate gross unrealized appreciation is $72,116,115 and the aggregate gross unrealized depreciation is $10,433,702, resulting in net unrealized appreciation of $61,682,413.

Abbreviations:

CMT – Constant Maturity Treasury.

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

LIBOR – London Interbank Offered Rate.

MTN – Medium Term Note.

The accompanying notes are an integral part of these financial statements.

28

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2019:

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Gain / (Loss)
Contracts to Sell:
U.S. Treasury 5-Year Notes	3,266	December 2019	$390,950,106	$389,317,406	$1,632,700
U.S. Treasury 10-Year Notes	475	December 2019	62,432,813	61,891,016	541,797
					$2,174,497

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	29

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include asset backed securities and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

30

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2019
Asset Backed Securities	$—	$2,670,326,564	$61,293,512	$2,731,620,076
Commercial Mortgage Backed Securities	—	348,094,464	—	348,094,464
Corporate Bonds	—	1,802,025,550	—	1,802,025,550
Loan Participations and Assignments	—	601,740,131	—	601,740,131
Municipal Bonds	—	30,200,307	—	30,200,307
Residential Mortgage Backed Securities	—	136,122,425	—	136,122,425
U.S. Government Agency Obligations	—	48,275,212	—	48,275,212
U.S. Treasury Bills	—	1,497,981,234	—	1,497,981,234
Total Investment, at value	$—	$7,134,765,887	$61,293,512	$7,196,059,399
Other Financial Instruments, at value
Financial Futures Contracts	$2,174,497	$—	$—	$2,174,497
Other Financial Instruments, at value	$2,174,497	$—	$—	$2,174,497

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	31

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2019:

	Asset Backed Securities	Corporate Bonds	Total
Balance as of October 31, 2018	$60,693,958	$963,403	$61,657,361
Purchases	—	—	—
Sales / Paydowns	(1,229,087)	(963,403)	(2,192,490)
Realized gains (losses)	—	—	—
Change in unrealized appreciation (depreciation)	1,755,434	—	1,755,434
Amortization	73,207	—	73,207
Transfers from Level 3	—	—	—
Transfers to Level 3	—	—	—
Balance as of October 31, 2019	$61,293,512	$—	$61,293,512

The Fund’s investments classified as Level 3 were valued using a model approach, including the Fund’s assumptions in determining their fair value.

The accompanying notes are an integral part of these financial statements.

32

BBH LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

ASSETS:
Investments in securities, at value (Cost $7,134,375,654)	$7,196,059,399
Cash	1,568,831
Receivables for:
Shares sold	42,987,312
Interest	24,244,128
Investments sold	4,831,136
Investment advisory and administrative fee waiver reimbursement	69,081
Other	2,297,194
Prepaid assets	39,689
Total Assets	7,272,096,770
LIABILITIES:
Payables for:
Investments purchased	119,554,886
Shares redeemed	7,220,580
Futures variation margin on open contracts	2,197,524
Investment advisory and administrative fees	1,530,393
Dividends declared	635,752
Custody and fund accounting fees	167,717
Professional fees	97,396
Shareholder servicing fees	62,793
Transfer agent fees	9,984
Board of Trustees’ fees	458
Accrued expenses and other liabilities	51,312
Total Liabilities	131,528,795
NET ASSETS	$7,140,567,975
Net Assets Consist of:
Paid-in capital	$7,142,799,439
Accumulated deficit	(2,231,464)
Net Assets	$7,140,567,975

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($371,161,769 ÷ 36,183,512 shares outstanding)	$10.26
CLASS I SHARES
($6,769,406,206 ÷ 660,186,161 shares outstanding)	$10.25

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	33

BBH LIMITED DURATION FUND

STATEMENT OF OPERATIONS
For the year ended October 31, 2019

NET INVESTMENT INCOME:
Income:
Interest income	$210,535,080
Other income	1,213,395
Total Income	211,748,475
Expenses:
Investment advisory and administrative fees	16,445,518
Shareholder servicing fees	670,534
Custody and fund accounting fees	656,910
Professional fees	103,679
Transfer agent fees	52,505
Board of Trustees’ fees	50,136
Miscellaneous expenses	423,589
Total Expenses	18,402,871
Investment advisory and administrative fee waiver	(538,703)
Expense offset arrangement	(60,765)
Net Expenses	17,803,403
Net Investment Income	193,945,072
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	1,512,154
Net realized loss on futures contracts	(24,411,182)
Net realized loss on investments in securities and futures contracts	(22,899,028)
Net change in unrealized appreciation/(depreciation) on investments in securities	90,392,974
Net change in unrealized appreciation/(depreciation) on futures contracts	(1,321,804)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	89,071,170
Net Realized and Unrealized Gain	66,172,142
Net Increase in Net Assets Resulting from Operations	$260,117,214

The accompanying notes are an integral part of these financial statements.

34

BBH LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$193,945,072	$161,523,015
Net realized gain (loss) on investments in securities and futures contracts	(22,899,028)	6,588,784
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	89,071,170	(34,886,307)
Net increase in net assets resulting from operations	260,117,214	133,225,492
Dividends and distributions declared:
Class N	(10,061,064)	(4,285,493)
Class I	(184,257,128)	(156,716,668)
Total dividends and distributions declared	(194,318,192)	(161,002,161)
Share transactions:
Proceeds from sales of shares[1]	3,382,156,185	3,374,484,922
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	44,010,458	30,595,806
Proceeds from short-term redemption fees	501	—
Cost of shares redeemed[1]	(2,626,931,509)	(3,520,060,947)
Net increase/(decrease) in net assets resulting from share transactions	799,235,635	(114,980,219)
Total increase/(decrease) in net assets	865,034,657	(142,756,888)
NET ASSETS:
Beginning of year	6,275,533,318	6,418,290,206
End of year	$7,140,567,975	$6,275,533,318

[1]	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	35

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.15	$10.19	$10.13	$10.14	$10.31
Income from investment operations:
Net investment income[1]	0.30	0.26	0.21	0.19	0.18
Net realized and unrealized gain (loss)	0.11	(0.06)	0.05	(0.00)[2]	(0.17)
Total income from investment operations	0.41	0.20	0.26	0.19	0.01
Less dividends and distributions:
From net investment income	(0.30)	(0.24)	(0.20)	(0.20)	(0.18)
Total dividends and distributions	(0.30)	(0.24)	(0.20)	(0.20)	(0.18)
Net asset value, end of year	$10.26	$10.15	$10.19	$10.13	$10.14
Total return	4.14%	2.03%	2.64%	1.90%	0.10%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$371	$275	$72	$42	$2,557
Ratio of expenses to average net assets before reductions	0.51%	0.50%	0.67%	0.49%	0.48%
Fee waiver	0.16%[3]	0.15%[3]	0.27%[3]	0.01%[3]	—%
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	0.35%	0.35%	0.40%	0.48%	0.48%
Ratio of net investment income to average net assets	2.98%	2.52%	2.05%	1.91%	1.75%
Portfolio turnover rate	53%	48%	52%	53%	46%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the years ended October 31, 2019, 2018, 2017 and 2016, reflect fees reduced as result of contractual operating expense limitation of the share class. Prior to March 24, 2017, the expense limitation of the share class was 0.48%. Following March 24, 2017, the expense limitation was changed to 0.35%. The agreement is effective for the periods beginning on December 29, 2015 and can be changed at any time at the sole discretion of the Investment Advisor. For the years ended October 31, 2019, 2018, 2017 and 2016, the waived fees were $538,703, $242,627, $132,560 and $45,079, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

36

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.15	$10.19	$10.13	$10.14	$10.31
Income from investment operations:
Net investment income[1]	0.31	0.25	0.22	0.22	0.20
Net realized and unrealized gain (loss)	0.10	(0.04)	0.06	(0.01)	(0.17)
Total income from investment operations	0.41	0.21	0.28	0.21	0.03
Less dividends and distributions:
From net investment income	(0.31)	(0.25)	(0.22)	(0.22)	(0.20)
Total dividends and distributions	(0.31)	(0.25)	(0.22)	(0.22)	(0.20)
Net asset value, end of year	$10.25	$10.15	$10.19	$10.13	$10.14
Total return	4.12%	2.11%	2.77%	2.13%	0.30%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$6,769	$6,000	$6,346	$4,737	$2,153
Ratio of expenses to average net assets before reductions	0.28%	0.27%	0.28%	0.27%	0.28%
Expense offset arrangement	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Ratio of expenses to average net assets after reductions	0.28%	0.27%	0.28%	0.27%	0.28%
Ratio of net investment income to average net assets	3.04%	2.47%	2.17%	2.21%	1.94%
Portfolio turnover rate	53%	48%	52%	53%	46%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	37

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on December 22, 2000. The Fund offers Class N and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management. As of October 31, 2019, there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which it is traded.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

38

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2019, are listed in the Portfolio of Investments.

For the year ended October 31, 2019, the average monthly notional amount of open futures contracts was $552,223,307. The range of monthly notional amounts was $355,620,130 to $645,838,055.

financial statements october 31, 2019	39

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

Fair Values of Derivative Instruments as of October 31, 2019

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	$2,174,497	*	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	$—
Total		$2,174,497			$—

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Gain/(Loss) on Derivatives
Futures Contracts	$(24,411,182)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$(1,321,804)

E.	Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore, under SEC Regulations for open-end investment companies, subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

40

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

F.	Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan assignment, the Fund acquires the loan in whole or in part and becomes a lender under the loan agreement. The Fund generally has the right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

financial statements october 31, 2019	41

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2019, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $10,061,064 and $184,257,128 to Class N and Class I shareholders, respectively, during the year ended October 31, 2019.

The tax character of distributions paid during the years ended October 31, 2019 and 2018, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2019:	$194,318,192	$—	$194,318,192	$—	$194,318,192
2018:	161,002,161	—	161,002,161	—	161,002,161

As of October 31, 2019 and 2018, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2019:	$1,958,944	$—	$(65,872,821)	$(2,175,829)	$63,858,242	$(2,231,464)
2018:	2,429,200	—	(41,743,663)	(3,503,095)	(25,212,928)	(68,030,486)

42

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

The Fund had $65,872,821 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2019, of which $16,235,888 and $49,636,933, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.30% per annum on the first $1 billion of the Fund’s average daily net assets and 0.25% per annum on the Fund’s average daily net assets over $1 billion. For the year ended October 31, 2019, the Fund incurred $16,445,518 for services under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective March 24, 2017 the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses for the Fund’s Class N shares in order to limit total annual fund operating expenses (excluding interest, taxes, brokerage

financial statements october 31, 2019	43

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N to 0.35%. For the year ended October 31, 2019, the Investment Adviser waived fees in the amount of $538,703 for Class N.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2019, Class N shares of the Fund incurred $670,534 in shareholder servicing fees.
D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2019, the Fund incurred $656,910 in custody and fund accounting fees. These fees for the Fund were reduced by $60,765 as a result of an expense offset arrangement with the Fund’s custodian, which expired on December 31, 2018. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. Upon the expiration of the expense offset arrangement, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the revised agreement for the year ended October 31, 2019 was $108,785. This amount is included in “Interest income” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2019, was $12,675. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.
E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2019, the Fund incurred $50,136 in independent Trustee compensation and expense reimbursements.
F.	Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

44

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

4.	Investment Transactions. For the year ended October 31, 2019, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $2,947,720,511 and $2,919,176,701, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	24,313,000	$247,981,386	30,946,210	$314,812,228
Shares issued in connection with reinvestments of dividends	938,363	9,579,579	387,697	3,939,411
Proceeds from short-term redemption fees	N/A	501	N/A	—
Shares redeemed	(16,202,982)	(165,389,532)	(11,280,338)	(114,748,174)
Net increase	9,048,381	$92,171,934	20,053,569	$204,003,465
Class I
Shares sold	306,868,172	$3,134,174,799	300,746,654	$3,059,672,694
Shares issued in connection with reinvestments of dividends	3,375,545	34,430,879	2,624,173	26,656,395
Shares redeemed	(241,370,268)	(2,461,541,977)	(334,891,134)	(3,405,312,773)
Net increase/(decrease)	68,873,449	$707,063,701	(31,520,307)	$(318,983,684)

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2019 and the year ended October 31, 2018. Specifically:

During the year ended October 31, 2019, 352,122 shares of Class N were exchanged for 352,351 shares of Class I valued at $3,604,324.

During the year ended 2018, 184,116 shares of Class N were exchanged for 184,159 shares of Class I valued at $1,872,458 and 138,726 shares of Class I were exchanged for 138,590 shares of Class N valued at $1,410,847.

financial statements october 31, 2019	45

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (liquidity risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The Fund invests in asset-backed (asset-backed securities risk) and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations (market risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

46

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.	Recent Pronouncements.
A.	ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. Management is currently evaluating the application of ASU 2017-08 and its impact, if any, on the Fund’s financial statements.
B.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standards Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted. The Fund has adopted ASU 2018-13 and the Fund’s financial statements have been prepared in accordance with this guidance.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2019 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2019	47

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2019 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1 2019 to October 31, 2019).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

48

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2019 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019[1]
Class N
Actual	$1,000	$1,020	$1.74
Hypothetical[2]	$1,000	$1,023	$1.75

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019[1]
Class I
Actual	$1,000	$1,019	$1.40
Hypothetical[2]	$1,000	$1,024	$1.40

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.34% and 0.28% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2019	49

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST
October 31, 2019 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

50

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients’ accounts managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

financial statements october 31, 2019	51

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Fund’s net assets, BBH, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

52

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the

financial statements october 31, 2019	53

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

54

BBH LIMITED DURATION FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2019 (unaudited)

The qualified investment income (“QII”) percentage for the year ended October 31, 2019 was 82.93%. In January 2020, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2019. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

financial statements october 31, 2019	55

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-Present).	7	None.

56

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

financial statements october 31, 2019	57

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014- 2016); Compliance Manager, State Street Corporation (2013- 2014).

58

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2019	59

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2019

BBH INTERMEDIATE MUNICIPAL BOND FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2019

BBH Intermediate Municipal Bond Fund (the “Fund”) Class I produced a total return of 8.38% (net of fees and expenses) for the twelve-month period ending October 31, 2019 as compared to the benchmark Barclays Capital 1-15 Year Municipal Index1 which had a return of 8.12%.

The objective of the Intermediate Municipal Bond Fund is to protect our investors’ capital and generate attractive risk-adjusted returns. We seek to achieve this objective by investing in a limited number of durable credits with attractive return potential. Our objective and strategy have remained the same since we launched the Fund on April 1, 2014. We are excited that the Fund’s net assets more than doubled during the twelve-month period and ended October at over $385mm.

In the Municipal market, valuations are often disconnected from their underlying fundamentals, particularly during periods of heightened market volatility. As the Fund’s fiscal year began, Municipal yields had increased significantly and were near decade-high levels. Soon after, however, equity markets swooned, and the Fed shifted their bias on monetary policy to neutral following their December rate hike. Increasing risks to U.S. growth from trade wars, deteriorating economic conditions overseas, and moral suasion from the White House ultimately led to three 25-basis point eases2. The Fed’s about-face on monetary policy catalyzed falling rates and strong returns for riskier asset classes.

For the twelve-month period, intermediate-maturity tax-exempt interest rates decreased 100 to 130 basis points and the performance of lower-rated bonds significantly exceeded those of safer securities. Our exposures to the state of New Jersey, school districts in California and tobacco settlement trusts all benefited the Fund’s performance.

We invest our portfolios from the bottom-up and have continued to identify more opportunities in Revenue Bonds than in General Obligation issues (GO). As of October 31, 2019, the Fund held over 70% in Revenue Bonds and close to 30% in GOs. Within the Revenue sector, we have found significant opportunities in State Housing Finance Authority (HFA) bonds, which comprised 18% of Fund assets at the end of the fiscal year.

HFAs provide first-time home financing to low-to-moderate income borrowers. The Fund’s HFAs are all high quality, rated in the double-A category or better, backed by loan portfolios that are at least 50% Federally guaranteed, and are over-collateralized to protect against payment delays and defaults on non-government guaranteed loans. Some of the Fund’s holdings, such as bonds issued by HFAs in California and Oregon, also feature state guarantees.

2

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Beyond traditional credit opportunities, we have also actively invested in bonds with non-standard coupon structures, including floating rate securities and zero-coupon bonds (zeros). As of October 31st, excluding cash equivalents, the Fund held about 13% in floating rate securities and 11% in zeros. We also found attractive opportunities in lower coupon callable debt.

Easier monetary policy, record mutual fund inflows, and constrained supply led to strong results during the fiscal year. However, Municipal valuations now reside at historically tight levels, both in terms of overall yields and credit spreads. The strong performance of credit-sensitive bonds in 2019 provided significant challenges for us to identify undervalued securities. Looking forward, we do not know when investor sentiment will become less exuberant and when higher volatility will return, but we will be ready to seize the opportunities when they do. For now, we remain cautious and wait patiently.

Thank you for your continued confidence and support.

There is no assurance the objective will be achieved. Holdings are subject to change.

[1]	Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index, a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market. One cannot invest directly in an index.
[2]	One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001).

financial statements october 31, 2019	3

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Growth of $10,000 Invested in BBH Intermediate Municipal Bond

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception (April 1, 2014) to October 31, 2019 as compared to the BMBB.

The annualized gross expense ratios as shown in the February 28, 2019 prospectus for Class N and Class I shares were 0.91% and 0.62%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Municipal Bond 1-15 Year Blend (1-17) Index (“BMBB”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BMBB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

4

BBH INTERMEDIATE MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Intermediate Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Intermediate Municipal Bond Fund (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

financial statements october 31, 2019	5

BBH INTERMEDIATE MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2019

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

6

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO ALLOCATION
October 31, 2019

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Municipal Bonds	$394,154,089	101.5%
Liabilities in Excess of Other Assets	(5,706,109)	(1.5)
NET ASSETS	$388,447,980	100.0%

All data as of October 31, 2019. The Fund’s security type diversification is expressed as a percentage of net assets and may vary over time.

CREDIT QUALITY

	U.S. $ Value	Percent of Total Investments
AAA	$83,703,815	21.3%
AA	164,939,526	41.8
A	126,213,417	32.0
BBB	19,297,331	4.9
TOTAL INVESTMENTS	$394,154,089	100.0%

All data as of October 31, 2019. The Fund’s credit quality is expressed as a percentage of total investments and may vary over time. Ratings are provided by Standard and Poor’s (S&P). Where S&P ratings are not available, they are substituted with Moody’s. S&P and Moody’s are independent third parties.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	7

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (101.5%)
	Alabama (0.0%)
$ 150,000	Alabama 21st Century Authority, Revenue Bonds	06/01/21	5.000%	$158,261
	Total Alabama			158,261
	Arizona (0.2%)
475,000	Salt Verde Financial Corp., Revenue Bonds	12/01/19	5.250	476,321
205,000	Salt Verde Financial Corp., Revenue Bonds	12/01/22	5.250	226,621
	Total Arizona			702,942
	California (5.6%)
1,000,000	Anaheim City School District, General Obligation Bonds, NPFG[1]	08/01/26	0.000	881,580
2,140,000	Anaheim City School District, General Obligation Bonds, AGM, NPFG[1]	08/01/29	0.000	1,744,528
1,185,000	California Pollution Control Financing Authority, Revenue Bonds[2,3]	11/01/40	3.125	1,269,490
1,040,000	Chaffey Joint Union High School District, General Obligation Bonds[1]	08/01/33	0.000	716,009
2,000,000	Chula Vista Elementary School District, Revenue Bonds[1]	08/01/23	0.000	1,914,980
1,015,000	Downey Unified School District, General Obligation Bonds[1]	08/01/33	0.000	686,424
1,000,000	Downey Unified School District, General Obligation Bonds[1]	08/01/35	0.000	620,080
1,000,000	Golden State Tobacco Securitization Corp., Revenue Bonds, AGM[1]	06/01/25	0.000	918,890
1,000,000	Grossmont Healthcare District, General Obligation Bonds, AMBAC[1]	07/15/30	0.000	789,730
1,100,000	La Mesa-Spring Valley School District, General Obligation Bonds, NPFG[1]	08/01/26	0.000	971,685
1,440,000	Lake Tahoe Unified School District, General Obligation Bonds, NPFG[1]	08/01/27	0.000	1,240,157

The accompanying notes are an integral part of these financial statements.

8

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	California (continued)
$ 1,110,000	Lake Tahoe Unified School District, General Obligation Bonds, NPFG[1]	08/01/30	0.000%	$870,806
225,000	Long Beach Bond Finance Authority, Revenue Bonds	11/15/19	5.250	225,261
725,000	Long Beach Bond Finance Authority, Revenue Bonds	11/15/22	5.250	802,445
360,000	Long Beach Bond Finance Authority, Revenue Bonds (3-Month USD-LIBOR + 1.450%)[3]	11/15/27	2.896	364,619
600,000	Placer Union High School District, General Obligation Bonds, AGM[1]	08/01/30	0.000	478,272
1,035,000	Roseville Joint Union High School District, General Obligation Bonds[1]	08/01/33	0.000	666,913
3,000,000	San Diego Unified School District, General Obligation Bonds[1]	07/01/37	0.000	1,592,730
1,000,000	Santa Ana Unified School District, General Obligation Bonds, NPFG[1]	08/01/24	0.000	926,800
2,415,000	State of California, General Obligation Bonds	12/01/32	2.850	2,560,455
1,000,000	Ukiah Unified School District, General Obligation Bonds, NPFG[1]	08/01/24	0.000	922,020
1,040,000	Windsor Unified School District, General Obligation Bonds[1]	08/01/33	0.000	732,555
	Total California			21,896,429
	Colorado (1.5%)
2,364,514	Colorado Housing & Finance Authority, Revenue Bonds, GNMA	11/01/48	4.200	2,485,743
1,900,000	E-470 Public Highway Authority, Revenue Bonds, NPFG[1]	09/01/25	0.000	1,706,732
1,750,000	E-470 Public Highway Authority, Revenue Bonds, NPFG[1]	09/01/27	0.000	1,484,490
	Total Colorado			5,676,965
The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	9

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Connecticut (5.1%)
$ 1,135,000	Connecticut Housing Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	11/15/22	2.100%	$1,148,245
530,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/23	2.800	547,479
2,595,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[2,3]	07/01/42	2.000	2,685,098
3,455,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[2,3]	07/01/49	1.800	3,507,378
180,000	State of Connecticut, General Obligation Bonds (SIFMA Municipal Swap Index Yield + 0.900%)[3]	03/01/23	2.020	182,092
1,000,000	State of Connecticut, General Obligation Bonds (SIFMA Municipal Swap Index Yield + 0.990%)[3]	03/01/25	2.110	1,012,210
1,845,000	State of Connecticut, General Obligation Bonds	03/01/26	5.000	2,112,027
1,880,000	State of Connecticut Special Tax Revenue, Revenue Bonds	08/01/25	5.000	2,246,638
2,430,000	State of Connecticut Special Tax Revenue, Revenue Bonds	09/01/26	5.000	2,968,415
1,000,000	State of Connecticut Special Tax Revenue, Revenue Bonds	08/01/27	5.000	1,185,230
1,835,000	State of Connecticut Special Tax Revenue, Revenue Bonds	01/01/29	5.000	2,271,400
	Total Connecticut			19,866,212
	Florida (5.7%)
2,000,000	County of Broward Airport System, Revenue Bonds	10/01/22	5.000	2,203,840
1,020,000	County of Broward Airport System, Revenue Bonds	10/01/25	5.000	1,121,816
1,015,000	County of Hillsborough Solid Waste & Resource Recovery, Revenue Bonds	09/01/24	5.000	1,174,000

The accompanying notes are an integral part of these financial statements.

10

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Florida (continued)
$ 2,000,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	07/01/33	3.750%	$2,190,540
1,200,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	07/01/49	4.000	1,301,016
4,500,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	4.250	4,946,445
230,000	Hillsborough County Aviation Authority, Revenue Bonds	10/01/25	5.000	260,942
65,000	Hillsborough County Aviation Authority, Revenue Bonds	10/01/26	5.000	73,533
178,000	Pinellas County Health Facilities Authority, Revenue Bonds, NPFG[2,3]	11/15/23	2.520	178,000
1,750,000	State of Florida, General Obligation Bonds	06/01/26	5.000	2,153,497
2,125,000	State of Florida Lottery Revenue, Revenue Bonds	07/01/25	5.000	2,558,287
3,290,000	State of Florida Lottery Revenue, Revenue Bonds	07/01/27	5.000	4,046,437
	Total Florida			22,208,353
	Georgia (6.3%)
4,850,000	Burke County Development Authority, Revenue Bonds[2,3]	10/01/32	2.250	4,929,685
1,200,000	Burke County Development Authority, Revenue Bonds[2,3]	11/01/45	3.000	1,231,128
2,290,000	Burke County Development Authority, Revenue Bonds[2,3]	11/01/45	3.250	2,388,378
65,000	Georgia Municipal Electric Authority, Revenue Bonds, NPFG[2,3]	01/01/21	2.861	65,603
345,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/25	5.000	401,152
1,265,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/26	5.000	1,508,348
800,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/27	5.000	963,112

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	11

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Georgia (continued)
$ 990,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/29	5.000%	$1,212,998
2,700,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/29	5.000	3,312,279
1,140,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/31	5.000	1,380,654
1,000,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/33	5.000	1,201,330
500,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/34	5.000	599,370
1,750,000	Monroe County Development Authority, Revenue Bonds	07/01/25	2.250	1,781,868
1,200,000	State of Georgia, General Obligation Bonds	02/01/25	5.000	1,432,740
1,610,000	State of Georgia, General Obligation Bonds	12/01/26	5.000	2,014,995
	Total Georgia			24,423,640
	Hawaii (0.3%)
310,000	State of Hawaii Airports System Revenue, Certificates of Participation	08/01/25	5.250	351,602
650,000	State of Hawaii Airports System Revenue, Certificates of Participation	08/01/26	5.250	735,709
	Total Hawaii			1,087,311
	Illinois (3.9%)
1,000,000	Chicago Transit Authority, Revenue Bonds	06/01/20	5.000	1,019,430
755,000	Chicago Transit Authority, Revenue Bonds	06/01/21	5.000	794,879
2,000,000	Chicago Transit Authority, Revenue Bonds	06/01/21	5.000	2,105,640
200,000	Illinois Finance Authority, Revenue Bonds[4]	11/01/19	1.200	200,000

The accompanying notes are an integral part of these financial statements.

12

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Illinois (continued)
$ 2,740,000	Illinois Finance Authority, Revenue Bonds	07/15/32	3.000%	$2,865,519
95,000	Illinois Finance Authority, Revenue Bonds[2,3]	07/15/57	5.000	105,401
205,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/21	5.250	217,144
2,720,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/24	5.000	3,133,549
3,755,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/27	5.000	4,520,232
205,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/28	5.000	245,883
	Total Illinois			15,207,677
	Indiana (2.1%)
2,700,000	City of Rockport, Revenue Bonds	06/01/25	3.050	2,873,367
165,000	Indiana Bond Bank, Revenue Bonds (3-Month USD-LIBOR + 0.970%)[3]	10/15/22	2.311	165,025
5,000,000	Indiana Finance Authority, Revenue Bonds[2,3]	12/01/58	2.250	5,189,600
	Total Indiana			8,227,992
	Iowa (0.2%)
810,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/46	4.000	853,311
	Total Iowa			853,311
	Kentucky (1.4%)
4,965,000	Kentucky Public Energy Authority, Revenue Bonds[2,3]	12/01/49	4.000	5,508,618
	Total Kentucky			5,508,618
	Louisiana (0.0%)
25,000	Tobacco Settlement Financing Corp., Revenue Bonds	05/15/22	5.000	27,100
	Total Louisiana			27,100

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	13

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Maryland (0.4%)
$ 1,125,000	County of Baltimore, General Obligation Bonds	02/01/26	5.000%	$1,375,819
135,000	State of Maryland, General Obligation Bonds	08/01/24	5.000	158,578
	Total Maryland			1,534,397
	Massachusetts (5.9%)
495,000	Commonwealth of Massachusetts, General Obligation Bonds, AGM[2,3]	11/01/19	2.630	495,000
1,555,000	Commonwealth of Massachusetts, Revenue Bonds, AGM[2,3]	06/01/22	3.777	1,626,343
4,180,000	Commonwealth of Massachusetts, General Obligation Bonds (3-Month USD-LIBOR + 0.550%)[3]	11/01/25	2.060	4,191,035
4,525,000	Commonwealth of Massachusetts, General Obligation Bonds	07/01/26	5.000	5,585,479
1,200,000	Commonwealth of Massachusetts, General Obligation Bonds	09/01/26	5.000	1,486,920
5,000,000	Massachusetts Clean Water Trust, Revenue Bonds[2,3]	08/01/23	2.522	5,105,650
135,000	Massachusetts Development Finance Agency, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.480%)[3]	07/01/50	1.600	135,023
600,000	Massachusetts Health & Educational Facilities Authority, Revenue Bonds[4]	11/01/19	1.130	600,000
1,000,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/21	2.500	1,018,730
370,000	Massachusetts Housing Finance Agency, Revenue Bonds	06/01/34	3.300	388,874
485,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/36	3.450	511,821
1,605,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/46	3.500	1,671,174
	Total Massachusetts			22,816,049

The accompanying notes are an integral part of these financial statements.

14

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Michigan (3.9%)
$ 420,000	Detroit City School District, General Obligation Bonds	05/01/23	5.000%	$457,661
95,000	Detroit City School District, General Obligation Bonds, BHAC, FGIC	05/01/25	5.250	106,574
110,000	Detroit City School District, General Obligation Bonds, AGM	05/01/27	5.250	137,406
5,350,000	Detroit City School District, General Obligation Bonds, AGM	05/01/29	6.000	6,709,917
1,550,000	Detroit City School District, General Obligation Bonds, AGM	05/01/30	5.250	2,044,636
3,285,000	Detroit City School District, General Obligation Bonds, AGM	05/01/32	5.250	4,351,475
1,195,000	Michigan Finance Authority, Revenue Bonds	05/01/28	5.000	1,408,343
	Total Michigan			15,216,012
	Minnesota (2.6%)
635,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/27	3.350	675,494
870,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/27	3.400	928,986
1,905,296	Minnesota Housing Finance Agency, Revenue Bonds, FHA, FHLMC, FNMA, GNMA	01/01/49	3.600	1,979,184
4,822,014	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/49	3.450	5,028,396
1,625,072	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	06/01/49	3.150	1,665,536
	Total Minnesota			10,277,596

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	15

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Mississippi (0.3%)
$ 1,000,000	Mississippi Business Finance Corp., Revenue Bonds[2,3]	03/01/27	2.200%	$1,008,910
	Total Mississippi			1,008,910
	Missouri (0.1%)
400,000	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds[4]	11/01/19	1.200%	400,000
	Total Missouri			400,000
	Montana (0.4%)
1,455,000	Montana Board of Housing, Revenue Bonds	12/01/43	4.000	1,564,794
	Total Montana			1,564,794
	Nebraska (2.7%)
2,515,000	Central Plains Energy Project, Revenue Bonds	09/01/27	5.000	2,732,019
3,675,000	Central Plains Energy Project, Revenue Bonds[2,3]	03/01/50	5.000	4,093,950
3,330,000	Nebraska Investment Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/49	4.000	3,620,343
	Total Nebraska			10,446,312
	New Hampshire (0.3%)
1,000,000	New Hampshire Business Finance Authority, Revenue Bonds	08/01/24	3.125	1,052,040
	Total New Hampshire			1,052,040
	New Jersey (7.2%)
1,420,000	Holmdel Township School District, General Obligation Bonds	02/01/27	3.250	1,569,299
2,055,000	Mount Laurel Township Board of Education, General Obligation Bonds	09/01/22	2.500	2,100,231
2,075,000	Mount Laurel Township Board of Education, General Obligation Bonds	09/01/23	2.500	2,133,432

The accompanying notes are an integral part of these financial statements.

16

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New Jersey (continued)
$ 1,630,000	Mount Laurel Township Board of Education, General Obligation Bonds	09/01/24	2.500%	$1,686,920
3,830,000	New Jersey Economic Development Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 1.550%)[3]	09/01/27	2.670	3,841,911
4,115,000	New Jersey Economic Development Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 1.600%)[3]	03/01/28	2.720	4,129,402
555,000	New Jersey Transit Corp., Revenue Bonds	09/15/21	5.000	591,408
3,010,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/26	0.000	2,525,360
535,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/28	0.000	415,492
3,530,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/30	0.000	2,561,827
2,760,000	New Jersey Turnpike Authority, Revenue Bonds (1-Month USD-LIBOR + 0.750%)[3]	01/01/30	2.172	2,780,424
1,750,000	Township of Ewing, General Obligation Bonds	08/01/27	3.000	1,897,892
1,750,000	Township of Ewing, General Obligation Bonds	08/01/29	2.000	1,737,925
	Total New Jersey			27,971,523
	New Mexico (0.6%)
1,990,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	4.000	2,159,369
	Total New Mexico			2,159,369
	New York (3.3%)
5,000,000	Metropolitan Transportation Authority, Revenue Bonds (1-Month USD-LIBOR + 0.820%)[3]	11/01/26	2.181	5,049,750

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	17

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New York (continued)
$ 1,965,000	Metropolitan Transportation Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.450%)[3]	11/01/26	1.570%	$1,961,836
5,050,000	New York State Energy Research & Development Authority, Revenue Bonds[2,3]	07/01/26	2.375	5,066,817
685,000	Triborough Bridge & Tunnel Authority, Revenue Bonds (1-Month USD-LIBOR + 0.500%)[3]	11/15/27	1.861	684,082
	Total New York			12,762,485
	North Carolina (4.1%)
3,400,000	Charlotte-Mecklenburg Hospital Authority, Revenue Bonds[4]	11/01/19	1.350	3,400,000
1,815,000	County of New Hanover, Revenue Bonds	10/01/26	5.000	2,137,725
1,725,000	County of Wake, General Obligation Bonds	03/01/24	5.000	2,003,777
955,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/23	2.750	981,979
970,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/23	2.800	1,001,292
1,570,000	State of North Carolina, General Obligation Bonds	06/01/24	5.000	1,838,250
2,000,000	State of North Carolina, General Obligation Bonds	06/01/27	5.000	2,532,240
2,225,000	State of North Carolina, General Obligation Bonds	06/01/32	2.000	2,144,166
	Total North Carolina			16,039,429

The accompanying notes are an integral part of these financial statements.

18

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	North Dakota (0.6%)
$ 2,200,000	North Dakota Housing Finance Agency, Revenue Bonds	07/01/32	2.800%	$2,242,548
	Total North Dakota			2,242,548
	Ohio (4.1%)
3,000,000	Lancaster Port Authority, Revenue Bonds[2,3]	08/01/49	5.000	3,487,560
700,000	Ohio Higher Educational Facility Commission, Revenue Bonds[4]	11/01/19	1.200	700,000
300,000	Ohio Higher Educational Facility Commission, Revenue Bonds[4]	11/01/19	1.250	300,000
4,665,000	Ohio Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/47	4.000	4,967,525
700,000	State of Ohio, Revenue Bonds[4]	11/01/19	1.300	700,000
2,195,000	State of Ohio, General Obligation Bonds	08/01/25	5.000	2,658,079
3,270,000	State of Ohio, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.400%)[3]	01/01/52	1.520	3,274,873
	Total Ohio			16,088,037
	Oklahoma (0.6%)
2,000,000	Oklahoma Turnpike Authority, Revenue Bonds	01/01/33	3.750	2,172,540
	Total Oklahoma			2,172,540
	Oregon (4.2%)
1,020,000	Clackamas County School District No 115, General Obligation Bonds[1]	06/15/27	0.000	886,431
1,670,000	Lane County School District No 1 Pleasant Hill, General Obligation Bonds[1]	06/15/27	0.000	1,450,211
1,445,000	Multnomah & Clackamas Counties School District No 10JT Gresham-Barlow, General Obligation Bonds[1]	06/15/32	0.000	1,039,417
3,905,000	Salem-Keizer School District No 24J, General Obligation Bonds[1]	06/15/25	0.000	3,571,982
4,275,000	Salem-Keizer School District No 24J, General Obligation Bonds[1]	06/15/26	0.000	3,822,363

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	19

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Oregon (continued)
$ 1,000,000	Salem-Keizer School District No 24J, General Obligation Bonds[1]	06/15/28	0.000%	$848,590
1,335,000	State of Oregon, General Obligation Bonds[5]	12/01/34	2.600	1,331,582
2,225,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[1]	06/15/33	0.000	1,451,056
1,500,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[1]	06/15/31	0.000	1,103,820
1,055,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[1]	06/15/33	0.000	704,635
	Total Oregon			16,210,087
	Other Territory (0.6%)
2,485,000	FHLMC Multifamily VRD Certificates, Revenue Bonds	05/15/27	2.304	2,501,699
	Total Other Territory			2,501,699
	Pennsylvania (5.6%)
150,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/22	5.000	161,538
85,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/23	5.000	94,476
100,000	Geisinger Authority, Revenue Bonds[4]	11/01/19	1.160	100,000
6,680,000	Geisinger Authority, Revenue Bonds (1-Month USD-LIBOR + 1.070%)[3]	06/01/28	2.266	6,786,947
3,000,000	Hospitals & Higher Education Facilities Authority of Philadelphia, Revenue Bonds[4]	11/01/19	1.300	3,000,000
1,000,000	New Kensington-Arnold School District, General Obligation Bonds	05/15/28	2.500	1,018,560

The accompanying notes are an integral part of these financial statements.

20

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Pennsylvania (continued)
$ 1,225,000	North Penn Water Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.560%)[3]	11/01/24	1.680%	$1,224,583
2,000,000	School District of Philadelphia, General Obligation Bonds[5]	09/01/23	5.000	2,204,700
450,000	School District of Philadelphia, General Obligation Bonds, AGM, FGIC	06/01/24	5.000	507,812
1,080,000	School District of Philadelphia, General Obligation Bonds	09/01/26	5.000	1,303,754
1,600,000	School District of Philadelphia, General Obligation Bonds	09/01/28	5.000	1,987,152
1,000,000	State Public School Building Authority, Revenue Bonds	04/01/25	5.000	1,089,430
2,085,000	State Public School Building Authority, Revenue Bonds, AGM	06/01/32	5.000	2,452,731
	Total Pennsylvania			21,931,683
	South Carolina (0.3%)
1,000,000	South Carolina State Housing Finance & Development Authority, Revenue Bonds[5]	07/01/34	2.650	1,003,530
	Total South Carolina			1,003,530
	South Dakota (2.8%)
1,410,000	Educational Enhancement Funding Corp., Revenue Bonds	06/01/25	5.000	1,560,207
3,725,000	Educational Enhancement Funding Corp., Revenue Bonds	06/01/26	5.000	4,113,220
1,500,000	South Dakota Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	11/01/32	3.400	1,587,630
3,110,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/48	4.500	3,453,095
	Total South Dakota			10,714,152

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	21

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Tennessee (2.2%)
$ 2,485,000	Clarksville Natural Gas Acquisition Corp., Revenue Bonds	12/15/21	5.000%	$2,658,304
3,015,000	Tennergy Corp., Revenue Bonds[2,3]	02/01/50	5.000	3,472,586
785,000	Tennessee Housing Development Agency, Revenue Bonds	07/01/45	4.000	823,826
1,440,000	Tennessee Housing Development Agency, Revenue Bonds	01/01/47	3.500	1,504,858
	Total Tennessee			8,459,574
	Texas (8.3%)
910,000	City of Houston Airport System, Revenue Bonds	07/01/24	5.000	1,049,348
1,170,000	City of Houston Airport System, Revenue Bonds	07/01/25	5.000	1,381,899
1,025,000	Dallas Love Field, Revenue Bonds	11/01/25	5.000	1,225,634
1,000,000	Hays Consolidated Independent School District, General Obligation Bonds	02/15/27	5.000	1,241,070
3,455,000	Leander Independent School District, General Obligation Bonds[1]	08/15/29	0.000	2,489,327
2,000,000	North Texas Municipal Water District Water System, Revenue Bonds	09/01/34	3.000	2,083,260
1,000,000	State of Texas, General Obligation Bonds	08/01/26	5.000	1,223,720
2,600,000	Texas Department of Housing & Community Affairs, Revenue Bonds ,GNMA	09/01/33	3.350	2,717,702
2,935,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	09/01/34	2.700	2,999,482
1,000,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	03/01/50	4.000	1,116,180
400,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/19	5.250	401,700

The accompanying notes are an integral part of these financial statements.

22

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Texas (continued)
$ 10,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/20	5.250%	$10,412
510,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/21	5.250	548,316
4,485,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds (3-Month USD-LIBOR + 0.700%)[3]	12/15/26	2.119	4,473,115
2,810,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/26	6.250	3,277,415
4,570,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.550%)[3]	09/15/27	1.670	4,513,149
1,045,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month USD-LIBOR + 0.690%)[3]	09/15/27	2.088	1,022,480
600,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month USD-LIBOR + 0.870%)[3]	09/15/27	2.289	593,400
	Total Texas			32,367,609
	Virginia (4.5%)
1,755,000	City of Virginia Beach, General Obligation Bonds	04/01/25	5.000	2,103,367
2,005,000	County of Arlington, General Obligation Bonds	08/15/25	5.000	2,426,872
1,215,000	County of Arlington, General Obligation Bonds	08/15/30	2.500	1,244,379
6,040,000	Virginia College Building Authority, Revenue Bonds	09/01/27	5.000	7,659,505
2,300,000	Virginia Housing Development Authority, Revenue Bonds	01/01/23	2.740	2,395,197
1,205,000	Virginia Public School Authority, Revenue Bonds	08/01/26	5.000	1,487,633
	Total Virginia			17,316,953

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	23

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Washington (2.6%)
$ 1,925,000	County of Snohomish, General Obligation Bonds[5]	12/01/27	5.000%	$2,444,500
500,000	Port of Seattle, Revenue Bonds	06/01/23	5.000	560,840
425,000	Port of Seattle, Revenue Bonds	06/01/27	3.750	451,141
1,050,000	State of Washington, General Obligation Bonds	08/01/26	5.000	1,297,044
1,325,000	State of Washington, General Obligation Bonds, NPFG[1]	06/01/30	0.000	1,076,947
305,000	Washington State Housing Finance Commission, Revenue Bonds	06/01/44	3.500	313,305
4,000,000	Washington State Housing Finance Commission, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.550%)[3]	12/01/48	1.670	4,000,000
	Total Washington			10,143,777
	Wisconsin (0.6%)
300,000	County of Milwaukee Airport, Revenue Bonds	12/01/28	5.250	342,126
1,800,000	Public Finance Authority, Revenue Bonds[2,3]	07/01/29	2.000	1,809,468
300,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds[4]	11/01/19	1.200	300,000
	Total Wisconsin			2,451,594

The accompanying notes are an integral part of these financial statements.

24

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Wyoming (0.4%)
$ 1,375,000	Wyoming Community Development Authority, Revenue Bonds	12/01/43	4.000%	$1,456,579
	Total Wyoming			1,456,579
	Total Municipal Bonds (Cost $378,911,944)			394,154,089

TOTAL INVESTMENTS (Cost $378,911,944)[6]	101.5%	$394,154,089
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.5)%	(5,706,109)
NET ASSETS	100.0%	$388,447,980

[1]	Security issued with zero coupon. Income is recognized through accretion of discount.
[2]	This variable rate security is based on a predetermined schedule and the rate at period end also represents the reference rate at period end.
[3]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2019 coupon or interest rate.
[4]	Variable rate demand note. The maturity date reflects the demand repayment dates. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2019.
[5]	Represent a security purchased on a when-issued basis.
[6]	The aggregate cost for federal income tax purposes is $378,914,719, the aggregate gross unrealized appreciation is $15,319,219 and the aggregate gross unrealized depreciation is $79,849, resulting in net unrealized appreciation of $15,239,370.

Abbreviations:

AGM - Assured Guaranty Municipal Corporation.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corporation.

FGIC - Financial Guaranty Insurance Company.

FHA - Federal Housing Administration.

FHLMC - Federal Home Loan Mortgage Corporation.

FNMA - Federal National Mortgage Association.

GNMA - Government National Mortgage Association.

LIBOR - London Interbank Offered Rate.

NPFG - National Public Finance Guarantee Corporation.

SIFMA - Securities Industry and Financial Markets Association.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	25

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

26

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include municipal bonds, investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2019
Municipal Bonds*	$—	$394,154,089	$—	$394,154,089
Investments, at value	$—	$394,154,089	$—	$394,154,089

*	For geographical breakdown of municipal bond investments, refer to the Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	27

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

ASSETS:
Investments in securities, at value (Cost $378,911,944)	$394,154,089
Receivables for:
Interest	3,194,720
Investments sold	500,507
Shares sold	438,050
Investment advisory and administrative fee waiver reimbursement	6,900
Prepaid assets	571
Total Assets	398,294,837
LIABILITIES:
Due to Custodian	400,248
Payables for:
Investments purchased	9,048,415
Investment advisory and administrative fees	131,063
Shares redeemed	116,326
Professional fees	70,218
Custody and fund accounting fees	21,108
Dividends declared	19,006
Shareholder servicing fees	9,186
Transfer agent fees	8,881
Board of Trustees’ fees	253
Accrued expenses and other liabilities	22,153
Total Liabilities	9,846,857
NET ASSETS	$388,447,980
Net Assets Consist of:
Paid-in capital	$371,334,789
Retained earnings	17,113,191
Net Assets	$388,447,980
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($54,496,555 ÷ 5,063,677 shares outstanding)	$10.76
CLASS I SHARES
($333,951,425 ÷ 31,055,847 shares outstanding) .	$10.75

The accompanying notes are an integral part of these financial statements.

28

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS
For the year ended October 31, 2019

NET INVESTMENT INCOME:
Income:
Interest income	$8,648,397
Total Income	8,648,397
Expenses:
Investment advisory and administrative fees	1,299,066
Shareholder servicing fees	89,686
Custody and fund accounting fees	81,423
Professional fees	76,480
Shareholder report fees	52,690
Board of Trustees’ fees	49,800
Transfer agent fees	40,011
Miscellaneous expenses	60,723
Total Expenses	1,749,879
Investment advisory and administrative fee waiver	(62,030)
Expense offset arrangement	(2,434)
Net Expenses	1,685,415
Net Investment Income	6,962,982
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	1,944,789
Net change in unrealized appreciation/(depreciation) on investments in securities	16,257,303
Net Realized and Unrealized Gain	18,202,092
Net Increase in Net Assets Resulting from Operations	$25,165,074

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	29

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2019	2018
INCREASE IN NET ASSETS:
Operations:
Net investment income	$6,962,982	$2,654,004
Net realized gain on investments in securities	1,944,789	357,138
Net change in unrealized appreciation/(depreciation) on investments in securities	16,257,303	(3,126,201)
Net increase (decrease) in net assets resulting from operations	25,165,074	(115,059)
Dividends and distributions declared:
Class N	(926,059)	(666,803)
Class I	(6,267,068)	(2,793,710)
Total dividends and distributions declared	(7,193,127)	(3,460,513)
Share transactions:
Proceeds from sales of shares*	235,768,201	128,717,128
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	2,145,264	1,631,088
Proceeds from short-term redemption fees	660	296
Cost of shares redeemed*	(30,569,515)	(51,131,375)
Net increase in net assets resulting from share transactions	207,344,610	79,217,137
Total increase in net assets	225,316,557	75,641,565
NET ASSETS:
Beginning of year	163,131,423	87,489,858
End of year	$388,447,980	$163,131,423

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.15	$10.48	$10.56	$10.29	$10.30
Income from investment operations:
Net investment income[1]	0.21	0.21	0.22	0.18	0.15
Net realized and unrealized gain (loss)	0.62	(0.23)	0.11	0.29	0.08
Total income (loss) from investment operations	0.83	(0.02)	0.33	0.47	0.23
Less dividends and distributions:
From net investment income	(0.21)	(0.21)	(0.26)	(0.18)	(0.16)
From net realized gains	(0.01)	(0.10)	(0.15)	(0.02)	(0.08)
Total dividends and distributions	(0.22)	(0.31)	(0.41)	(0.20)	(0.24)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$10.76	$10.15	$10.48	$10.56	$10.29
Total return	8.21%	(0.26)%	3.20%	4.64%	2.29%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$54	$34	$16	$23	$26
Ratio of expenses to average net assets before reductions	0.77%	0.91%	1.05%	1.03%	1.10%
Fee waiver	0.12%[3]	0.26%[3]	0.40%[3]	0.38%[3]	0.45%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.01%	2.07%	2.16%	1.73%	1.43%
Portfolio turnover rate	104%	146%	125%	77%	142%
Portfolio turnover rate[5]	32%	52%	64%	40%	83%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.65%. The agreement is effective for period beginning on April 1, 2014 and will terminate on February 29, 2020, unless it is renewed by all parties to the agreement. For the years ended October 31, 2019, 2018, 2017, 2016 and 2015, the waived fees were $55,422, $63,024, $78,871, $92,199 and $71,871, respectively.
[4]	Less than 0.01%.
[5]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	31

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.14	$10.47	$10.55	$10.28	$10.30
Income from investment operations:
Net investment income[1]	0.23	0.23	0.25	0.20	0.18
Net realized and unrealized gain (loss)	0.61	(0.24)	0.09	0.29	0.06
Total income (loss) from investment operations	0.84	(0.01)	0.34	0.49	0.24
Less dividends and distributions:
From net investment income	(0.22)	(0.22)	(0.27)	(0.20)	(0.18)
From net realized gains	(0.01)	(0.10)	(0.15)	(0.02)	(0.08)
Total dividends and distributions	(0.23)	(0.32)	(0.42)	(0.22)	(0.26)
Short-term redemption fees[1]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$10.75	$10.14	$10.47	$10.55	$10.28
Total return	8.38%	(0.12)%	3.36%	4.80%	2.33%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$334	$129	$71	$66	$66
Ratio of expenses to average net assets before reductions	0.50%	0.62%	0.69%	0.68%	0.78%
Fee waiver	0.00%[3,4]	0.12%[3]	0.19%[3]	0.18%[3]	0.28%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.17%	2.23%	2.46%	1.88%	1.72%
Portfolio turnover rate	104%	146%	125%	77%	142%
Portfolio turnover rate[5]	32%	52%	64%	40%	83%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.50%. The agreement is effective for period beginning on April 1, 2014 and will terminate on February 29, 2020, unless it is renewed by all parties to the agreement. For the years ended October 31, 2019, 2018, 2017, 2016 and 2015, the waived fees were $6,608, $111,441, $123,485, $121,168 and $163,323, respectively.
[4]	Less than 0.01%.
[5]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

32

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on April 1, 2014. The Fund offers Class N shares and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns. As of October 31, 2019, there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Prices of municipal bonds are provided by an external pricing service approved by the Fund’s Board of Trustees (the “Board”). These securities are generally classified as Level 2. The evaluated vendor pricing is based on methods that may include consideration of the following: yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion

financial statements october 31, 2019	33

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2019, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend

34

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

date. The Fund declared dividends and distributions in the amount of $926,059 and $6,267,068 to Class N and Class I shareholders, respectively, during the year ended October 31, 2019. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purpose.

The tax character of distributions paid during the years ended October 31, 2019 and 2018, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax exempt income	Tax return of capital	Total distributions paid
2019:	$26,771	$252,349	$279,120	$6,914,007	$—	$7,193,127
2018:	137,628	698,195	835,823	2,624,690	—	3,460,513

As of October 31, 2019 and 2018, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Undistributed tax-exempt income	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2019:	$1,734,251	$117,366	$22,204	$—	$(2,775)	$15,242,145	$17,113,191
2018:	—	251,888	—	—	(2,775)	(1,015,158)	(766,045)

The Fund did not have a net capital loss carryforward at October 31, 2019.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.	Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of

financial statements october 31, 2019	35

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.

A.	Investment Advisory and Administrative Fees. Effective April 1, 2014 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund’s average daily net assets. For the year ended October 31, 2019, the Fund incurred $1,299,066 under the Agreement.

B.	Investment Advisory and Administrative Fee Waiver. Effective April 1, 2014 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N and Class I to 0.65% and 0.50%, respectively. The agreement will terminate on February 29, 2020, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2019, the Investment Adviser waived fees in the amount of $55,422 and $6,608 for Class N and Class I, respectively.

C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2019, Class N shares of the Fund incurred $89,686 in shareholder servicing fees.

D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2019, the Fund incurred $81,423 in custody and fund accounting fees. These fees for the Fund were reduced by $2,434 as a result of an expense offset arrangement with the Fund’s custodian, which expired on December 31, 2018. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. Upon the expiration of the expense offset arrangement, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the revised agreement for the year ended October 31, 2019 was $1,133. This amount is included in “Interest income” in the

36

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2019 was $1,782. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2019, the Fund incurred $49,800 in independent Trustee compensation and expense reimbursements.

F.	Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.
4.	Investment Transactions. For the year ended October 31, 2019, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, was $551,287,125 and $332,673,268, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	2,613,287	$27,515,420	2,386,419	$24,480,357
Shares issued in connection with reinvestments of dividends	87,252	923,281	61,257	629,099
Proceeds from short-term redemption fees	N/A	306	N/A	296
Shares redeemed	(1,016,178)	(10,657,541)	(592,779)	(6,086,123)
Net increase	1,684,361	$17,781,466	1,854,897	$19,023,629
Class I
Shares sold	20,123,983	$208,252,781	10,188,802	$104,236,771
Shares issued in connection with reinvestments of dividends	115,417	1,221,983	97,549	1,001,989
Proceeds from short-term redemption fees	N/A	354	N/A	—
Shares redeemed	(1,892,297)	(19,911,974)	(4,405,710)	(45,045,252)
Net increase	18,347,103	$189,563,144	5,880,641	$60,193,508

financial statements october 31, 2019	37

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2019 and 2018. Specifically:

During the year ended 2019, 19,044 shares of Class N were exchanged for 19,062 shares of Class I valued at $196,818.

During the year ended 2018, 1,280 shares of Class I were exchanged for 1,279 shares of Class N valued at $13,451 and 2,048 shares of Class N were exchanged for 2,050 shares of Class I valued at $21,050.

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund may invest in auction rate securities, the liquidity and price of which are subject to the risk of insufficient demand at auction or on a secondary market (auction rate securities risk). Additionally, in the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to redemption of securities by the issuer before maturity (call risk), failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), difficulty in being able to purchase or sell a security (liquidity risk) and a significant position in municipal securities in a particular state (state-specific risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Additionally, as the Fund’s exposure to similar municipal revenue sectors increases, the Fund will become more sensitive to adverse economic, business or political developments relevant to these sectors (municipal revenue sector risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; and political and regulatory events (market risk). While the Fund endeavors to purchase only bona fide tax exempt bonds, there is a risk that a bond may be

38

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders (taxation risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients may make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent pronouncements.
A.	ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. Management is currently evaluating the application of ASU 2017-08 and its impact, if any, on the Fund’s financial statements.
B.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standard Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by

financial statements october 31, 2019	39

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted. The Fund has adopted ASU 2018-13 and the Fund’s financial statements have been prepared in accordance with this guidance.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2019 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

40

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2019 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2019	41

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2019 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019[1]
Class N
Actual	$1,000	$1,032	$3.33
Hypothetical[2]	$1,000	$1,022	$3.31

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019[1]
Class I
Actual	$1,000	$1,032	$2.58
Hypothetical[2]	$1,000	$1,023	$2.57

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.65% and 0.50% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

42

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST
October 31, 2019 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

financial statements october 31, 2019	43

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients’ accounts managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

44

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

financial statements october 31, 2019	45

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

46

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2019	47

BBH INTERMEDIATE MUNICIPAL BOND FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2019 (unaudited)

The Fund hereby designates $345,060 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

The qualified investment income (“QII”) percentage for the year ended October 31, 2019 was 100%. In January 2020, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2019. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

48

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.

Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.

Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.

John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).

Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-present)	7	None.

financial statements october 31, 2019	49

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since2010) for BBH&Co.	7	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

50

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers

Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.

Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-2015).

Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-2016); Compliance Manager, State Street Corporation (2013-2014).

financial statements october 31, 2019	51

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years

Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.

Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

52

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2019

BBH INCOME FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2019

The BBH Income Fund (the “Fund”) I-shares returned 11.76% for the 12 months ending October 31, 2019, slightly ahead of the Bloomberg Barclays US Aggregate Bond Index return of 11.51%. The Fund outperformed its benchmark by a small margin due to its yield curve positioning, while its conservative credit positioning subtracted from returns.

The sell-off last December served up enough value opportunities for the Fund to add attractively priced obligors over the ensuing months. As is typical in a strong credit market, the best performers came from our lower-rated investments, mostly BBB and BB-rated* corporate credit.

*	Quality ratings reflect the credit quality of the underlying issues in the fund portfolio and not of the fund itself. Issuers with credit ratings of AA or better are considered to be of high credit quality, with little risk of issuer failure. Issuers with credit ratings of BBB or better are considered to be of good credit quality, with adequate capacity to meet financial commitments. Issuers with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure or business interruption.

2

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

The largest negative contributors to excess return came in areas where volatility has been relatively high, such as healthcare, which is suffering from deep political uncertainty, and energy, which is suffering from low resource prices and a secular decline in investment in exploration and production. Our investment in these sectors is focused on names we think are significantly undervalued amidst investor fear.

So far, 2019 continues the trend of mildly positive (and certainly non-recessionary) fundamental U.S. economic news and heavy flows into U.S. credit from abroad, both supportive of U.S. credit markets. Corporate debt, which has an average index duration of almost 8 years, returned 15.37%. Of that, 13.05% was from changes in Treasury rates and 2.32% from tighter credit spreads (excess returns).

Overseas investors, starved for yield in their own markets, are determining the tone in U.S. credit and interest rates. Crowded out by their own central banks and facing negative yields across a large portion of their home fixed income market, European and Asian investors have recently been piling into the higher U.S. interest rates. Overseas investors now own half of all credit denominated in U.S. dollars (hereafter “USD Credit”), and the most active share next to U.S. Mutual Funds, which own around 20%. Overseas investors also own a bit less than half of the U.S. taxable fixed income market overall. It is reasonable to conclude that the flow from overseas investors (sometimes called “Tourist Flow”) is the most important factor determining credit pricing and rate structure in our markets today.

One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001).

financial statements october 31, 2019	3

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Absorbing these positive foreign flows, however, is massive corporate and U.S. Treasury issuance. We have seen dramatic growth in the U.S. debt markets, primarily U.S. Treasury debt. Treasuries now make up 24% of all USD debt outstanding, up from 11% in 2008. In the chart below, you can see that over the time the Federal Reserve (“Fed”) was attempting to taper reserves (2017-18), total annual bond issuance grew by over $1 trillion, requiring more than double the liquidity absorbed by the Fed tapering its balance sheet from September 2017 to September 2019.

The Fed began to try to ‘normalize’ its monetary position at the end of 2015. It began a series of nine interest rate hikes, and in early 2018 began to taper off its Quantitative Easing holdings. In 2019, amid growth concerns, the Fed lowered interest rates three times. After the repo rate spiked on September 17, the Fed reversed course on its portfolio unwind as well, with $3.75 trillion of crisis-era quantitative easing still in the system. According to their October 11th operating statement, the Federal Open Market Desk plans to buy Treasury bills at an initial pace of approximately $60 billion per month, an amount that can be adjusted. The reason for that is to retain control over the Effective Fed Funds Rate by providing funding to overnight, Treasury-secured transactions, or Repo, the low-risk bedrock of the money markets and monetary policy.

4

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

The funding demand/supply imbalance behind these events seems to have three causes:

1)	Massive new issuance of corporate and Treasury debt, as discussed above.
2)	Liquidity rules for Global Systemically Important Banks (“GSIBs”) that make it difficult to pull money out of excess reserves and into the repo market, and
3)	A substantial shift in the appetite of foreign investors for U.S. Treasury debt — effectively causing $1.7 Trillion of short-term U.S. Treasury debt to shift from foreign to domestic holders.

Although foreign demand is closely tied to exchange rates and Fed policy, it may be the technical factor that can turn most quickly and unexpectedly, causing volatility in U.S. spreads.

Overseas investors are buying into an increasingly expensive market. Although the Fund was able to take advantage of a handful of opportunities that popped up in the uncertainty around year-end 2018, corporate valuations in December of 2018 never rose to the very attractive levels in previous credit cycles, such as 2015-16 or 2011-12. We would characterize the current corporate bond market as broadly overvalued with small patches of opportunity. We would certainly prefer not to experience a recession and its attendant spread widening. If it were to come, however, we feel it would bring us an abundance of opportunities that are sorely lacking in today’s market, and for which we have plenty of “dry powder”.

financial statements october 31, 2019	5

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Structured credit market spreads still offer attractive values as they have not tightened to the degree that corporate spreads have over the past few years, probably due to abundant supply and lack of overseas participation. We continue to carry a large amount of highly-rated structured credit, primarily Asset-Backed Securities (“ABS”), in the Fund as a way to earn attractive yields while owning highly-rated, low duration, and self-liquidating credits.

The Fund is currently positioned conservatively, with spread duration (sensitivity to changes in credit spreads) drifting lower and about 29% of the Fund now in reserves. The Fund’s spread duration at fiscal year-end was 2.47 years, versus the benchmark’s spread duration of 6 years. Our positioning reflects the dearth of attractive valuations, not any macro predictions. We are finding value in highly rated short-term corporate bonds in the banking sector (7% of the Fund). Asset-Backed Securities (21% of the Fund) still offer attractive spreads and the additional price protection of a domestic investor base, short durations, and high credit ratings. Personal Consumer Loan ABS (5% of the Fund) are still attractively priced, and their durability is supported by a strong U.S. job market.

Portfolio holdings and characteristics are subject to change.

6

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

The U.S. is reliant on overseas flows as the marginal buyer of debt issuance. Foreign investors tend to move in and out fast, and require positive hedging dynamics to invest in the U.S. This reliance, and an increasingly unpredictable geo-political and economic environment suggest increased volatility in credit spreads and rates in the coming years.

For these reasons we find our conservative current positioning is well suited to the current overheated environment, and we look forward to the opportunities the next quarters may create.

Thank you for investing alongside us in the BBH Income Fund, and we wish you a happy and prosperous New Year.

Sincerely yours,

Andrew P. Hofer

Neil Hohmann

financial statements october 31, 2019	7

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2019

Growth of $10,000 Invested in BBH Income

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (June 27, 2018) to October 31, 2019 as compared to the Bloomberg Barclays U.S. Aggregate Bond Index.

The annualized gross expense ratio as shown in the February 28, 2019 prospectus for Class I shares was 0.67%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Bloomberg Barclays U.S. Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index. The Bloomberg Barclays U.S. Aggregate Bond Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

8

BBH INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Income Fund (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period from June 27, 2018 (commencement of operations) to October 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 27, 2018 (commencement of operations) to October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

financial statements october 31, 2019	9

BBH INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2019

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

10

BBH INCOME FUND

PORTFOLIO ALLOCATION
October 31, 2019

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$85,466,378	21.0%
Commercial Mortgage Backed Securities	17,578,028	4.3
Corporate Bonds	126,735,714	31.2
Loan Participations and Assignments	54,593,186	13.4
Residential Mortgage Backed Securities	4,183,823	1.1
U.S. Government Agency Obligations	1,500,000	0.4
U.S. Inflation Linked Debt	12,539,040	3.1
U.S. Treasury Bonds and Notes	99,309,346	24.5
U.S. Treasury Bills	5,791,864	1.4
Liabilities in Excess of Other Assets	(1,691,776)	(0.4)
NET ASSETS	$406,005,603	100.0%

All data as of October 31, 2019. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	11

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (21.0%)
$ 1,775,548	ACC Trust 2019-1[1]	05/20/22	3.750%	$1,785,677
1,361,890	Adams Outdoor Advertising LP 2018-1[1]	11/15/48	4.810	1,433,530
1,295,431	Amur Equipment Finance Receivables VI LLC 2018-2A1	07/20/22	3.890	1,318,135
1,309,643	ARI Fleet Lease Trust 2018-B1	08/16/27	3.220	1,322,142
1,520,000	BCC Funding Corp. XVI LLC 2019-1A1	08/20/24	2.477	1,522,652
645,547	Capital Auto Receivables Asset Trust 2018-2[1]	02/22/21	3.020	646,824
730,346	Cazenovia Creek Funding II LLC 2018-1A1	07/15/30	3.561	735,650
561,910	CCG Receivables Trust 2018-2[1]	12/15/25	3.090	567,241
2,000,000	Delamare Cards MTN Issuer, Plc. 2018-1A (1-Month USD-LIBOR + 0.700%)[1,2]	11/19/25	2.546	2,002,082
1,816,182	Drive Auto Receivables Trust 2018-5	10/15/22	3.340	1,820,473
2,232,650	Drug Royalty III LP 1 2018-1A (3-Month USD-LIBOR + 1.600%)[1,2]	10/15/31	3.903	2,229,127
1,200,000	Elm Trust 2018-2A1	10/20/27	4.605	1,213,762
190,000	Elm Trust 2018-2A1	10/20/27	5.584	193,644
600,000	Enterprise Fleet Financing LLC 2017-2[1]	01/20/23	2.220	601,363
1,272,593	Enterprise Fleet Financing LLC 2018-3[1]	05/20/24	3.380	1,289,513
65,696	Exeter Automobile Receivables Trust 2018-3A1	01/18/22	2.900	65,736
774,423	FCI Funding LLC 2019-1A1	02/18/31	3.630	779,747
1,350,000	Finance of America Structured Securities Trust 2018-HB1[1,2,3]	09/25/28	3.774	1,358,195
2,100,000	Ford Credit Floorplan Master Owner Trust A 2018-3	10/15/23	3.520	2,158,211
733,531	Foursight Capital Automobile Receivables Trust 2018-2[1]	04/15/22	3.320	736,123
2,700,000	FREED ABS TRUST 2018-2[1]	10/20/25	4.610	2,772,839
1,410,000	FREED ABS TRUST 2019-2[1]	11/18/26	2.620	1,409,620
1,000,000	GM Financial Consumer Automobile Receivables Trust 2017-2A1	11/16/22	2.070	999,172
1,390,000	Hercules Capital Funding Trust 2018-1A1	11/22/27	4.605	1,399,468

The accompanying notes are an integral part of these financial statements.

12

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 2,340,000	Hercules Capital Funding Trust 2019-1A1	02/20/28	4.703%	$2,372,147
1,070,000	Hertz Vehicle Financing II LP 2019-1A1	03/25/23	4.100	1,104,280
300,000	Lendmark Funding Trust 2017-2A1	05/20/26	2.800	299,992
1,430,000	Lendmark Funding Trust 2019-1A1	12/20/27	3.000	1,439,647
1,120,000	Lendmark Funding Trust 2019-2A1	04/20/28	2.780	1,119,835
575,550	LIAS Administration Fee Issuer LLC 2018-1A	07/25/48	5.956	611,872
205,000	Mariner Finance Issuance Trust 2017-BA1	12/20/29	2.920	205,633
2,000,000	Mariner Finance Issuance Trust 2018-AA1	11/20/30	4.200	2,047,828
690,000	Mariner Finance Issuance Trust 2019-AA1	07/20/32	2.960	699,019
300,000	Nationstar HECM Loan Trust 2018-2A1,2,3	07/25/28	3.552	302,199
2,500,000	Nationstar HECM Loan Trust 2018-3A1,2,3	11/25/28	3.903	2,529,647
656,515	Newtek Small Business Loan Trust 2018-1 (1-Month USD-LIBOR + 1.700%)[1,2]	02/25/44	3.523	657,341
311,424	Newtek Small Business Loan Trust 2018-1 (1-Month USD-LIBOR + 3.000%)[1,2]	02/25/44	4.823	313,941
300,000	NextGear Floorplan Master Owner Trust 2017-1A1	04/18/22	2.540	300,445
1,370,000	NextGear Floorplan Master Owner Trust 2018-2A1	10/15/23	3.690	1,411,417
1,640,000	NRZ Advance Receivables Trust 2019-T1[1]	07/15/52	2.590	1,649,378
1,080,000	OneMain Financial Issuance Trust 2019-1A1	02/14/31	3.480	1,097,218
300,000	Oportun Funding IX LLC 2018-B1	07/08/24	3.910	304,713
2,660,000	Oportun Funding X LLC 2018-C1	10/08/24	4.590	2,725,645

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	13

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 2,070,000	Oportun Funding XII LLC 2018-D1	12/09/24	4.830%	$2,121,205
550,000	OSCAR US Funding Trust IX LLC 2018-2A1	09/12/22	3.390	558,546
1,580,000	Oscar US Funding XI LLC 2019-2A1	09/11/23	2.590	1,593,507
1,280,000	Oxford Finance Funding LLC 2019-1A1	02/15/27	4.459	1,312,845
1,520,000	Palmer Square Loan Funding, Ltd. 2019-2A (3-Month USD-LIBOR + 2.250%)[1,2]	04/20/27	4.216	1,494,847
1,940,000	Palmer Square Loan Funding, Ltd. 2019-3A (3-Month USD-LIBOR + 2.100%)[1,2]	08/20/27	4.266	1,904,108
1,500,000	PFS Financing Corp. 2018-F1	10/15/23	3.520	1,539,342
2,940,000	Regional Management Issuance Trust 2018-2[1]	01/18/28	4.940	3,027,805
1,390,000	Republic Finance Issuance Trust 2019-A1	11/22/27	3.430	1,392,439
2,500,000	RMF Buyout Issuance Trust 2018-1[1,2,3]	11/25/28	3.912	2,519,063
2,870,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2019-T2[1]	10/15/52	2.320	2,881,310
2,215,133	Stack Infrastructure Issuer LLC Series 2019-1A1	02/25/44	4.540	2,319,848
600,000	SWC Funding LLC 2018-1A1,4	08/15/33	4.750	623,321
1,400,000	Synchrony Card Issuance Trust 2018-A1	09/15/24	3.380	1,437,512
674,711	THL Credit Wind River CLO, Ltd. 2012-1A (3-Month USD-LIBOR + 0.880%)[1,2]	01/15/26	2.881	674,558
1,650,000	THL Credit Wind River CLO, Ltd. 2017-1A (3-Month USD-LIBOR + 1.140%)[1,2]	04/18/29	3.143	1,650,000
1,400,000	Trafigura Securitisation Finance, Plc. 2018-1A1	03/15/22	3.730	1,427,738

The accompanying notes are an integral part of these financial statements.

14

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 431,982	Veros Automobile Receivables Trust 2018-1[1]	05/15/23	3.630%	$433,209
1,400,000	World Financial Network Credit Card Master Trust 2018-B	07/15/25	3.460	1,437,497
2,500,000	World Financial Network Credit Card Master Trust 2019-A	12/15/25	3.140	2,558,460
1,003,218	World Omni Select Auto Trust 2018-1A1	04/15/22	3.240	1,006,095
	Total Asset Backed Securities (Cost $84,266,374)			85,466,378
	COMMERCIAL MORTGAGE BACKED SECURITIES (4.3%)
146,085	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.000%)[1,2]	11/15/31	5.914	145,992
786,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.000%)[1,2]	11/15/31	5.914	785,620
1,375,473	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.750%)[1,2]	11/15/31	6.664	1,371,762
600,000	CGMS Commercial Mortgage Trust 2017-MDRB (1-Month USD-LIBOR + 1.750%)[1,2]	07/15/30	3.664	599,365
890,000	Citigroup Commercial Mortgage Trust 2019-SMRT[1]	01/10/36	4.149	956,907
3,540,000	CSMC 2018-SITE[1,2,3]	04/15/36	4.941	3,739,535
1,000,000	Hudsons Bay Simon JV Trust 2015-HB10[1,2,3]	08/05/34	5.629	1,014,710
240,000	JPMBB Commercial Mortgage Securities Trust 2014-C24[1,2,3]	11/15/47	3.912	228,642
1,960,000	KREF, Ltd. 2018-FL1 (1-Month USD-LIBOR + 1.100%)[1,2]	06/15/36	2.978	1,961,176

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	15

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$ 3,070,000	Morgan Stanley Capital I Trust 2019-BPR (1-Month USD-LIBOR + 1.400%)[1,2]	05/15/36	3.321%	$3,066,093
507,782	RETL 2019-RVP (1-Month USD-LIBOR + 1.150%)[1,2]	03/15/36	3.064	508,734
890,000	STWD, Ltd. 2019-FL1 (1-Month USD-LIBOR + 1.600%)[1,2]	07/15/38	3.514%	889,863
2,000,000	TPG Real Estate Finance Issuer, Ltd. 2018-FL2 (1-Month USD-LIBOR + 1.130%)[1,2]	11/15/37	3.008	2,001,200
300,000	UBS-BAMLL Trust 2012-WRM[1]	06/10/30	3.663	308,429
	Total Commercial Mortgage Backed Securities (Cost $17,203,634)			17,578,028
	CORPORATE BONDS (31.2%)
	AEROSPACE/DEFENSE (0.3%)
1,320,000	BAE Systems Holdings, Inc.[1]	10/07/24	3.800	1,398,324
	AGRICULTURE (0.8%)
3,025,000	Bunge, Ltd. Finance Corp.	03/15/24	4.350	3,200,423
	AUTO MANUFACTURERS (0.3%)
1,110,000	Daimler Finance North America LLC[1]	02/12/21	2.300	1,114,006
	BANKS (6.9%)
2,300,000	ANZ New Zealand Int’l, Ltd., London Branch[1]	01/25/22	2.875	2,339,906
1,155,000	ANZ New Zealand Int’l, Ltd., London Branch[1]	03/19/24	3.400	1,209,505
2,100,000	ASB Bank, Ltd.[1]	06/14/23	3.750	2,206,323
320,000	Australia & New Zealand Banking Group, Ltd.	05/19/22	2.625	325,665
1,365,000	Bank of New Zealand[1]	02/20/24	3.500	1,429,826
1,330,000	BB&T Corp.	12/06/23	3.750	1,411,612
1,470,000	BNP Paribas SA (3-Month USD-LIBOR + 2.235%)[1,2]	01/10/25	4.705	1,598,176

The accompanying notes are an integral part of these financial statements.

16

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$ 2,941,000	BNZ International Funding, Ltd., London Branch[1]	03/01/23	3.375%	$3,044,488
535,000	Capital One NA	08/08/22	2.650	542,568
1,410,000	DNB Bank ASA[1]	06/02/21	2.375	1,419,740
875,000	Fifth Third Bancorp	01/25/24	3.650	922,974
2,340,000	Lloyds Banking Group Plc.	05/08/25	4.450	2,555,001
425,000	PNC Financial Services Group, Inc.	01/23/24	3.500	449,569
505,000	Santander Holdings USA, Inc.	12/03/21	4.450	526,318
810,000	Santander Holdings USA, Inc.	03/28/22	3.700	832,678
1,300,000	Skandinaviska Enskilda Banken AB	03/15/21	2.625	1,312,980
1,750,000	Svenska Handelsbanken AB	05/24/21	3.350	1,788,607
980,000	Svenska Handelsbanken AB	11/20/23	3.900	1,047,816
2,485,000	Wells Fargo Bank NA (3-Month USD-LIBOR + 0.610%)[2]	05/27/22	2.897	2,515,991
650,000	Wells Fargo Bank NA (3-Month USD-LIBOR + 0.650%)[2]	09/09/22	2.082	650,468
				28,130,211
	BEVERAGES (0.4%)
1,310,000	Anheuser-Busch InBev Worldwide, Inc.	01/23/39	5.450	1,649,494
	BIOTECHNOLOGY (1.1%)
2,740,000	Amgen, Inc.	05/11/22	2.650	2,784,797
1,600,000	Celgene Corp.	02/20/23	3.250	1,652,754
				4,437,551
	CHEMICALS (0.3%)
1,290,000	DuPont de Nemours, Inc.	11/15/23	4.205	1,382,134
	COMMERCIAL SERVICES (0.1%)
600,000	United Rentals North America, Inc.	07/15/23	4.625	612,900

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	17

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	COMPUTERS (1.0%)
$ 1,285,000	Apple, Inc.	05/03/23	2.400%	$1,307,945
660,000	Apple, Inc.	09/11/26	2.050	657,488
1,950,000	International Business Machines Corp.	05/15/24	3.000	2,025,124
				3,990,557
	COSMETICS/PERSONAL CARE (0.1%)
285,000	Unilever Capital Corp.	03/07/22	3.000	292,928
	DIVERSIFIED FINANCIAL SERVICES (2.8%)
1,720,000	American Express Co.	11/05/21	3.700	1,779,376
335,000	Avolon Holdings Funding, Ltd.[1]	05/15/24	5.250	365,318
750,000	Brightsphere Investment Group, Inc.	07/27/26	4.800	781,843
525,000	Capital One Financial Corp.	01/29/24	3.900	556,911
1,800,000	Credit Acceptance Corp.	02/15/21	6.125	1,804,500
700,000	Credit Acceptance Corp.	03/15/23	7.375	723,625
1,400,000	Credit Acceptance Corp.[1]	03/15/26	6.625	1,487,500
1,650,000	Drawbridge Special Opportunities Fund LP1	08/01/21	5.000	1,667,049
600,000	Park Aerospace Holdings, Ltd.[1]	08/15/22	5.250	638,970
1,400,000	Park Aerospace Holdings, Ltd.[1]	03/15/23	4.500	1,470,700
				11,275,792
	ELECTRIC (2.3%)
655,000	American Electric Power Co., Inc.	12/01/21	3.650	676,574
2,800,000	Electricite de France SA1	09/21/28	4.500	3,140,796
1,705,000	Exelon Generation Co. LLC	10/01/39	6.250	2,133,144
1,060,000	PacifiCorp	04/01/24	3.600	1,123,832
830,000	PSEG Power LLC	06/15/21	3.000	840,459
1,355,000	Wisconsin Public Service Corp.	11/21/21	3.350	1,395,332
				9,310,137
	HEALTHCARE-SERVICES (2.1%)
4,415,000	MEDNAX, Inc.[1]	01/15/27	6.250	4,370,850
1,130,000	Mercy Health	07/01/28	4.302	1,271,625
2,750,000	Roche Holdings, Inc.[1]	01/28/22	1.750	2,746,812
				8,389,287

The accompanying notes are an integral part of these financial statements.

18

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	INSURANCE (4.7%)
$ 4,175,000	Aegon NV (6-Month USD-LIBOR + 3.540%)[2]	04/11/48	5.500%	$4,488,125
3,002,000	Athene Global Funding[1]	01/25/22	4.000	3,112,825
3,145,000	Enstar Group, Ltd.	06/01/29	4.950	3,365,466
540,000	New York Life Global Funding[1]	08/06/21	3.250	552,848
2,995,000	Sirius International Group, Ltd.[1]	11/01/26	4.600	2,935,100
1,840,000	Swiss Re Finance Luxembourg SA (5-Year CMT Index + 3.582%)[1,2]	04/02/49	5.000	2,029,542
2,660,000	United Insurance Holdings Corp.	12/15/27	6.250	2,761,664
				19,245,570
	INVESTMENT COMPANIES (2.2%)
685,000	Ares Capital Corp.	06/10/24	4.200	711,456
1,435,000	BlackRock TCP Capital Corp.	08/23/24	3.900	1,458,166
200,000	Business Development Corp. of America[1]	12/30/22	4.750	200,617
1,655,000	FS KKR Capital Corp.	07/15/24	4.625	1,698,117
1,330,000	Main Street Capital Corp.	05/01/24	5.200	1,432,717
1,565,000	Owl Rock Capital Corp.	04/15/24	5.250	1,663,553
1,875,000	Owl Rock Capital Corp.	03/30/25	4.000	1,876,304
				9,040,930
	MACHINERY-CONSTRUCTION & MINING (0.6%)
2,180,000	Caterpillar Financial Services Corp.	12/07/23	3.650	2,314,132
	MACHINERY-DIVERSIFIED (0.3%)
1,265,000	John Deere Capital Corp.	01/10/24	3.450	1,338,100
	MEDIA (0.6%)
410,000	Charter Communications Operating LLC / Charter Communications Operating Capital	07/23/20	3.579	413,501
2,040,000	TEGNA, Inc.[1]	09/15/29	5.000	2,068,050
				2,481,551

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	19

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	PHARMACEUTICALS (1.1%)
$ 1,695,000	AbbVie, Inc.	05/14/25	3.600%	$1,778,692
455,000	AbbVie, Inc.	05/14/35	4.500	493,760
450,000	AbbVie, Inc.	05/14/36	4.300	477,938
1,445,000	Allergan Sales LLC[1]	12/15/21	5.000	1,516,980
				4,267,370
	PIPELINES (1.1%)
1,730,000	Enable Midstream Partners LP	09/15/29	4.150	1,639,168
1,545,000	Energy Transfer Operating LP (3-Month USD-LIBOR + 4.028%)[2,5]		6.250	1,436,850
1,335,000	NOVA Gas Transmission, Ltd.	04/01/23	7.875	1,548,233
				4,624,251
	REAL ESTATE INVESTMENT TRUSTS (1.9%)
1,275,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	07/15/24	5.250	1,340,344
495,000	Scentre Group Trust 1 / Scentre Group Trust 2[1]	11/05/19	2.375	495,000
1,380,000	Scentre Group Trust 1 / Scentre Group Trust 2[1]	02/12/25	3.500	1,436,110
1,720,000	WEA Finance LLC[1]	01/15/27	2.875	1,725,083
2,585,000	WEA Finance LLC / Westfield UK & Europe Finance Plc.[1]	10/05/20	3.250	2,612,107
				7,608,644
	TELECOMMUNICATIONS (0.2%)
627,500	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC[1]	03/20/23	3.360	631,422
	Total Corporate Bonds (Cost $120,707,072)			126,735,714

The accompanying notes are an integral part of these financial statements.

20

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (13.4%)
$ 1,688,185	Aria Energy Operating LLC (1-Month USD-LIBOR + 4.500%)[2]	05/27/22	6.286%	$1,677,634
632,465	Avolon TLB Borrower 1 (US) LLC Term B 3 (1-Month USD-LIBOR + 1.750%)[2]	01/15/25	3.596	634,679
1,975,000	BCP Renaissance Parent LLC (2-Month USD-LIBOR + 3.500%)[2]	10/31/24	5.363	1,781,213
1,415,000	Buckeye Partners LP (3-Month USD-LIBOR + 2.750%)[2]	11/15/26	4.652	1,421,198
1,344,737	CenturyLink, Inc. Term A (1-Month USD-LIBOR + 2.750%)[2]	11/01/22	4.536	1,346,082
2,500,000	Davita, Inc. Term B (1-Month USD-LIBOR + 2.250%)[2]	08/12/26	4.036	2,505,575
2,873,954	Dell International LLC Term B1 (1-Month USD-LIBOR + 2.000%)[2]	09/19/25	3.790	2,884,271
3,847,926	Eastern Power LLC (TPF II LC LLC) (1-Month USD-LIBOR + 3.750%)[2]	10/02/23	5.536	3,835,920
1,969,604	Frontera Generation Holdings LLC (1-Month USD-LIBOR + 4.250%)[2]	05/02/25	6.171	1,816,960
4,018,518	Greatbatch, Ltd. Term A (1-Month USD-LIBOR + 2.250%)[2]	10/27/21	4.060	4,016,026
694,710	HCA, Inc. Term B12 (1-Month USD-LIBOR + 1.750%)[2]	03/13/25	3.536	697,531
3,995,696	Helix Gen Funding LLC (1-Month USD-LIBOR + 3.750%)[2]	06/03/24	5.536	3,734,298
2,969,925	Kestrel Acquisition LLC Term B (1-Month USD-LIBOR + 4.250%)[2]	06/02/25	6.040	2,732,331
2,757,474	NorthRiver Midstream Finance LP Term B (3-Month USD-LIBOR + 3.250%)[2]	10/01/25	5.349	2,710,211
1,395,000	Panther BF Aggregator 2 LP (1-Month USD-LIBOR + 3.500%)[2]	04/30/26	5.300	1,374,661
2,559,133	RPI Finance Trust Term B 6 (1-Month USD-LIBOR + 2.000%)[2]	03/27/23	3.786	2,569,523
987,342	Sprint Communications, Inc. (1-Month USD-LIBOR + 2.500%)[2]	02/02/24	4.313	975,415

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	21

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$ 2,038,750	Sprint Communications, Inc. (1-Month USD-LIBOR + 3.000%)[2]	02/02/24	4.813%	$2,025,151
699,349	SS&C Technologies Holdings, Inc. Term B 3 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.036	700,517
456,520	SS&C Technologies Holdings, Inc. Term B 4 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.036	457,282
732,514	SS&C Technologies Holdings, Inc. Term B 5 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.036	734,257
3,145,000	Tivity Health, Inc. Term B (1-Month USD-LIBOR + 5.250%)[2]	03/06/26	7.036	3,145,000
2,800,000	U.S. Renal Care, Inc. (1-Month USD-LIBOR + 5.000%)[2]	06/26/26	6.786	2,581,488
1,401,488	UGI Energy Services LLC (1-Month USD-LIBOR + 3.750%)[2]	08/13/26	5.536	1,404,991
1,980,000	United Rentals, Inc. (1-Month USD-LIBOR + 1.750%)[2]	10/31/25	3.536	1,987,781
1,855,000	Vistra Operations Co. LLC (Tex Operations Company LLC) (1-Month USD-LIBOR + 2.000%)[2]	12/31/25	3.828	1,860,806
2,970,000	Wyndham Hotels & Resorts, Inc. Term B (1-Month USD-LIBOR + 1.750%)[2]	05/30/25	3.536	2,982,385
	Total Loan Participations and Assignments (Cost $55,303,293)			54,593,186

The accompanying notes are an integral part of these financial statements.

22

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	RESIDENTIAL MORTGAGE BACKED SECURITIES (1.1%)
$ 1,094,592	Cascade Funding Mortgage Trust 2018-RM2[1,2,3]	10/25/68	4.000%	$1,127,479
1,909,760	Cascade Funding Mortgage Trust 2019-RM3[1,2,3]	06/25/69	2.800	1,922,204
1,140,000	RMF Proprietary Issuance Trust 2019-1[1,2,3]	10/25/63	2.750	1,134,140
	Total Residential Mortgage Backed Securities (Cost $4,130,490)			4,183,823
	U.S. GOVERNMENT AGENCY OBLIGATIONS (0.4%)
1,500,000	Federal Home Loan Bank Discount Notes[6]	11/01/19	0.000	1,500,000
	Total U.S. Government Agency Obligations (Cost $1,500,000)			1,500,000
	U.S. INFLATION LINKED DEBT (3.1%)
1,914,336	U.S. Treasury Inflation Indexed Bond	02/15/48	1.000	2,138,658
1,162,298	U.S. Treasury Inflation Indexed Bond	02/15/49	1.000	1,306,892
8,550,145	U.S. Treasury Inflation Indexed Note	01/15/29	0.875	9,093,490
	Total U.S. Inflation Linked Debt (Cost $12,301,954)			12,539,040
	U.S. TREASURY BONDS AND NOTES (24.5%)
5,440,000	U.S. Treasury Bond	08/15/40	3.875	7,108,338
6,390,000	U.S. Treasury Bond	08/15/46	2.250	6,479,360
53,500,000	U.S. Treasury Note[7]	02/15/23	2.000	54,310,859
31,000,000	U.S. Treasury Note	08/31/24	1.250	30,616,133
800,000	U.S. Treasury Note[7]	08/15/26	1.500	794,656
	Total U.S. Treasury Bonds and Notes (Cost $98,039,864)			99,309,346

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	23

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. TREASURY BILLS (1.4%)
$ 4,800,000	U.S. Treasury Bill[6]	11/12/19	0.000%	$4,797,483
1,000,000	U.S. Treasury Bill[6]	03/12/20	0.000	994,381
	Total U.S. Treasury Bills (Cost $5,791,671)			5,791,864
TOTAL INVESTMENTS (Cost $399,244,352)[8]			100.4%	$407,697,379
LIABILITIES IN EXCESS OF OTHER ASSETS			(0.4)%	(1,691,776)
NET ASSETS			100.0%	$406,005,603

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2019 was $ 149,508,521 or 36.8% of net assets. Unless otherwise noted, these securities are not considered illiquid.
[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2019 coupon or interest rate.
[3]	This variable rate security is based on a predetermined schedule and the rate at period end also represents the reference rate at period end.
[4]	Security that used significant unobservable inputs to determine fair value.
[5]	Security is perpetual in nature and has no stated maturity date.
[6]	Security issued with zero coupon. Income is recognized through accretion of discount.
[7]	All or a portion of this security is held at the broker as collateral for open futures contracts.
[8]	The aggregate cost for federal income tax purposes is $397,805,242, the aggregate gross unrealized appreciation is $11,015,396 and the aggregate gross unrealized depreciation is $2,574,469, resulting in net unrealized appreciation of $8,440,927.

Abbreviation:

CMT – Constant Maturity Treasury.

LIBOR – London Interbank Offered Rate.

The accompanying notes are an integral part of these financial statements.

24

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2019:

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Gain / (Loss)
Contracts to Buy:
U.S. Long Bond	139	December 2019	$22,888,750	$22,431,125	$(457,625)
U.S. Treasury 2-Year Notes	55	December 2019	11,889,382	11,858,086	(31,296)
U.S. Treasury 5-Year Notes	164	December 2019	19,581,273	19,549,312	(31,961)
U.S. Treasury 10-Year Notes	130	December 2019	17,121,719	16,938,594	(183,125)
U.S. Ultra 10-Year Notes	73	December 2019	10,452,000	10,373,984	(78,016)
U.S. Ultra Bond	112	December 2019	21,921,187	21,252,000	(669,187)
					$(1,451,210)

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	25

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

26

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2019
Asset Backed Securities	$—	$84,843,057	$623,321	$85,466,378
Commercial Mortgage Backed Securities	—	17,578,028	—	17,578,028
Corporate Bonds	—	126,735,714	—	126,735,714
Loan Participations and Assignments	—	54,593,186	—	54,593,186
Residential Mortgage Backed Securities	—	4,183,823	—	4,183,823
U.S. Government Agency Obligations	—	1,500,000	—	1,500,000
U.S. Inflation Linked Debt	—	12,539,040	—	12,539,040
U.S. Treasury Bonds and Notes	—	99,309,346	—	99,309,346
U.S. Treasury Bills		5,791,864	—	5,791,864
Total Investments, at value	$—	$407,074,058	$623,321	$407,697,379
Other Financial Instruments, at value
Financial Futures Contracts	$(1,451,210)	$—	$—	$(1,451,210)
Other Financial Instruments, at value	$(1,451,210)	$—	$—	$(1,451,210)

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	27

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2019:

Asset Backed Securities
Balance as of October 31, 2018	$592,470
Purchases	—
Sales / Paydowns	—
Realized gains (losses)	—
Change in unrealized appreciation (depreciation)	29,425
Amortization	1,426
Transfers from Level 3	—
Transfers to Level 3	—
Balance as of October 31, 2019	$623,321

The Fund’s investments classified as Level 3 were valued using a model approach, including the Fund’s assumptions in determining their fair value.

The accompanying notes are an integral part of these financial statements.

28

BBH INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

ASSETS:
Investments in securities, at value (Cost $399,244,352)	$407,697,379
Cash	931,847
Receivables for:
Interest	1,960,696
Futures variation margin on open contracts	890,755
Investments sold	125,962
Shares sold	119,500
Investment advisory and administrative fee waiver reimbursement	19,657
Total Assets	411,745,796
LIABILITIES:
Payables for:
Investments purchased	4,869,422
Shares redeemed	553,156
Investment advisory and administrative fees	121,962
Professional fees	69,320
Dividends declared	65,001
Custody and fund accounting fees	25,486
Transfer agent fees	5,715
Board of Trustees’ fees	253
Accrued expenses and other liabilities	29,878
Total Liabilities	5,740,193
NET ASSETS	$406,005,603
Net Assets Consist of:
Paid-in capital	$385,340,554
Retained earnings	20,665,049
Net Assets	$406,005,603
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($406,005,603 ÷ 38,265,948 shares outstanding)	$10.61

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	29

BBH INCOME FUND

STATEMENT OF OPERATIONS
For the year ended October 31, 2019

NET INVESTMENT INCOME:
Income:
Interest income (net of foreign withholding taxes of $19)	$11,911,684
Other income	92,963
Total Income	12,004,647
Expenses:
Investment advisory and administrative fees	1,202,942
Custody and fund accounting fees	97,251
Professional fees	85,085
Board of Trustees’ fees	48,613
Shareholder report fees	44,552
Transfer agent fees	31,632
Miscellaneous expenses	49,647
Total Expenses	1,559,722
Investment advisory and administrative fee waiver	(55,757)
Net Expenses	1,503,965
Net Investment Income	10,500,682
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	7,372,323
Net realized gain on futures contracts	6,987,355
Net realized gain on investments in securities and futures contracts	14,359,678
Net change in unrealized appreciation/(depreciation) on investments in securities	10,171,458
Net change in unrealized appreciation/(depreciation) on futures contracts	(1,398,320)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	8,773,138
Net Realized and Unrealized Gain	23,132,816
Net Increase in Net Assets Resulting from Operations	$33,633,498

The accompanying notes are an integral part of these financial statements.

30

BBH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2019	For the period from June 27, 2018 (commencement of operations) to October 31, 2018
INCREASE IN NET ASSETS:
Operations:
Net investment income	$10,500,682	$854,353
Net realized gain (loss) on investments in securities and futures contracts	14,359,678	(615,477)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	8,773,138	(1,771,321)
Net increase (decrease) in net assets resulting from operations	33,633,498	(1,532,445)
Dividends and distributions declared:
Class I	(10,503,452)	(848,193)
Share transactions:
Proceeds from sales of shares	243,690,338	148,989,868
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	844,086	36,328
Proceeds from short-term redemption fees	60	—
Cost of shares redeemed	(8,239,111)	(65,374)
Net increase in net assets resulting from share transactions	236,295,373	148,960,822
Total increase in net assets	259,425,419	146,580,184
NET ASSETS:
Beginning of year	146,580,184	—
End of year	$406,005,603	$146,580,184

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	31

BBH INCOME FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class I share outstanding throughout each period.

	For the year ended October 31, 2019	For the period from June 27, 2018 (commencement of operations) to October 31, 2018
Net asset value, beginning of period	$9.83	$10.00
Income from investment operations:
Net investment income[1]	0.36	0.10
Net realized and unrealized gain (loss)	0.78	(0.17)
Total income (loss) from investment operations	1.14	(0.07)
Less dividends and distributions:
From net investment income	(0.36)	(0.10)
Short-term redemptions fees[1]	0.00[2]	—
Net asset value, end of period	$10.61	$9.83
Total return	11.76%	(0.75)%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$406	$147
Ratio of expenses to average net assets before reductions	0.52%	0.67%[4]
Fee waiver	0.02%[5]	0.17%[4,5]
Ratio of expenses to average net assets after reductions	0.50%	0.50%[4]
Ratio of net investment income to average net assets	3.49%	3.12%[4]
Portfolio turnover rate	77%	94%[3]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees, legal fees and registration fees.
[5]	The ratio of expenses to average net assets for the year ended October 31, 2019 and the period ended October 31, 2018 reflect fees reduced as result of a contractual operating expense limitation of the Fund to 0.50%. The agreement is effective through February 29, 2020 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2019 and the period from June 27, 2018 to October 31, 2018, the waived fees were $55,757 and $94,185, respectively.

The accompanying notes are an integral part of these financial statements.

32

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 27, 2018. The Fund offers Class N shares and Class I shares. As of October 31, 2019, Class N shares are not available for purchase by investors. The Fund may offer Class N shares for purchase in the future. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2019, there were seven series of the Trust. The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.	Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts held by the Fund are valued daily at the official settlement price of the exchange of which it is traded.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

financial statements october 31, 2019	33

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.	Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2019, are listed in the Portfolio of Investments.

For the year ended October 31, 2019, the average monthly notional amount of open futures contracts was $85,046,514. The range of monthly notional amounts was $33,767,734 to $103,854,311.

34

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

Fair Values of Derivative Instruments as of October 31, 2019

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives		Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/(depreciation) on futures contracts	$ —	Net unrealized appreciation/(depreciation) on futures contracts	$ (1,451,210)*
Total		$ —		$ (1,451,210)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Gain on Derivatives Futures Contracts	$6,987,355
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Futures Contracts	$(1,398,320)

E.	Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid, under SEC Regulations for open-end investment companies, and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

financial statements october 31, 2019	35

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

F.	Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan assignment, the Fund acquires the loan in whole or in part and becomes a lender under the loan agreement. The Fund generally has the right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax

36

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2019, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for all open tax periods since June 27, 2018 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $10,503,452 to Class I shareholders during the year ended October 31, 2019. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2019 and period ended October 31, 2018 was as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2019:	$10,503,452	$—	$10,503,452	$—	$10,503,452
2018:	848,193	—	848,193	—	848,193

As of October 31, 2019 and 2018, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2019:	$8,805,637	$3,483,486	$—	$1,374,109	$7,001,817	$20,665,049
2018:	3,766	—	(147,418)	(465,665)	(1,771,321)	(2,380,638)

financial statements october 31, 2019	37

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

The Fund did not have a net capital loss carryforwards as of October 31, 2019.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.

A.	Investment Advisory and Administrative Fees. Effective June 27, 2018 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.40% per annum. For the year ended October 31, 2019, the Fund incurred $1,202,942 for services under the Agreement.

B.	Investment Advisory and Administrative Fee Waivers. Effective June 27, 2018 (commencement of operations), the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses in order to limit the total annual fund operating expenses (excluding interests, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course

38

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

of the Fund’s business) for Class I shares to 0.50%. The agreement will terminate on February 29, 2020, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2019, the Investment Adviser waived fees in the amount of $55,757 for Class I.

C.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2019, the Fund incurred $97,251 in custody and fund accounting fees. The Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the revised agreement for the year ended October 31, 2019 was $20,363. This amount is included in “Interest income” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2019, was $471. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

D.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2019, the Fund incurred $48,613 in independent Trustee compensation and expense reimbursements.

E.	Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.
4.	Investment Transactions. For the year ended October 31, 2019, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $464,991,970 and $226,620,976, respectively.

financial statements october 31, 2019	39

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:
	For the year ended October 31, 2019		For the period ended October 31, 2018*
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	24,062,581	$243,690,338	14,918,693	$148,989,868
Shares issued in connection with reinvestments of dividends	81,846	844,086	3,682	36,328
Proceeds from short-term redemption fees	N/A	60	N/A	—
Shares redeemed	(794,212)	(8,239,111)	(6,642)	(65,374)
Net increase	23,350,215	$236,295,373	14,915,733	$148,960,822

*	The period represented is from June 27, 2018 (commencement of operations) to October 31, 2018.
6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (liquidity risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities (investment in other investment companies risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of

40

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

principal and the Fund’s ability to sell it (municipal issuer risk). Due to uncertainty regarding the ability of the issuer to pay principal and interest, securities that are rated below investment grade (i.e., Ba1/BB+ or lower) (junk bond risk), and their unrated equivalents, may be subject to greater risks than securities which have higher credit ratings, including a high risk of default. If the issuer of the securities in which the Fund invests redeems them before maturity the Fund may have to reinvest the proceeds in securities that pay a lower interest rate (call risk). The Fund invests in asset-backed (asset-backed securities risk) and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). Loan participations, delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investments in a company at a time when it might not otherwise decide to do so (loan risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations (market risk). A significant investment of Fund assets within one or more sectors, industries, securities and/or durations may increase the Fund’s sensitivity to adverse economic, business, political, or other, risks associated with such sector, industry, security or duration (sector risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

financial statements october 31, 2019	41

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent Pronouncements.
A.	ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. Management is currently evaluating the application of ASU 2017-08 and its impact, if any, on the Fund’s financial statements.
B.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standards Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted. The Fund has adopted ASU 2018-13 and the Fund’s financial statements have been prepared in accordance with this guidance.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2019 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

42

BBH INCOME FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2019 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019, to October 31, 2019).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2019	43

BBH INCOME FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2019 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019[1]
Class I
Actual	$1,000	$1,056	$2.61
Hypothetical[2]	$1,000	$1,023	$2.57

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.50% for Class I shares, multiplied by the average account value over the period and multiplied by 184/365.
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

44

BBH INCOME FUND

CONFLICTS OF INTEREST
October 31, 2019 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

financial statements october 31, 2019	45

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients’ accounts managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

46

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated service providers. BBH acting in capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Fund’s net assets, BBH the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

financial statements october 31, 2019	47

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

48

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2019	49

BBH INCOME FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2019 (unaudited)

The Fund hereby designates $84,359 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

The qualified investment income (“QII”) percentage for the period ended October 31, 2019 was 84.11%. In January 2020, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2019. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

50

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018- Present).	7	None.

financial statements october 31, 2019	51

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

52

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-2016); Compliance Manager, State Street Corporation (2013-2014).
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

financial statements october 31, 2019	53

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

54

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2019

BBH U.S. GOVERNMENT MONEY MARKET FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH U.S. GOVERNMENT MONEY MARKET FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2019

For the 4-month period ended October 31, 2019, the BBH U.S. Government Money Market Fund (the “Fund”) returned 0.55% and 0.63% for its regular and institutional shares, respectively. We believe the performance of the Fund remains competitive with industry peers, while maintaining a high degree of quality and liquidity throughout the period.

The Fund seeks to maximize income while attempting to preserve capital and maintain liquidity by investing in securities issued or guaranteed as to principal and interest by the U.S. Government or its Agencies and repurchase agreements fully backed by such instruments.

During the reporting period, the Fund’s yield declined 40 basis points* which coincided with the Federal Reserve’s (“Fed”) decision to reduce the Federal Funds Rate target. In all, the Fed lowered its target for short-term interest rates three times to a range of 1.5% to 1.75%. The more accommodative stance taken by the Fed was in part based on the potential economic fallout from broadening trade disputes as well as inflation measures undershooting the Fed’s targets. Market expectations are for the Fed to maintain the current level of short-term interest rates in the near term.

In between the July and September Fed meetings the overnight collateralized repurchase (“Repo”) market experienced significant volatility. This put upward pressure on the Federal Funds Rate pushing it above the upper range. While the Fed quickly intervened and the volatility subsided, the potential for future overnight lending and borrowing imbalances is worth monitoring going forward.

The investment team for the BBH Money Market Fund maintained what it believed to be a prudent investment strategy throughout the period, with a weighted average maturity typically between 35 and 45 days.

Past performance does not guarantee future results and current performance may be lower or higher than the past performance quoted. For performance current to the most recent month-end please call 1-800-625-5759.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

*	One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001).

2

BBH U.S. GOVERNMENT MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH U.S. Government Money Market Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH U.S. Government Money Market Fund (the ″Fund″), one of the funds within the BBH Trust, as of October 31, 2019, the related statements of operations for the period from July 1, 2019 to October 31, 2019 and the year ended June 30, 2019, the statements of changes in net assets for the period from July 1, 2019 to October 31, 2019 and for each of the two years in the period ended June 30, 2019, the financial highlights for the period from July 1, 2019 to October 31, 2019 and for each of the five years in the period ended June 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the period from July 1, 2019 to October 31, 2019 and for the year ended June 30, 2019, the changes in its net assets for the period from July 1, 2019 to October 31, 2019 and for each of the two years in the period ended June 30, 2019, and the financial highlights for the period from July 1, 2019 to October 31, 2019 and for each of the five years in the period ended June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included

financial statements october 31, 2019	3

BBH U.S. GOVERNMENT MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2019

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

4

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO ALLOCATION
October 31, 2019

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
U.S. Government Agency Obligations	$199,826,990	9.5%
U.S. Treasury Bills	1,710,758,301	81.0
Repurchase Agreements	175,000,000	8.3
Cash and Other Assets in Excess of Liabilities	24,763,342	1.2
NET ASSETS	$2,110,348,633	100.0%

All data as of October 31, 2019. The Fund’s breakdown by security type is expressed as a percentage of net assets and may vary over time.

financial statements october 31, 2019	5

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (9.5%)
$ 75,000,000	Federal Home Loan Bank Discount Notes[1]	11/05/19	1.742%	$74,985,500
75,000,000	Federal Home Loan Bank Discount Notes[1]	11/20/19	1.737	74,931,323
50,000,000	Federal Home Loan Bank Discount Notes[1]	12/04/19	1.970	49,910,167
	Total U.S. Government Agency Obligations (Cost $199,826,990)			199,826,990

	U.S. TREASURY BILLS (81.0%)
125,000,000	U.S. Treasury Bill[1,2]	11/12/19	1.843	124,929,784
100,000,000	U.S. Treasury Bill[1,2]	11/14/19	1.876	99,932,586
125,000,000	U.S. Treasury Bill[1,2]	11/19/19	1.858	124,884,175
155,000,000	U.S. Treasury Bill[1,2]	11/21/19	1.899	154,837,153
50,000,000	U.S. Treasury Bill[1]	11/29/19	1.952	49,924,458
110,000,000	U.S. Treasury Bill[1,2]	12/03/19	1.660	109,838,027
100,000,000	U.S. Treasury Bill[1,2]	12/05/19	1.925	99,819,056
100,000,000	U.S. Treasury Bill[1]	12/12/19	1.914	99,783,042
100,000,000	U.S. Treasury Bill[1]	12/19/19	1.880	99,750,533
200,000,000	U.S. Treasury Bill[1,2]	01/02/20	1.819	199,376,822
175,000,000	U.S. Treasury Bill[1,2]	01/09/20	1.623	174,457,823
100,000,000	U.S. Treasury Bill[1]	01/16/20	1.629	99,657,578
50,000,000	U.S. Treasury Bill[1]	01/23/20	1.627	49,813,250
150,000,000	U.S. Treasury Bill[1,2]	02/06/20	1.892	149,240,874
75,000,000	U.S. Treasury Bill[1,2]	03/12/20	1.785	74,513,140
	Total U.S. Treasury Bills (Cost $1,710,758,301)			1,710,758,301
The accompanying notes are an integral part of these financial statements.

6

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value

	REPURCHASE AGREEMENTS (8.3%)
$ 55,000,000	BNP Paribas (Agreement dated 10/31/19 collateralized by FHLMC 3.500%-4.000%, due 11/01/41-08/01/49, original par $48,558,145, value $24,926,710, FNMA 3.000%-4.500%, due 01/01/34-08/01/49, original par $14,469,746, value $12,768,156, GNMA 2.500%-4.500%, due 05/20/40-10/20/49, original par $28,607,150, value $18,405,134)	11/01/19	1.740%	$ 55,000,000
65,000,000	National Australia Bank Ltd. (Agreement dated 10/31/19 collateralized by U.S. Treasury Notes 1.500%, due 08/31/21, original par $66,335,000, value $66,300,000)	11/01/19	1.700	65,000,000

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	7

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (continued)
$ 55,000,000	Societe Generale (Agreement dated 10/31/19 collateralized by U.S. Treasury Securities 0.000% -3.375%, due 11/15/19-10/15/24, original par $55,815,100, value $56,100,063)	11/01/19	1.770%	$55,000,000
	Total Repurchase Agreements (Cost $175,000,000)			175,000,000
TOTAL INVESTMENTS (Cost $2,085,585,291)[3]			98.8%	$2,085,585,291
ASSETS IN EXCESS OF OTHER LIABILITIES			1.2%	24,763,342
NET ASSETS			100.0%	$2,110,348,633

[1]	Coupon represents a yield to maturity.
[2]	Coupon represents a weighted average yield.
[3]	The aggregate cost for federal income tax purpose is $2,085,585,291, the aggregate gross unrealized appreciation is $0 and the aggregate gross unrealized depreciation is $0 resulting in net unrealized depreciation of $0.

Abbreviations:

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

The accompanying notes are an integral part of these financial statements.

8

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	9

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2019

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities. As observable prices are not available for these securities, valuation techniques are used to derive fair value.

At October 31, 2019, 100% of the Fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940, as amended (the “1940 Act”). Amortized cost approximates the fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2019
U.S. Government Agency Obligations	$–	$199,826,990	$–	$199,826,990
U.S. Treasury Bills	–	1,710,758,301	–	1,710,758,301
Repurchase Agreements	–	175,000,000	–	175,000,000
Total Investment, at value	$–	$2,085,585,291	$–	$2,085,585,291

The accompanying notes are an integral part of these financial statements.

10

BBH U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

ASSETS:
Investments, at cost which approximates fair value	$1,910,585,291
Repurchase agreements (Cost $175,000,000)	175,000,000
Cash	25,438,484
Receivables for:
Interest	24,823
Prepaid assets	22,535
Total Assets	2,111,071,133
LIABILITIES:
Payables for:
Investment advisory and administrative fees	419,916
Dividends declared	164,535
Professional fees	63,303
Custody and fund accounting fees	45,842
Shareholder servicing fees	11,083
Transfer agent fees	4,988
Board of Trustees’ fees	341
Accrued expenses and other liabilities	12,492
Total Liabilities	722,500
NET ASSETS	$2,110,348,633
Net Assets Consist of:
Paid-in capital	$2,110,383,822
Accumulated deficit	(35,189)
Net Assets	$2,110,348,633
NET ASSET VALUE AND OFFERING PRICE PER SHARE
REGULAR SHARES
($70,655,757 ÷ 70,661,361 shares outstanding)	$1.00
INSTITUTIONAL SHARES
($2,039,692,876 ÷ 2,039,728,479 shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	11

BBH U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF OPERATIONS

	For the period from July 1, 2019 to October 31, 2019	For the year ended June 30, 2019
NET INVESTMENT INCOME:
Income:
Interest income	$16,035,763	$50,422,011
Expenses:
Investment advisory and administrative fees	1,687,574	4,923,914
Custody and fund accounting fees	76,492	258,199
Professional fees	49,036	94,213
Shareholder servicing fees	43,751	67,861
Board of Trustees’ fees	14,232	48,745
Transfer agent fees	8,804	30,073
Miscellaneous expenses	49,348	132,316
Total Expenses	1,929,237	5,555,321
Expense offset arrangement	—	(217,297)
Net Expenses	1,929,237	5,338,024
Net Investment Income	14,106,526	45,083,987
NET REALIZED GAIN:
Net realized gain on investments	42,235	12,619
Net Increase in Net Assets Resulting from Operations	$14,148,761	$45,096,606

The accompanying notes are an integral part of these financial statements.

12

BBH U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

		For the years ended June 30,
	For the period from July 1, 2019 to October 31, 2019	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$14,106,526	$45,083,987	$18,087,309
Net realized gain on investments	42,235	12,619	(24,553)
Net increase in net assets resulting from operations	14,148,761	45,096,606	18,062,756
Distributions declared:
Regular Shares	(359,145)	(826,257)	(401,368)
Institutional Shares	(13,788,994)	(44,270,349)	(17,697,175)
Total distributions declared	(14,148,139)	(45,096,606)	(18,098,543)
From Fund Share (Principal) Transactions at Net Asset Value of $1.00 per share:
Fund shares sold and fund shares issued in connection with reinvestments of dividends	2,560,331,601	7,032,223,805	5,919,315,185
Fund shares repurchased	(2,637,758,587)	(6,615,829,390)	(5,669,393,124)
Net increase (decrease) in net assets resulting from fund share transactions	(77,426,986)	416,394,415	249,922,061
Total increase (decrease) in net assets	(77,426,364)	416,394,415	249,886,274

NET ASSETS:
Beginning of period	2,187,774,997	1,771,380,582	1,521,494,308
End of period	$2,110,348,633	$2,187,774,997	$1,771,380,582 [1]

[1]	Including distributions in excess of net investment income of $35,811.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	13

BBH U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Regular Share outstanding throughout the period.

		For the years ended June 30,
	For the period from July 1, 2019 to October 31, 2019	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.01	0.02	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders:
From net investment income	(0.01)	(0.02)	(0.01)	0.00 [2]	0.00 [2]	0.00 [2]
From net realized gains	—	—	—	—	—	0.00 [2]
Total distributions	(0.01)	(0.02)	(0.01)	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.55%[3]	1.76%	0.81%	0.08%	0.01%	0.01%
Ratios/Supplemental data:
Net assets, end of period (in millions)	$71	$62	$62	$67	$49	$1,127
Ratio of expenses to average net assets before reductions	0.47%[4]	0.49%	0.50%	0.48%	0.48%	0.51%
Expense reimbursement[5]	—%	—%	—%	0.10%	0.38%	0.44%
Expense offset arrangement	—%	0.01%	0.02%	0.00%[6]	0.00%[6]	0.00%[6]
Ratio of expenses to average net assets after reductions	0.47%[4]	0.48%	0.48%	0.38%	0.10%	0.07%
Ratio of net investment income to average net assets	1.64%	1.75%	0.78%	0.08%	0.01%	0.01%

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01 per share.
[3]	Not Annualized.
[4]	Annualized with the exception of audit fees.
[5]	During the period ended October 31, 2019, and the years ended June 30, 2019, 2018, 2017, 2016 and 2015, the investment advisory and administrative fee/shareholder servicing fee waivers, as a result of a minimum yield agreement, were $—, $—, $—, $50,768, $2,511,954 and $5,166,811, respectively.
[6]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

14

BBH U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for an Institutional Share outstanding throughout the period.

		For the years ended June 30,
	For the period from July 1, 2019 to October 31, 2019	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.01	0.02	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders:
From net investment income	(0.01)	(0.02)	(0.01)	0.00 [2]	0.00 [2]	0.00 [2]
From net realized gains	—	—	—	—	—	0.00 [2]
Total distributions	(0.01)	(0.02)	(0.01)	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.63%[3]	2.02%	1.06%	0.22%	0.02%	0.01%
Ratios/Supplemental data:
Net assets, end of period (in millions)	$2,040	$2,126	$1,710	$1,455	$1,605	$438
Ratio of expenses to average net assets before reductions	0.24%[4]	0.24%	0.26%	0.24%	0.25%	0.26%
Expense reimbursement[5]	—%	—%	—%	—%	0.05%	0.19%
Expense offset arrangement	—%	0.01%	0.02%	0.00%[6]	0.00%[6]	0.00%[6]
Ratio of expenses to average net assets after reductions	0.24%[4]	0.23%	0.24%	0.24%	0.20%	0.07%
Ratio of net investment income to average net assets	1.86%	2.02%	1.07%	0.21%	0.03%	0.01%

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01 per share.
[3]	Not Annualized.
[4]	Annualized with the exception of audit fees.
[5]	During the period ended October 31, 2019, and the years ended June 30, 2019, 2018, 2017, 2016 and 2015, the investment advisory and administrative fee/shareholder servicing fee waivers, as a result of a minimum yield agreement, were $—, $—, $—, $—, $573,823 and $1,015,043, respectively.
[6]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2019	15

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	Organization. The Fund is a separate series of BBH Trust (the “Trust”), which is registered under the 1940 Act, as an open-end management investment company. The Trust was originally organized as a Massachusetts business trust on June 7, 1983 and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on December 12, 1983. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to create an unlimited number of series, each of which may issue a separate class of shares. The Fund currently offers two classes of shares, Regular Shares and Institutional Shares. At October 31, 2019, there were seven series of the Trust. Effective July 1, 2019, the Fund changed its fiscal year end from June 30, 2019 to October 31, 2019.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. The Fund values its investments at amortized cost, which approximates fair value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is in compliance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate fair value, securities may be valued as determined in accordance with procedures adopted by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the amortized cost method. Interest income is accrued as earned and consists of interest accrued, accretion of discount on debt securities (including both original issue and market discount) and premium amortization on the investments of the Fund.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for

16

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the marked-to-market value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

The Fund’s repurchase agreements are disclosed on a gross basis and information related to collateral, which could be offset in event of default, are shown in the Portfolio of Investments.

E.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

financial statements october 31, 2019	17

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the period ended October 31, 2019, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $359,145 and $13,788,994 to Regular and Institutional shareholders, respectively, during the period ended October 31, 2019.

The tax character of distributions paid during the period ended October 31, 2019 and the year ended June 30, 2019, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Total Distributions paid
During the period from July 1, 2019 to October 31, 2019:	$14,148,139	$–	$14,148,139	$14,148,139
During the year ended June 30, 2019:	45,096,606	$–	45,096,606	45,096,606

18

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

As of October 31, 2019 and June 30, 2019, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
October 31, 2019:	$129,346	$–	$–	$(164,535)	$–	$(35,189)
June 30, 2019:	419,596	–	(25,461)	(429,946)	–	(35,811)

The Fund did not have a net capital loss carryforward at October 31, 2019.

The Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from the amounts shown in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

There are no significant differences between book-basis and tax-basis unrealized appreciation/(depreciation) for investments for the current period.

To the extent future capital gains are offset by future capital loss carryforwards, if any, such gains will not be distributed.

G.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Effective June 12, 2007, under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment

financial statements october 31, 2019	19

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.25% on the first $1,000,000,000 of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets in excess of $1,000,000,000. For the period ended October 31, 2019, the Fund incurred $1,687,574 for services under the Agreement.
B.	Investment Advisory and Administrative Fee Waiver. BBH has voluntarily agreed to waive its Investment Advisory and Administrative Fee and credit daily to the Fund an amount necessary to maintain the minimum annualized yield of the Fund at 1 basis point (0.01%). The amount credited each day will offset the daily accrual of the Investment Advisory and Administrative Fee. This is a voluntary waiver that can be changed at any time at the sole discretion of BBH. For the period ended October 31, 2019, BBH did not waive any fees because the Fund’s annualized yield exceeded 0.01%.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Regular Shares of the Fund calculated daily and paid monthly at an annual rate of 0.20% of the Regular Shares’ average daily net assets. For the period ended October 31, 2019, the Regular Shares of the Fund incurred $43,751 in shareholder servicing fees.
D.	Shareholder Servicing Fee Waiver. BBH has voluntarily agreed to waive its Shareholder Servicing Fee for the Regular Shares only when the Investment Advisory and Administrative Fee waiver described above is not enough to maintain the minimum daily yield of the Fund at 1 basis point (0.01%). The amount credited each day will offset to the daily accrual of the Shareholder Servicing Fee. This is a voluntary waiver that can be changed at any time at the sole discretion of BBH. For the period ended October 31, 2019, BBH did not waive any fees.
E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% per annum of average daily net assets. For the period ended October 31, 2019, the Fund incurred $76,492 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the agreement for the period ended October 31, 2019 was $188,682. This amount is included in “Interest income” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal

20

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the period ended October 31, 2019 was $25,489. This amount is included in the “Custody and fund accounting fees” in the Statement of Operations.
F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act (referred to here as an “Independent Trustee”) receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the period ended October 31, 2019, the Fund incurred $14,232 in Independent Trustee compensation and expense reimbursements.
G.	Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.
4.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Regular Shares and Institutional Shares of beneficial interest, at no par value. Transactions in Regular Shares and Institutional Shares were as follows:

	For the period ended October 31, 2019		For the year ended June 30, 2019
	Shares	Dollars	Shares	Dollars
Regular Shares
Shares sold	93,758,560	$93,758,560	251,599,891	$251,599,891
Shares issued in connection with reinvestments of dividends	203,806	203,806	483,671	483,671
Shares redeemed	(84,994,901)	(84,994,901)	(252,123,777)	(252,123,777)
Net increase (decrease)	8,967,465	$8,967,465	(40,215)	$(40,215)
Institutional Shares
Shares sold	2,466,327,388	$2,466,327,388	6,780,037,992	$6,780,037,992
Shares issued in connection with reinvestments of dividends	41,847	41,847	102,251	102,251
Shares redeemed	(2,552,763,686)	(2,552,763,686)	(6,363,705,613)	(6,363,705,613)
Net increase (decrease)	(86,394,451)	$(86,394,451)	416,434,630	$416,434,630

financial statements october 31, 2019	21

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

5.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH or any other bank, and the shares are neither insured nor guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. BBH has no legal obligation to provide financial support to the Fund and you should not expect that BBH as the Fund’s sponsor will provide financial support to the Fund at any time. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

The divergence of the Fund’s amortized cost price per share from its market based net asset value per share may result in the Fund’s inability to maintain a stable $1.00 NAV, resulting in material dilution or other unfair results to shareholders (stable NAV risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk), failure of an issuer, guarantor or counterparty to a transaction to perform (credit risk) or changes in interest rates (interest rate risk). The Fund is subject to the risk that the securities selected by the investment adviser may underperform (management risk). Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). The Fund’s investments in certain U.S. government agency securities may not be backed by the U.S. Treasury and may be supported only by the credit of the issuer (U.S. government agency securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by the Fund’s investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The Fund’s exposure to these risks with respect to these financial assets held by the Fund is reflected in their value as recorded in the Fund’s Statement of Assets and Liabilities. The U.S. Securities and Exchange Commission (the “SEC”) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of the Fund (Regulatory Risk). The absence of an active market for the Fund’s variable and floating rate securities could make it difficult for the Fund to dispose of them if the issuer defaults (Variable and Floating Rate Instrument Risk).

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

22

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
6.	Money Market Regulation. Money market funds are required to comply with SEC regulations and governing rules for money market funds. Government money market funds, such as BBH U.S. Government Money Market Fund, are permitted to continue to transact fund shares at a NAV calculated using the amortized cost valuation method. The Fund’s Board of Trustees has determined not to impose any liquidity-based redemption fees or redemption gates on the Fund as permitted by the SEC amendments. As a government money market fund, the Fund must invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash or government securities.
7.	Recent Pronouncements.
A.	ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. Management is currently evaluating the application of ASU 2017-08 and its impact, if any, on the Fund’s financial statements.
B.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standards Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years,

financial statements october 31, 2019	23

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2019

beginning after December 15, 2019. Early application is permitted. The Fund has adopted ASU 2018-13 and the Fund’s financial statements have been prepared in accordance with this guidance.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2019 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

24

BBH U.S. GOVERNMENT MONEY MARKET FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2019 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to October 31, 2019).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2019	25

BBH U.S. GOVERNMENT MONEY MARKET FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2019 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period July 1, 2019 to October 31, 2019[1]
Regular Shares
Actual	$1,000	$1,006	$1.59
Hypothetical[2]	$1,000	$1,015	$1.60

	Beginning Account Value July 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period July 1, 2019 to October 31, 2019[1]
Institutional Shares
Actual	$1,000	$1,006	$0.81
Hypothetical[2]	$1,000	$1,016	$0.82

[1]	Expenses are equal to the Fund’s annualized net expense ratio of 0.47% and 0.24% for Regular and Institutional Shares, respectively, multiplied by 123/365.
[2]	Assumes a return of 5% before expenses. For the purpose of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

26

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST
October 31, 2019 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH&Co, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

financial statements october 31, 2019	27

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients’ accounts managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH& Co. could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser and BBH’s advisory and administrative fees are calculated by reference to the Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

28

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be

financial statements october 31, 2019	29

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST (continued)
October 31, 2019 (unaudited)

based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

30

BBH U.S. GOVERNMENT MONEY MARKET FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2019 (unaudited)

In January 2019, the Fund reported on Form 1099 the tax status of all distributions made during the calendar year 2018. Shareholders should use the information on Form 1099 for their income tax returns.

financial statements october 31, 2019	31

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Information pertaining to the Trustees and executive officers of BBH Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-present).	7	None.

32

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

financial statements october 31, 2019	33

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006 – 2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-2016); Compliance Manager, State Street Corporation (2013-2014).

34

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2019	35

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Item 2. Code of Ethics.

As of the period ended October 31, 2019 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575 - 1265.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Andrew S. Frazier, John M. Tesoro Mark M. Collins and Joan A. Binstock possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Andrew S. Frazier, John M. Tesoro Mark M. Collins and Joan A. Binstock as the Registrant’s audit committee financial experts. Messrs. Andrew S. Frazier, John M. Tesoro and Mark M. Collins and Ms. Joan A. Binstock are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $375,000 for 2019 and $302,000 for 2018.

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2019 and $0 for 2018.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $41,704 for 2019 and $37,869 for 2018.  These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $42,000 for 2019 and $63,000 for 2018.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not  including  any sub-adviser whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $1,866,461 for 2019 and $1,792,700 for 2018.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.
(a)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust

By: (Signature and Title)

/s/Jean-Pierre Paquin

Jean-Pierre Paquin

Title:  President (Principal Executive Officer)

Date: January 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Jean-Pierre Paquin

Jean-Pierre Paquin

Title: President (Principal Executive Officer)

Date: January 6, 2020

By: (Signature and Title)

/s/ Charles H. Schreiber

Charles H. Schreiber

Title: Treasurer (Principal Financial Officer)

Date: January 6, 2020